UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22518

Nuveen Short Duration Credit Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2018

Nuveen

Closed-End Funds

NSL	Nuveen Senior Income Fund
JFR	Nuveen Floating Rate Income Fund
JRO	Nuveen Floating Rate Income Opportunity Fund
JSD	Nuveen Short Duration Credit Opportunities Fund
JQC	Nuveen Credit Strategies Income Fund

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

September 24, 2018

Portfolio Managers’ Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, LLC. During the reporting period, Gunther Stein and Scott Caraher managed NSL, JFR and JRO, Gunther, Scott and Jenny Rhee managed JSD, and Gunther and Sutanto Widjaja managed JQC. On October 1, 2018, Gunther Stein ceased serving as a portfolio manager for each of the Funds.

Effective April 12, 2018, the Board of Trustees for both JQC and JSD has approved an additional investment policy for each Fund. Under normal circumstances, the Fund will invest at least 80% of “Assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities. This new policy is separate from and in addition to the Fund’s existing policy that it will invest at least 70% of Managed Assets in adjustable rate senior loans and second lien loans for JQC and adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments for JSD.

Here the team discusses U.S. economic and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2018.

What factors affected the U.S. economic and financial markets during the twelve-month reporting period ended July 31, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.2% in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.0% and 6.3%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the EU announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

The loan market exhibited positive performance throughout the reporting period based on a number of factors. Fundamentally, earnings have been strong and issuers have benefited from a move to lower their cost of financing via the repricing of existing debt, which lowers the effective coupon. Further, companies have taken advantage of strong conditions to extend debt repayment periods, which at this point has made the maturity schedule quite manageable. Credit metrics also continue to be generally strong. All of this has led to a low level of defaults. From a positioning perspective, the loan market has little retail exposure (an area of concern for investors), and issuers generally have little exposure to ongoing trade negotiations which have caused volatility in other markets. In particular, loans in the portfolio are USD-denominated and have less risk to a rising U.S. dollar. From a technical perspective, loans have seen consistent demand coming from the institutional market, in particular collateralized loan obligations (or CLOs). CLOs are the primary buyer in the loan asset class. Adding to that demand has been fairly consistent demand coming from retail mutual funds and exchange-traded funds. On the supply side, while the new issue markets have been active, incremental supply has been more than met by incremental demand over the reporting period.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2018?

NSL seeks to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S dollar-denominated secured senior loans. The Fund invests at least 80% of its managed assets in adjustable rate senior secured loans. Up to 20% may include U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants. The Fund uses leverage.

JFR seeks to achieve a high level of current income by investing in adjustable rate secured and unsecured senior loans and other debt instruments. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JRO seeks to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% of the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% of the Fund’s assets may include other types of debt instruments or short positions consisting primarily of high yield debt. The Fund maintains a portfolio with an average duration that does not exceed two years. The Fund uses leverage.

JQC’s primary investment objective is high current income and its secondary objective is total return. The Fund invests at least 70% of its managed assets in adjustable rate senior secured and second lien loans, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% opportunistically in other types of securities across a company’s capital structure, primarily income-oriented securities such as high yield debt, convertible securities and other forms of corporate debt. The Fund uses leverage.

How did the Funds perform during this twelve-month reporting period ended July 31, 2018?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended July 31, 2018, NSL, JFR, JRO and JSD outperformed the Credit Suisse Leveraged Loan Index, while JQC underperformed the Credit Suisse Leveraged Loan Index.

Across all five Funds, our top and bottom performing individual security positions and industry groups were relatively similar. As a result, for NSL, JFR, JRO, JSD and JQC, the majority of sectors contributed positively to absolute performance, with the exception of the consumer staples sector in JQC. The telecommunication services, information technology, consumer discretionary and energy sectors were the strongest contributors to absolute performance.

Portfolio Managers’ Comments (continued)

Specific holdings that contributed positively to performance were the bonds of Intelsat Jackson Holdings, S.A. Intelsat operates the world’s largest satellite services operation. A number of positive catalysts drove Intelsat’s bonds higher, including a strong earnings announcement and a capital expenditure reduction earlier in 2018 as well as a successful contract win to expand 4G LTE services within the United States. Most recently, the company has garnered positive support from the Federal Communications Commission (FCC) regarding their plan to support the deployment of 5G wireless connectivity by monetizing some of their spectrum rights. The market has attributed meaningful value to Intelsat’s spectrum rights, allowing the company to raise equity recently to refinance some of its capital structure. Also contributing to performance were the bonds of California Resources Corporation (CRC). CRC has successfully improved its liquidity profile via a number of financing transactions, and has also benefitted from a backdrop of higher energy prices. Lastly, contributing to performance were the loans of Cumulus Media. Cumulus is the third largest radio operator in the U.S. and filed for bankruptcy in 2017. Following its emergence from bankruptcy, the company now has an improved capital structure that should assist the issuer going forward.

Detracting from performance were the bonds of Dish DBS Corp. Dish has been suffering from revenue pressure amid lower subscribership trends. Lastly, exposure to Petco Animal Supplies, Inc. term loans hurt performance as the retailer has seen downgrades amid declining sales numbers.

JSD and JQC invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. These contracts had a negligible impact on performance during the reporting period.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Term Preferred Shares (Term Preferred) for NSL, JFR, JRO and JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Funds’ use of leverage had a positive impact on performance during this reporting period.

NSL, JFR, JRO and JSD used interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through bank borrowings and preferred shares. Collectively, these interest rate swap contracts had a negligible impact to overall Fund performance during the period.

As of July 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	37.05%	36.61%	36.09%	37.17%	36.33%
Regulatory Leverage*	37.05%	36.61%	36.09%	37.17%	31.20%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2017	Draws	Paydowns	July 31, 2018	Average Balance Outstanding	Draws	Paydowns	September 27, 2018
NSL	$114,000,000	$—	$—	$114,000,000	$114,000,000	$—	$—	$114,000,000
JFR	$254,300,000	$—	$—	$254,300,000	$254,300,000	$—	$—	$254,300,000
JRO	$178,800,000	$—	$—	$178,800,000	$178,800,000	$—	$—	$178,800,000
JSD	$72,000,000	$—	$—	$72,000,000	$72,000,000	$—	$—	$72,000,000
JQC	$561,000,000	$—	$—	$561,000,000	$561,000,000	$—	$(55,000,000)	$506,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Borrowings for further details.

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
August 1, 2017	Purchases	Sales	July 31, 2018	Average Balance Outstanding	Purchases	Sales	September 27, 2018
$145,000,000	$ —	$ —	$145,000,000	$145,000,000	$55,000,000	$ —	$200,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Reverse Repurchase Agreements for further details.

Term Preferred Shares

As noted previously, in addition to bank borrowings, the following Funds also issued Term Preferred. The Funds' transactions in Term Preferred are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2017	Issuance	Redemptions	July 31, 2018	Average Balance Outstanding	Issuance	Redemptions	September 27, 2018
NSL	$43,000,000	$—	$—	$43,000,000	$43,000,000	$—	$—	$43,000,000
JFR	$125,200,000	$—	$—	$125,200,000	$125,200,000	$—	$—	$125,200,000
JRO	$84,000,000	$—	$—	$84,000,000	$84,000,000	$—	$—	$84,000,000
JSD	$35,000,000	$—	$—	$35,000,000	$35,000,000	$—	$—	$35,000,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on Term Preferred.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NSL	JFR	JRO	JSD	JQC
August 2017	$0.0395	$0.0675	$0.0705	$0.1060	$0.0525
September	0.0395	0.0675	0.0705	0.1060	0.0475
October	0.0395	0.0675	0.0705	0.1060	0.0475
November	0.0395	0.0675	0.0705	0.1060	0.0475
December	0.0395	0.0675	0.0705	0.1060	0.0475
January	0.0395	0.0675	0.0705	0.1060	0.0475
February	0.0395	0.0675	0.0705	0.1060	0.0475
March	0.0370	0.0620	0.0620	0.1060	0.0410
April	0.0370	0.0620	0.0620	0.1060	0.0410
May	0.0370	0.0620	0.0620	0.1060	0.0410
June	0.0335	0.0575	0.0580	0.1005	0.0370
July 2018	0.0335	0.0575	0.0580	0.1005	0.0370
Total Monthly Per Share Distributions	0.4545	0.7735	0.7955	1.2610	0.5345
Ordinary Income Distribution*	—	—	—	0.0364	—
Total Distributions from Net Investment Income	$0.4545	$0.7735	$0.7955	$1.2974	$0.5345

Current Distribution Rate**	6.56%	6.70%	6.80%	7.23%	5.63%
*	Distribution paid in December 2017.
**

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2018, the Funds had positive UNII balances for tax purposes. NSL had a positive UNII balance while JFR, JRO, JSD and JQC had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	NSL		JFR	JRO	JSD
Additional authorized common shares	8,800,000	*	12,900,000	8,500,000	1,000,000	*
*	Represents additional authorized common shares for the period August 1, 2017 through December 8, 2017.

During the current reporting period, the following Funds sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

	JFR	JRO
Common shares sold through shelf offering	452,068	783,600
Weighted average premium to NAV per common share sold	1.38%	1.71%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2018 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	5,000	147,593	19,400	—	5,315,700
Common shares authorized for repurchase	3,860,000	5,645,000	3,975,000	1,010,000	13,575,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.91	$11.55	$11.47	$17.92	$9.11
Common share price	$6.13	$10.30	$10.23	$16.67	$7.89
Premium/(Discount) to NAV	(11.29)%	(10.82)%	(10.81)%	(6.98)%	(13.39)%
12-month average premium/(discount) to NAV	(5.11)%	(3.83)%	(3.26)%	(4.13)%	(10.31)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

Risk Considerations (continued)

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

THIS PAGE INTENTIONALLY LEFT BLANK

NSL	Nuveen Senior Income Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	5.91%	4.83%	6.90%
NSL at Common Share Price	(3.78)%	2.84%	7.59%
Credit Suisse Leveraged Loan Index	4.72%	4.19%	5.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	135.5%
Corporate Bonds	18.9%
Common Stocks	3.1%
Common Stock Rights	0.2%
Warrants	0.0%
Investment Companies	3.8%
Other Assets Less Liabilities	(2.9)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	158.6%
Borrowings	(42.7)%
Term Preferred Shares, net of deferred offering costs	(15.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

IntelSat Jackson Holdings, S.A.	4.1%
Albertson’s LLC	3.2%
Sprint Corporation	2.4%
Dell International LLC	2.1%
Scientific Games Corporation	1.7%

Portfolio Composition

(% of total investments)

Media	12.3%
Software	11.1%
Diversified Telecommunication Services	8.2%
Hotels, Restaurants & Leisure	7.4%
Health Care Providers & Services	4.5%
Wireless Telecommunication Services	3.8%
Oil, Gas & Consumable Fuels	3.7%
Technology Hardware, Storage & Peripherals	3.6%
Food & Staples Retailing	3.4%
Commercial Services & Supplies	2.7%
IT Services	2.2%
Aerospace & Defense	1.9%
Equity Real Estate Investment Trusts	1.8%
Food Products	1.8%
Diversified Consumer Services	1.7%
Professional Services	1.5%
Airlines	1.4%
Semiconductors & Semiconductor Equipment	1.3%
Health Care Equipment & Supplies	1.3%
Building Products	1.1%
Insurance	1.1%
Other	19.9%
Investment Companies	2.3%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.8%
BB or Lower	85.2%
N/R (not rated)	2.0%
Total	100%

JFR	Nuveen Floating Rate Income Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	5.01%	4.83%	6.69%
JFR at Common Share Price	(6.64)%	2.56%	7.45%
Credit Suisse Leveraged Loan Index	4.72%	4.19%	5.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	130.6%
Corporate Bonds	19.6%
Common Stocks	2.9%
Long-Term Investment Companies	1.7%
Asset-Backed Securities	1.6%
Common Stock Rights	0.1%
Warrants	0.0%
Convertible Bonds	0.0%
Short-Term Investment Companies	3.6%
Other Assets Less Liabilities	(2.5)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	157.6%
Borrowings	(38.7)%
Term Preferred Shares, net of deferred offering costs	(18.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

IntelSat Jackson Holdings, S.A.	3.4%
Albertson’s LLC	3.1%
Dell International LLC	2.4%
Sprint Corporation	2.3%
Burger King Corporation	1.8%

Portfolio Composition

(% of total investments)

Media	12.7%
Software	9.9%
Hotels, Restaurants & Leisure	8.0%
Diversified Telecommunication Services	7.5%
Health Care Providers & Services	4.7%
Wireless Telecommunication Services	4.2%
Technology Hardware, Storage & Peripherals	3.5%
Food & Staples Retailing	3.2%
Oil, Gas & Consumable Fuels	3.0%
Commercial Services & Supplies	2.5%
IT Services	2.1%
Equity Real Estate Investment Trusts	1.9%
Food Products	1.9%
Real Estate Management & Development	1.5%
Aerospace & Defense	1.5%
Professional Services	1.3%
Diversified Consumer Services	1.3%
Specialty Retail	1.2%
Airlines	1.2%
Semiconductors & Semiconductor Equipment	1.2%
Internet Software & Services	1.2%
Health Care Equipment & Supplies	1.1%
Other	17.9%
Long-Term Investment Companies	1.1%
Asset-Backed Securities	1.0%
Short-Term Investment Companies	3.3%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	13.3%
BB or Lower	84.6%
N/R (not rated)	2.1%
Total	100%

JRO	Nuveen Floating Rate Income Opportunity Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	5.06%	4.97%	7.32%
JRO at Common Share Price	(7.38)%	2.68%	8.13%
Credit Suisse Leveraged Loan Index	4.72%	4.19%	5.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	130.6%
Corporate Bonds	19.9%
Common Stocks	3.2%
Asset-Backed Securities	1.0%
Common Stock Rights	0.2%
Warrants	0.0%
Convertible Bonds	0.0%
Investment Companies	3.7%
Other Assets Less Liabilities	(2.4)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	156.2%
Borrowings	(38.4)%
Term Preferred Shares, net of deferred offering costs	(17.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

IntelSat Jackson Holdings, S.A.	3.7%
Albertson’s LLC	2.6%
Dell International LLC	2.5%
Sprint Corporation	2.1%
Burger King Corporation	2.1%

Portfolio Composition

(% of total investments)

Media	12.4%
Software	10.7%
Hotels, Restaurants & Leisure	8.1%
Diversified Telecommunication Services	8.1%
Health Care Providers & Services	4.5%
Wireless Telecommunication Services	3.8%
Technology Hardware, Storage & Peripherals	3.6%
Oil, Gas & Consumable Fuels	3.3%
Commercial Services & Supplies	2.8%
Food & Staples Retailing	2.8%
IT Services	2.5%
Equity Real Estate Investment Trusts	1.9%
Food Products	1.8%
Aerospace & Defense	1.6%
Diversified Consumer Services	1.5%
Internet Software & Services	1.3%
Real Estate Management & Development	1.3%
Building Products	1.3%
Professional Services	1.3%
Airlines	1.2%
Specialty Retail	1.2%
Health Care Equipment & Supplies	1.1%
Other	18.9%
Asset-Backed Securities	0.6%
Investment Companies	2.3%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	13.4%
BB or Lower	84.4%
N/R (not rated)	2.2%
Total	100%

JSD	Nuveen Short Duration Credit Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
JSD at Common Share NAV	6.66%	5.22%	6.62%
JSD at Common Share Price	1.33%	4.28%	5.29%
Credit Suisse Leveraged Loan Index	4.72%	4.19%	4.55%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	133.5%
Corporate Bonds	20.5%
Common Stocks	2.9%
Common Stock Rights	0.2%
Warrants	0.0%
Investment Companies	4.5%
Other Assets Less Liabilities	(2.7)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	158.9%
Borrowings	(39.8)%
Term Preferred Shares, net of deferred offering costs	(19.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

IntelSat Jackson Holdings, S.A.	4.3%
Albertson’s LLC	3.5%
Sprint Corporation	2.5%
Scientific Games Corporation	2.0%
Clear Channel Communications Inc.	1.9%

Portfolio Composition

(% of total investments)

Software	11.2%
Media	10.7%
Diversified Telecommunication Services	8.1%
Hotels, Restaurants & Leisure	5.8%
Health Care Providers & Services	4.9%
Oil, Gas & Consumable Fuels	4.4%
Food & Staples Retailing	3.8%
Technology Hardware, Storage & Peripherals	3.4%
Wireless Telecommunication Services	3.4%
Commercial Services & Supplies	3.1%
IT Services	2.9%
Aerospace & Defense	2.0%
Health Care Equipment & Supplies	1.8%
Equity Real Estate Investment Trusts	1.8%
Real Estate Management & Development	1.7%
Professional Services	1.6%
Internet Software & Services	1.5%
Diversified Consumer Services	1.3%
Containers & Packaging	1.3%
Airlines	1.3%
Food Products	1.3%
Other	19.9%
Investment Companies	2.8%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	10.2%
BB or Lower	87.4%
N/R (not rated)	2.4%
Total	100%

JQC	Nuveen Credit Strategies Income Fund Performance Overview and Holding Summaries as of July 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	3.64%	4.16%	5.77%
JQC at Common Share Price	(3.09)%	2.10%	6.99%
Credit Suisse Leveraged Loan Index	4.72%	4.19%	5.19%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	125.9%
Corporate Bonds	22.5%
Exchange-Traded Funds	4.2%
Common Stocks	2.3%
Common Stock Rights	0.2%
Warrants	0.0%
Investment Companies	5.4%
Other Assets Less Liabilities	(3.5)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	157.0%
Borrowings	(45.3)%
Reverse Repurchase Agreements	(11.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

Scientific Games Corporation	1.9%
Burger King Corporation	1.8%
IntelSat Jackson Holdings, S.A.	1.7%
Sprint Corporation	1.6%
Albertson’s LLC	1.6%

Portfolio Composition

(% of total investments)

Media	10.5%
Hotels, Restaurants & Leisure	9.8%
Software	9.0%
Health Care Providers & Services	8.8%
Diversified Telecommunication Services	4.6%
Commercial Services & Supplies	2.8%
Internet Software & Services	2.7%
Household Products	2.5%
Wireless Telecommunication Services	2.5%
IT Services	2.5%
Oil, Gas & Consumable Fuels	2.4%
Airlines	2.3%
Chemicals	2.2%
Technology Hardware, Storage & Peripherals	1.9%
Health Care Equipment & Supplies	1.9%
Professional Services	1.8%
Semiconductors & Semiconductor Equipment	1.8%
Equity Real Estate Investment Trusts	1.8%
Food & Staples Retailing	1.7%
Machinery	1.7%
Other	18.8%
Exchange-Traded Funds	2.6%
Investment Companies	3.4%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

AA	0.3%
A	0.3%
BBB	13.3%
BB or Lower	86.0%
N/R (not rated)	0.1%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for NSL, JFR, JRO, JSD and JQC; at this meeting the shareholders were asked to elect Board Members.

	NSL		JFR		JRO		JSD		JQC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	32,433,917	—	49,049,987	—	35,393,057	—	8,773,654	—	114,811,090
Withhold	925,218	—	945,078	—	1,224,719	—	357,048	—	3,319,902
Total	33,359,135	—	49,995,065	—	36,617,776	—	9,130,702	—	118,130,992
Jack B. Evans
For	32,067,944	—	48,655,758	—	35,336,182	—	8,744,619	—	114,339,128
Withhold	1,291,191	—	1,339,307	—	1,281,594	—	386,083	—	3,791,864
Total	33,359,135	—	49,995,065	—	36,617,776	—	9,130,702	—	118,130,992
Albin F. Moschner
For	32,424,917	—	49,053,568	—	35,363,701	—	8,773,943	—	114,471,840
Withhold	934,218	—	941,497	—	1,254,075	—	356,759	—	3,659,152
Total	33,359,135	—	49,995,065	—	36,617,776	—	9,130,702	—	118,130,992
William C. Hunter
For	—	23,419	—	62,194	—	69,597	—	1,178	—
Withhold	—	290	—	1,419	—	1,016	—	23,454	—
Total	—	23,709	—	63,613	—	70,613	—	24,632	—
William J. Schneider
For	—	23,419	—	62,194	—	69,597	—	1,178	114,316,682
Withhold	—	290	—	1,419	—	1,016	—	23,454	3,814,310
Total	—	23,709	—	63,613	—	70,613	—	24,632	118,130,992

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund and Nuveen Credit Strategies Income Fund (the “Funds”) as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended July 31, 2014 were audited by other independent registered public accountants whose report, dated September 25, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 27, 2018

NSL	Nuveen Senior Income Fund Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 157.7% (97.7% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 135.5% (84.0% of Total Investments) (2)

	Aerospace & Defense – 3.1% (1.9% of Total Investments)

$4,118	Sequa Corporation, Term Loan B	7.067%	1-Month LIBOR	5.000%	11/28/21	B–	$4,125,682
1,432	Sequa Corporation, Term Loan, Second Lien	11.072%	1-Month LIBOR	9.000%	4/28/22	CCC	1,437,557
1,938	Transdigm, Inc., Term Loan E	4.577%	1-Month LIBOR	2.500%	5/30/25	Ba2	1,939,461
490	Transdigm, Inc., Term Loan F	4.577%	1-Month LIBOR	2.500%	6/09/23	Ba2	490,901
320	Transdigm, Inc., Term Loan G, First Lien	4.577%	1-Month LIBOR	2.500%	8/22/24	Ba2	320,610
8,298	Total Aerospace & Defense						8,314,211

	Air Freight & Logistics – 1.1% (0.7% of Total Investments)

1,000	Ceva Group PLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,001,250
837	PAE Holding Corporation, Term Loan B	7.577%	1-Month LIBOR	5.500%	10/20/22	B+	841,557
1,083	XPO Logistics, Inc., Term Loan B	4.064%	1-Month LIBOR	2.000%	2/24/25	BB+	1,086,503
2,920	Total Air Freight & Logistics						2,929,310

	Airlines – 2.3% (1.4% of Total Investments)

1,940	American Airlines, Inc., Replacement Term Loan	4.086%	1-Month LIBOR	2.000%	10/10/21	BB+	1,941,562
1,433	American Airlines, Inc., Term Loan 2025	3.827%	1-Month LIBOR	1.750%	6/27/25	BB+	1,411,532
2,893	American Airlines, Inc., Term Loan B	4.072%	1-Month LIBOR	2.000%	12/14/23	BB+	2,882,039
6,266	Total Airlines						6,235,133

	Auto Components – 0.6% (0.4% of Total Investments)

703	Horizon Global Corporation, Term Loan B, (DD1)	6.572%	1-Month LIBOR	4.500%	6/30/21	B2	681,787
990	Superior Industries International, Inc., Term Loan B	6.077%	1-Month LIBOR	4.000%	5/22/24	B	994,660
1,693	Total Auto Components						1,676,447

	Automobiles – 0.9% (0.5% of Total Investments)

1,430	Chrysler Group LLC, Term Loan	4.070%	1-Month LIBOR	2.000%	12/31/18	BBB–	1,434,510
103	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	103,383
746	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	750,221
2,279	Total Automobiles						2,288,114

	Biotechnology – 1.1% (0.7% of Total Investments)

2,963	Grifols, Inc., Term Loan B	4.200%	1-Week LIBOR	2.250%	1/31/25	BB	2,974,617

	Building Products – 1.7% (1.1% of Total Investments)

1,750	Fairmount, Initial Term Loan	6.050%	3-Month LIBOR	3.750%	6/01/25	BB	1,753,465
489	Ply Gem Industries, Inc., Term Loan B	6.087%	3-Month LIBOR	3.750%	4/12/25	B	490,740
2,381	Quikrete Holdings, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	11/15/23	BB–	2,382,290
4,620	Total Building Products						4,626,495

	Capital Markets – 0.4% (0.2% of Total Investments)

968	RPI Finance Trust, Term Loan B6	4.334%	3-Month LIBOR	2.000%	3/27/23	BBB–	971,208

	Chemicals – 1.3% (0.8% of Total Investments)

680	Ineos US Finance LLC, Term Loan	4.169%	2-Month LIBOR	2.000%	4/01/24	BB+	679,545
1,595	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	1,592,975
1,254	Univar, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	7/01/24	BB	1,259,064
3,529	Total Chemicals						3,531,584

	Commercial Services & Supplies – 4.4% (2.7% of Total Investments)

739	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.342%	2-Month LIBOR	4.000%	10/19/23	B–	732,286
2,226	iQor US, Inc., Term Loan, First Lien	7.337%	3-Month LIBOR	5.000%	4/01/21	B	2,214,831
250	iQor US, Inc., Term Loan, Second Lien	11.087%	3-Month LIBOR	8.750%	4/01/22	CCC+	239,500
769	KAR Auction Services, Inc., Term Loan B5	4.625%	1-Month LIBOR	2.500%	3/09/23	BB–	771,536
767	LSC Communications, Refinancing Term Loan	7.577%	1-Month LIBOR	5.500%	9/30/22	B	768,587

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$1,719	Monitronics International, Inc., Term Loan B2, First Lien	7.834%	3-Month LIBOR	5.500%	9/30/22	B–	$1,614,063
1,305	Protection One, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	5/02/22	BB–	1,308,390
2,229	Skillsoft Corporation, Initial Term Loan, First Lien, (DD1)	6.827%	1-Month LIBOR	4.750%	4/28/21	B–	2,168,061
978	Universal Services of America, Initial Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	7/28/22	B–	965,281
171	West Corporation, Incremental Term Loan B1	5.577%	1-Month LIBOR	3.500%	10/10/24	Ba3	170,511
753	West Corporation, Term Loan B	6.077%	1-Month LIBOR	4.000%	10/10/24	Ba3	754,040
11,906	Total Commercial Services & Supplies						11,707,086

	Communications Equipment – 0.8% (0.5% of Total Investments)

935	Mitel US Holdings, Inc., Incremental Term Loan	5.827%	1-Month LIBOR	3.750%	9/25/23	B+	937,665
1,130	Plantronics, Term Loan B	4.577%	1-Month LIBOR	2.500%	7/02/25	BB	1,130,904
2,065	Total Communications Equipment						2,068,569

	Construction & Engineering – 0.8% (0.5% of Total Investments)

1,000	KBR, Inc., Term Loan B	5.814%	1-Month LIBOR	3.750%	4/25/25	B+	1,008,130
1,204	Traverse Midstream Partners, Term Loan B	6.340%	3-Month LIBOR	4.000%	9/27/24	B+	1,210,587
2,204	Total Construction & Engineering						2,218,717

	Containers & Packaging – 0.5% (0.3% of Total Investments)

699	Berry Global, Inc., Term Loan Q	4.080%	1-Month LIBOR	2.000%	10/01/22	BBB–	700,990
741	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	2/05/23	B+	743,879
1,440	Total Containers & Packaging						1,444,869

	Distributors – 0.6% (0.4% of Total Investments)

607	American Seafoods Group LLC, Term Loan B	4.830%	1-Month LIBOR	2.750%	8/21/23	BB–	606,204
1,000	SRS Distribution, Inc., Term Loan B	5.580%	3-Month LIBOR	3.250%	5/23/25	B	984,750
1,607	Total Distributors						1,590,954

	Diversified Consumer Services – 2.6% (1.6% of Total Investments)

3,537	Cengage Learning Acquisitions, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	6/07/23	B	3,355,322
110	Education Management LLC, Tranche A, Term Loan, (5)	10.000%	N/A	N/A	7/02/20	N/R	18,715
248	Education Management LLC, Tranche B, Term Loan, (5)	13.250%	N/A	N/A	7/02/20	N/R	7,849
2,037	Houghton Mifflin, Term Loan B, First Lien	5.077%	1-Month LIBOR	3.000%	5/28/21	B	1,909,741
967	Laureate Education, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	4/26/24	B+	970,679
663	Vertiv Co., Term Loan B	6.100%	1-Month LIBOR	4.000%	11/30/23	B+	660,311
7,562	Total Diversified Consumer Services						6,922,617

	Diversified Financial Services – 1.2% (0.7% of Total Investments)

572	Freedom Mortgage Corporation, Term Loan B	6.817%	1-Month LIBOR	4.750%	2/23/22	B+	576,820
767	Travelport LLC, Term Loan B	4.830%	3-Month LIBOR	2.500%	3/17/25	B+	766,635
2,048	Veritas US, Inc., Term Loan B1	6.641%	1-Month LIBOR	4.500%	1/27/23	B	1,907,896
3,387	Total Diversified Financial Services						3,251,351

	Diversified Telecommunication Services – 7.6% (4.7% of Total Investments)

1,073	CenturyLink, Inc., Initial Term A Loan	4.827%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,072,366
4,831	CenturyLink, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	1/31/25	BBB–	4,762,379
2,924	Frontier Communications Corporation, Term Loan B	5.830%	1-Month LIBOR	3.750%	1/14/22	B+	2,887,675
1,542	Intelsat Jackson Holdings, S.A., Term Loan B	5.827%	1-Month LIBOR	3.750%	11/30/23	B	1,548,694
236	Intelsat Jackson Holdings, S.A., Term Loan B4	6.577%	1-Month LIBOR	4.500%	1/02/24	B1	248,493
378	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	396,758
1,552	Level 3 Financing, Inc., Tranche B, Term Loan	4.331%	1-Month LIBOR	2.250%	2/22/24	BBB–	1,556,693
2,376	WideOpenWest Finance LLC, Term Loan B	5.329%	1-Month LIBOR	3.250%	8/18/23	B	2,283,844
435	Windstream Corporation, Term Loan B6	6.080%	1-Month LIBOR	4.000%	3/29/21	B+	411,054
5,000	Ziggo B.V., Term Loan E	4.572%	1-Month LIBOR	2.500%	4/15/25	BB–	4,975,325
20,347	Total Diversified Telecommunication Services						20,143,281

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electric Utilities – 1.1% (0.7% of Total Investments)

$436	EFS Cogen Holdings LLC, Term Loan B	5.590%	3-Month LIBOR	3.250%	6/28/23	BB	$437,336
1,604	Vistra Operations Co., Term Loan B1	4.077%	1-Month LIBOR	2.000%	8/01/23	BBB–	1,603,365
825	Vistra Operations Co., Term Loan B3	4.074%	1-Month LIBOR	2.000%	12/31/25	BBB–	824,235
2,865	Total Electric Utilities						2,864,936

	Electrical Equipment – 0.6% (0.4% of Total Investments)

1,041	TTM Technologies, Inc., Term Loan B	4.592%	1-Month LIBOR	2.500%	9/28/24	BB+	1,044,427
546	Zebra Technologies Corporation, Term Loan B	4.057%	3-Month LIBOR	1.750%	10/27/21	BB+	548,497
1,587	Total Electrical Equipment						1,592,924

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

392	Dynamic Energy Services International LLC, Term Loan, (cash 15.870%, PIK 13.500%)	15.870%	3-Month LIBOR	13.500%	5/06/19	N/R	103,984
162	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	Caa1	170,634
554	Total Energy Equipment & Services						274,618

	Equity Real Estate Investment Trusts – 2.9% (1.8% of Total Investments)

3,252	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.077%	1-Month LIBOR	3.000%	10/24/22	B	3,119,322
745	Realogy Group LLC, Term Loan A	4.317%	1-Month LIBOR	2.250%	2/08/23	N/R	746,479
991	Realogy Group LLC, Term Loan B	4.317%	1-Month LIBOR	2.250%	2/08/25	BB+	994,090
2,983	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (5)	8.077%	1-Month LIBOR	6.000%	6/30/22	CCC+	2,847,324
7,971	Total Equity Real Estate Investment Trusts						7,707,215

	Food & Staples Retailing – 5.5% (3.4% of Total Investments)

714	Albertson’s LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	713,839
11,883	Albertson’s LLC, Term Loan B4	4.827%	1-Month LIBOR	2.750%	8/25/21	BB–	11,852,868
946	Albertson’s LLC, Term Loan B6	5.319%	3-Month LIBOR	3.000%	6/22/23	BB–	941,565
786	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	5.597%	1-Month LIBOR	3.500%	2/03/24	B	788,285
442	Save-A-Lot, Term Loan B	8.077%	1-Month LIBOR	6.000%	12/05/23	B–	343,354
14,771	Total Food & Staples Retailing						14,639,911

	Food Products – 2.9% (1.8% of Total Investments)

836	Hearthside Group Holdings LLC, Term Loan B	5.064%	1-Month LIBOR	3.000%	5/23/25	B	830,589
1,919	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/04/22	BB	1,929,515
328	Pinnacle Foods Finance LLC, Term Loan B	3.840%	1-Month LIBOR	1.750%	2/02/24	BB+	328,755
4,518	US Foods, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	6/27/23	BBB–	4,521,109
7,601	Total Food Products						7,609,968

	Health Care Equipment & Supplies – 2.0% (1.3% of Total Investments)

945	Acelity, Term Loan B	5.584%	3-Month LIBOR	3.250%	2/02/24	B	949,459
432	ConvaTec, Inc., Term Loan B	4.584%	3-Month LIBOR	2.250%	10/25/23	BB	432,974
676	Greatbatch, New Term Loan B	5.330%	1-Month LIBOR	3.250%	10/27/22	B+	680,665
500	LifeScan, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	487,500
1,489	Onex Carestream Finance LP, Term Loan, First Lien	6.077%	1-Month LIBOR	4.000%	6/07/19	B	1,490,446
929	Onex Carestream Finance LP, Term Loan, Second Lien	10.577%	1-Month LIBOR	8.500%	12/07/19	B–	929,247
500	Vyaire Medical, Inc., Term Loan B	7.232%	6-Month LIBOR	4.750%	4/16/25	B–	491,250
5,471	Total Health Care Equipment & Supplies						5,461,541

	Health Care Providers & Services – 5.9% (3.6% of Total Investments)

1,091	Air Medical Group Holdings, Inc., Term Loan B	5.347%	1-Month LIBOR	3.250%	4/28/22	B	1,061,025
1,035	Air Medical Group Holdings, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	3/14/25	B	1,022,288
500	Ardent Health, Term Loan, First Lien	6.572%	1-Month LIBOR	4.500%	6/30/25	B	504,375
546	Community Health Systems, Inc., Term Loan H	5.557%	3-Month LIBOR	3.250%	1/27/21	B–	537,294
949	Concentra, Inc., Term Loan B	4.850%	1-Month LIBOR	2.750%	6/01/22	B+	951,981
639	Envision Healthcare Corporation, Term Loan B, First Lien	5.080%	1-Month LIBOR	3.000%	12/01/23	BB–	639,497
756	Healogics, Inc., Term Loan, First Lien	6.570%	3-Month LIBOR	4.250%	7/01/21	B–	716,197
62	Heartland Dental Care, Inc., Delay Draw Facility, (6)	1.875%	N/A	N/A	4/30/25	B–	61,457
412	Heartland Dental Care, Inc., Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	4/30/25	B–	409,715

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$1,710	Kindred at Home Hospice, Term Loan B, (DD1)	6.125%	3-Month LIBOR	3.750%	6/21/25	B	$1,726,442
500	Kindred at Home Hospice, Term Loan, Second Lien	9.375%	3-Month LIBOR	7.000%	6/21/26	CCC+	510,625
1,900	Millennium Laboratories, Inc., Term Loan B, First Lien	8.577%	1-Month LIBOR	6.500%	12/21/20	CCC+	1,051,362
341	MultiPlan, Inc., Term Loan B	5.084%	3-Month LIBOR	2.750%	6/07/23	B+	341,905
2,707	Pharmaceutical Product Development, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	8/18/22	Ba3	2,711,699
748	PharMerica, Term Loan, First Lien	5.578%	1-Month LIBOR	3.500%	12/06/24	B	752,217
748	Prospect Medical Holdings, Term Loan B1	7.625%	1-Month LIBOR	5.500%	2/22/24	B	752,337
119	Quorum Health Corp., Term Loan B	8.827%	1-Month LIBOR	6.750%	4/29/22	B1	120,809
1,678	Select Medical Corporation, Term Loan B	4.831%	1-Month LIBOR	2.750%	3/01/21	BB–	1,686,170
148	Vizient, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/13/23	BB–	148,963
16,589	Total Health Care Providers & Services						15,706,358

	Health Care Technology – 1.4% (0.8% of Total Investments)

714	Catalent Pharma Solutions, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	5/20/24	BB	715,422
2,963	Emdeon, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	3/01/24	B+	2,961,478
3,677	Total Health Care Technology						3,676,900

	Hotels, Restaurants & Leisure – 10.8% (6.7% of Total Investments)

748	Aramark Corporation, Term Loan	4.084%	3-Month LIBOR	1.750%	3/11/25	BBB–	750,149
4,602	Burger King Corporation, Term Loan B3	4.327%	1-Month LIBOR	2.250%	2/16/24	B+	4,604,860
1,406	Caesars Entertainment Operating Company, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	10/06/24	BB	1,405,539
1,990	Caesars Resort Collection, Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	12/23/24	BB	2,000,418
1,626	CCM Merger, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	8/09/21	BB–	1,633,265
2,179	CityCenter Holdings LLC, Term Loan B	4.327%	1-Month LIBOR	2.250%	4/18/24	BB–	2,184,872
2,418	Hilton Hotels, Term Loan B	3.814%	1-Month LIBOR	1.750%	10/25/23	BBB–	2,428,656
2,207	Intrawest Resorts Holdings, Inc., Term Loan B	5.077%	1-Month LIBOR	3.000%	7/31/24	B	2,207,993
1,676	Life Time Fitness, Inc., Term Loan B	5.057%	3-Month LIBOR	2.750%	6/10/22	BB–	1,680,701
1,075	MGM Growth Properties, Term Loan B	4.077%	1-Month LIBOR	2.000%	4/25/25	BB+	1,077,605
4,316	Scientific Games Corp., Initial Term Loan B5	4.903%	2-Month LIBOR	2.750%	8/14/24	B+	4,323,937
886	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.077%	1-Month LIBOR	3.000%	4/01/24	B	884,993
750	Stars Group Holdings, Term Loan B	5.831%	3-Month LIBOR	3.500%	7/10/25	B+	757,774
1,731	Station Casino LLC, Term Loan B	4.580%	1-Month LIBOR	2.500%	6/08/23	BB	1,737,439
1,000	Wyndham International, Inc., Term Loan B	3.827%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,003,595
28,610	Total Hotels, Restaurants & Leisure						28,681,796

	Household Products – 0.9% (0.5% of Total Investments)

2,196	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.577%	1-Month LIBOR	3.500%	11/16/20	CCC+	1,624,413
759	Serta Simmons Holdings LLC, Term Loan, First Lien	5.591%	1-Month LIBOR	3.500%	11/08/23	B–	638,914
2,955	Total Household Products						2,263,327

	Industrial Conglomerates – 1.0% (0.6% of Total Investments)

1,903	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.596%	3-Month LIBOR	4.250%	6/16/24	B	1,914,846
748	Education Advisory Board, Term Loan, First Lien	6.252%	3-Month LIBOR	3.750%	11/15/24	B	744,384
2,651	Total Industrial Conglomerates						2,659,230

	Insurance – 1.8% (1.1% of Total Investments)

494	Acrisure LLC, Term Loan B	6.592%	3-Month LIBOR	4.250%	11/22/23	B	495,620
2,694	Alliant Holdings I LLC, Term Loan B	5.078%	1-Month LIBOR	3.000%	5/09/25	B	2,697,577
1,659	Hub International Holdings, Inc., Term Loan B	5.335%	3-Month LIBOR	3.000%	4/25/25	B	1,659,633
4,847	Total Insurance						4,852,830

	Internet and Direct Marketing Retail – 0.4% (0.2% of Total Investments)

1,000	Uber Technologies, Inc., Term Loan	6.100%	1-Month LIBOR	4.000%	4/04/25	N/R	1,007,030

	Internet Software & Services – 1.8% (1.1% of Total Investments)

978	Ancestry.com, Inc., Term Loan, First Lien	5.330%	1-Month LIBOR	3.250%	10/19/23	B	980,706
750	GTT Communications, Inc., Term Loan, First Lien	4.830%	1-Month LIBOR	2.750%	6/02/25	B	743,438

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet Software & Services (continued)

$948	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.363%	3-Month LIBOR	3.000%	11/03/23	BB–	$944,488
1,103	Sabre, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	2/22/24	BB	1,105,298
1,109	SkillSoft Corporation, Term Loan, Second Lien	10.327%	1-Month LIBOR	8.250%	4/28/22	CCC	997,312
4,888	Total Internet Software & Services						4,771,242

	IT Services – 3.5% (2.2% of Total Investments)

275	DigiCert, Term Loan, First Lien	7.327%	1-Month LIBOR	5.250%	10/31/24	B	276,104
553	Engility Corporation, Term Loan B2	4.827%	1-Month LIBOR	2.750%	8/11/23	BB–	555,456
1,279	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	7/10/22	BB	1,280,729
3,712	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	4/26/24	BB	3,715,479
667	Gartner, Inc., Term Loan A	4.077%	1-Month LIBOR	2.000%	3/21/22	BB+	668,735
209	PEAK 10, Inc., Term Loan B	5.834%	3-Month LIBOR	3.500%	8/01/24	B	208,572
1,238	Tempo Acquisition LLC, Term Loan B	5.077%	1-Month LIBOR	3.000%	5/01/24	B	1,240,154
748	Vantiv LLC, Repriced Term Loan B4	3.824%	1-Month LIBOR	1.750%	8/09/24	BBB–	748,421
735	WEX, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	7/01/23	BB–	736,551
9,416	Total IT Services						9,430,201

	Leisure Products – 1.2% (0.8% of Total Investments)

1,026	24 Hour Fitness Worldwide, Inc., Term Loan B	5.572%	1-Month LIBOR	3.500%	5/30/25	B+	1,030,687
875	Academy, Ltd., Term Loan B, (DD1)	6.092%	1-Month LIBOR	4.000%	7/01/22	CCC+	725,655
996	Equinox Holdings, Inc., Term Loan B1	5.077%	1-Month LIBOR	3.000%	3/08/24	B+	1,001,521
493	Four Seasons Holdings, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	11/30/23	BB	493,160
3,390	Total Leisure Products						3,251,023

	Life Sciences Tools & Services – 0.1% (0.1% of Total Investments)

357	Inventiv Health, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	8/01/24	BB–	357,131

	Machinery – 1.7% (1.0% of Total Investments)

1,236	Gardner Denver, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	7/30/24	BB	1,239,884
838	Gates Global LLC, Term Loan B	5.084%	3-Month LIBOR	2.750%	4/01/24	B+	841,009
746	Navistar, Inc., Tranche B, Term Loan	5.600%	1-Month LIBOR	3.500%	11/06/24	B+	748,116
500	NN, Inc., Term Loan, Second Lien	10.097%	1-Month LIBOR	8.000%	4/19/23	CCC+	495,000
208	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.314%	1-Month LIBOR	2.250%	8/21/24	BB+	208,628
499	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.834%	3-Month LIBOR	4.500%	11/27/20	CCC+	479,852
500	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.334%	3-Month LIBOR	9.000%	11/26/21	CCC-	422,500
4,527	Total Machinery						4,434,989

	Marine – 0.6% (0.4% of Total Investments)

666	American Commercial Lines LLC, Term Loan B, First Lien	10.827%	1-Month LIBOR	8.750%	11/12/20	CCC+	545,979
1,024	Harvey Gulf International Marine, Inc., Exit Term Loan	10.000%	N/A	N/A	6/06/23	B3	1,032,552
1,690	Total Marine						1,578,531

	Media – 15.9% (9.8% of Total Investments)

1,251	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	7/23/21	B	1,186,348
988	Affinion Group Holdings, Inc., Term Loan, First Lien	9.822%	1-Month LIBOR	7.750%	5/10/22	B2	1,028,234
2,418	Catalina Marketing Corporation, Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	4/09/21	B2	1,542,018
1,000	Catalina Marketing Corporation, Term Loan, Second Lien	8.827%	1-Month LIBOR	6.750%	4/11/22	Caa2	270,500
3,421	Cequel Communications LLC, Term Loan B	4.327%	1-Month LIBOR	2.250%	7/28/25	BB	3,411,721
2,940	Charter Communications Operating Holdings LLC, Term Loan B	4.080%	1-Month LIBOR	2.000%	4/30/25	BBB–	2,945,238
1,495	Cineworld Group PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/28/25	BB–	1,492,115
3,064	Clear Channel Communications, Inc., Tranche D, Term Loan, (5)	8.827%	N/A	N/A	1/30/19	N/R	2,390,923
4,961	Clear Channel Communications, Inc., Term Loan E, (5)	9.580%	N/A	N/A	7/30/19	N/R	3,858,833

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$998	CSC Holdings LLC, Term Loan B	4.572%	1-Month LIBOR	2.500%	1/25/26	BB–	$998,123
3,989	Cumulus Media, Inc., Exit Term Loan	6.580%	1-Month LIBOR	4.500%	5/15/22	B	3,945,469
1,270	Getty Images, Inc., Term Loan B, First Lien	5.572%	1-Month LIBOR	3.500%	10/18/19	B3	1,247,426
415	Gray Television, Inc., Term Loan B2	4.340%	2-Month LIBOR	2.250%	2/07/24	BB	415,328
963	IMG Worldwide, Inc., Term Loan B	4.930%	2-Month LIBOR	2.750%	5/18/25	B	960,570
423	Lions Gate Entertainment Corp., Term Loan B	4.314%	1-Month LIBOR	2.250%	3/24/25	BB–	424,749
1,966	McGraw-Hill Education Holdings LLC, Term Loan B	6.077%	1-Month LIBOR	4.000%	5/02/22	B+	1,937,958
1,663	Meredith, Term Loan B	5.077%	1-Month LIBOR	3.000%	1/31/25	BB	1,669,890
1,000	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	7/03/25	BB	1,002,190
750	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.580%	1-Month LIBOR	4.500%	7/03/26	B–	750,000
247	Nexstar Broadcasting Group, Term Loan	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	248,024
1,856	Nexstar Broadcasting Group, Term Loan B	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	1,860,148
3,500	Numericable Group S.A, Term Loan B13, (WI/DD)	TBD	TBD	TBD	TBD	B	3,429,720
499	Sinclair Television Group, Term Loan B2	4.330%	1-Month LIBOR	2.250%	1/31/24	BB+	499,203
1,442	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.577%	1-Month LIBOR	3.500%	8/15/22	B	1,442,307
3,480	Univision Communications, Inc., Term Loan C5	4.827%	1-Month LIBOR	2.750%	3/15/24	BB–	3,383,386
45,999	Total Media						42,340,421

	Metals & Mining – 0.3% (0.2% of Total Investments)

866	CanAm Construction, Inc., Term Loan B	7.577%	1-Month LIBOR	5.500%	7/01/24	B	877,078

	Multiline Retail – 0.8% (0.5% of Total Investments)

887	Belk, Inc., Term Loan B, First Lien	6.836%	1-Month LIBOR	4.750%	12/12/22	B–	702,882
873	EG America LLC, Term Loan, First Lien	6.334%	3-Month LIBOR	4.000%	2/07/25	B	870,722
691	Hudson’s Bay Company, Term Loan B, First Lien	5.419%	2-Month LIBOR	3.250%	9/30/22	BB	655,531
2,451	Total Multiline Retail						2,229,135

	Oil, Gas & Consumable Fuels – 3.9% (2.4% of Total Investments)

1,091	BCP Renaissance Parent, Term Loan B	5.842%	3-Month LIBOR	3.500%	10/31/24	B+	1,096,669
750	California Resources Corporation, Term Loan	12.439%	1-Month LIBOR	10.375%	12/31/21	B	829,219
750	California Resources Corporation, Term Loan B	6.831%	1-Month LIBOR	4.750%	12/31/22	B	764,374
126	Energy and Exploration Partners, Term Loan, Second Lien, (cash 0.000%, PIK 5.000%), (5)	0.000%	N/A	N/A	5/13/22	N/R	1,895
1,546	Fieldwood Energy LLC, Exit Term Loan	7.327%	1-Month LIBOR	5.250%	4/11/22	B+	1,551,413
643	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.327%	1-Month LIBOR	7.250%	4/11/23	B+	625,778
2,494	McDermott International, Term Loan	7.077%	1-Month LIBOR	5.000%	5/12/25	BB–	2,512,927
828	Peabody Energy Corporation, Term Loan B	4.827%	1-Month LIBOR	2.750%	3/31/25	BB	830,309
2,374	Seadrill Partners LLC, Initial Term Loan	8.334%	3-Month LIBOR	6.000%	2/21/21	CCC+	2,225,791
27	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	23,733
10,629	Total Oil, Gas & Consumable Fuels						10,462,108

	Personal Products – 0.7% (0.5% of Total Investments)

1,000	Coty, Inc., Term Loan A	3.847%	1-Month LIBOR	1.750%	4/05/23	BB+	991,250
1,000	Coty, Inc., Term Loan B	4.347%	1-Month LIBOR	2.250%	4/07/25	BB+	977,815
2,000	Total Personal Products						1,969,065

	Pharmaceuticals – 1.3% (0.8% of Total Investments)

589	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	9/26/24	B–	553,574
2,574	Concordia Healthcare Corporation, Term Loan B, First Lien, (5)	6.327%	1-Month LIBOR	4.250%	10/21/21	Caa2	2,327,518
541	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.092%	1-Month LIBOR	3.000%	6/02/25	BB–	541,950
3,704	Total Pharmaceuticals						3,423,042

	Professional Services – 2.4% (1.5% of Total Investments)

1,193	Ceridian HCM Holding, Inc., Term Loan B	5.327%	1-Month LIBOR	3.250%	4/30/25	B–	1,195,523
3,318	Formula One Group, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/01/24	B+	3,303,629
1,262	Nielsen Finance LLC, Term Loan B4	4.097%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,258,164

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Professional Services (continued)

$718	On Assignment, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	4/02/25	BB	$719,233
6,491	Total Professional Services						6,476,549

	Real Estate Management & Development – 1.8% (1.1% of Total Investments)

500	Altisource Solutions S.A R.L., Term Loan B	6.334%	3-Month LIBOR	4.000%	3/29/24	B+	497,309
1,741	Capital Automotive LP, Term Loan, Second Lien	8.080%	1-Month LIBOR	6.000%	3/24/25	CCC+	1,771,293
1,500	GGP, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,489,845
994	Trico Group LLC, Term Loan, First Lien	8.807%	3-Month LIBOR	6.500%	2/02/24	B	996,234
4,735	Total Real Estate Management & Development						4,754,681

	Road & Rail – 0.7% (0.5% of Total Investments)

975	Quality Distribution, Incremental Term Loan, First Lien	7.834%	3-Month LIBOR	5.500%	8/18/22	B–	982,717
1,000	Savage Enterprises LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,004,380
1,975	Total Road & Rail						1,987,097

	Semiconductors & Semiconductor Equipment – 1.7% (1.1% of Total Investments)

706	Cypress Semiconductor Corp, Term Loan B	4.320%	1-Month LIBOR	2.250%	7/05/21	BB	710,405
602	Lumileds, Term Loan B	5.751%	1-Month LIBOR	3.500%	6/30/24	B+	598,635
1,250	Microchip Technology., Inc., Term Loan B	4.080%	1-Month LIBOR	2.000%	5/29/25	BB+	1,254,688
980	Micron Technology, Inc., Term Loan B	3.830%	1-Month LIBOR	1.750%	4/10/22	BBB–	984,288
1,089	ON Semiconductor Corporation, Term Loan B3	3.827%	1-Month LIBOR	1.750%	3/31/23	Baa3	1,091,386
4,627	Total Semiconductors & Semiconductor Equipment						4,639,402

	Software – 15.3% (9.5% of Total Investments)

2,587	Avaya, Inc., Tranche B Term Loan	6.322%	1-Month LIBOR	4.250%	12/15/24	B	2,602,095
1,000	Blackboard, Inc., Term Loan B4, (DD1)	7.333%	3-Month LIBOR	5.000%	6/30/21	B–	950,007
3,066	BMC Software, Inc., Term Loan B	4.250%	1-Month LIBOR	3.250%	6/28/25	B	3,068,556
2,151	Compuware Corporation, Term Loan B3	5.580%	1-Month LIBOR	3.500%	12/15/21	B	2,159,070
737	DTI Holdings, Inc., Replacement Term Loan B1	6.827%	1-Month LIBOR	4.750%	9/29/23	B	735,054
1,588	Ellucian, Term Loan B, First Lien	5.584%	3-Month LIBOR	3.250%	9/30/22	B	1,592,382
2,463	Greeneden U.S. Holdings II LLC, Term Loan B	5.577%	1-Month LIBOR	3.500%	12/01/23	B	2,478,510
4,767	Infor (US), Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/01/22	B	4,779,809
1,254	Informatica, Term Loan B	5.327%	1-Month LIBOR	3.250%	8/05/22	B	1,261,254
988	Kronos Incorporated, Term Loan B	5.358%	3-Month LIBOR	3.000%	11/20/23	B	991,696
500	McAfee Holdings International, Inc., Term Loan, Second Lien	10.572%	1-Month LIBOR	8.500%	9/29/25	B–	513,125
2,024	McAfee LLC, Term Loan	6.572%	1-Month LIBOR	4.500%	9/30/24	B	2,040,509
642	Micro Focus International PLC, New Term Loan	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	640,162
4,333	Micro Focus International PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	4,323,172
1,883	Micro Focus International PLC, Term Loan B2	4.327%	1-Month LIBOR	2.500%	11/19/21	BB–	1,878,186
429	Misys, New Term Loan, Second Lien	9.557%	3-Month LIBOR	7.250%	6/13/25	CCC+	415,205
499	Mitchell International, Inc., Initial Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	11/29/24	B1	498,393
450	Mitchell International, Inc., Initial Term Loan, Second Lien	9.327%	1-Month LIBOR	7.250%	12/01/25	CCC	452,297
985	RP Crown Parent LLC, Term Loan B	4.827%	1-Month LIBOR	2.750%	10/15/23	B	988,388
3,391	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	3,404,405
1,301	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	1,305,860
3,653	Tibco Software, Inc., Term Loan, First Lien	5.580%	1-Month LIBOR	3.500%	12/04/20	B	3,668,585
40,691	Total Software						40,746,720

	Specialty Retail – 1.6% (1.0% of Total Investments)

884	Neiman Marcus Group, Inc., Term Loan	5.336%	1-Month LIBOR	3.250%	10/25/20	CCC	782,950
2,690	Petco Animal Supplies, Inc., Term Loan B1	5.590%	3-Month LIBOR	3.250%	1/26/23	B2	1,941,803
1,789	Petsmart Inc., Term Loan B, First Lien	5.100%	1-Month LIBOR	3.000%	3/11/22	B3	1,491,171
5,363	Total Specialty Retail						4,215,924

	Technology Hardware, Storage & Peripherals – 5.8% (3.6% of Total Investments)

2,225	Dell International LLC, Replacement Term Loan A2	3.830%	1-Month LIBOR	1.750%	9/07/21	BBB–	2,225,557
6,642	Dell International LLC, Refinancing Term Loan B	4.080%	1-Month LIBOR	2.000%	9/07/23	BBB–	6,650,578

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Technology Hardware, Storage & Peripherals (continued)

$900	Mitel US Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	$905,769
5,727	Western Digital, Term Loan B	3.827%	1-Month LIBOR	1.750%	4/29/23	BBB–	5,735,732
15,494	Total Technology Hardware, Storage & Peripherals						15,517,636

	Transportation Infrastructure – 1.8% (1.1% of Total Investments)

4,692	Avolon LLC, Term Loan B	4.086%	1-Month LIBOR	2.000%	1/15/25	BBB–	4,664,594

	Wireless Telecommunication Services – 4.3% (2.7% of Total Investments)

731	Asurion LLC, Term Loan B6	5.077%	1-Month LIBOR	3.000%	11/03/23	B+	730,549
797	Asurion LLC, Term Loan B4	5.077%	1-Month LIBOR	3.000%	8/04/22	B+	798,035
5,431	Sprint Corporation, Term Loan, First Lien	4.625%	1-Month LIBOR	2.500%	2/02/24	BB–	5,439,396
1,696	Syniverse Holdings, Inc., Tranche Term Loan C	7.078%	1-Month LIBOR	5.000%	3/09/23	B	1,700,337
2,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.078%	1-Month LIBOR	9.000%	3/11/24	CCC+	1,989,000
920	UPC Financing Partnership, Term Loan AR1, First Lien	4.572%	1-Month LIBOR	2.500%	1/15/26	BB	917,512
11,575	Total Wireless Telecommunication Services						11,574,829
$370,763	Total Variable Rate Senior Loan Interests (cost $368,258,118)						361,594,545

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 18.9% (11.7% of Total Investments)

	Containers & Packaging – 0.8% (0.5% of Total Investments)

$2,277	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	$2,281,502

	Diversified Telecommunication Services – 5.7% (3.5% of Total Investments)

3,995	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	3,680,394
4,050	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	4,328,438
5,009	Intelsat Luxembourg SA			7.750%	6/01/21	Ca	4,758,550
2,830	Intelsat Luxembourg SA			8.125%	6/01/23	CCC–	2,426,725
15,884	Total Diversified Telecommunication Services						15,194,107

	Health Care Providers & Services – 1.4% (0.9% of Total Investments)

3,500	HCA Inc.			6.500%	2/15/20	BBB–	3,642,800

	Hotels, Restaurants & Leisure – 1.1% (0.7% of Total Investments)

2,650	Scientific Games International Inc.			10.000%	12/01/22	B–	2,828,875

	Household Durables – 0.8% (0.5% of Total Investments)

1,410	Lennar Corporation			4.125%	12/01/18	BB+	1,412,129
850	Lennar Corporation			4.500%	11/15/19	BB+	859,562
2,260	Total Household Durables						2,271,691

	Media – 3.4% (2.1% of Total Investments)

100	Charter Communications Operating LLC			3.579%	7/23/20	BBB–	100,147
820	CSC Holdings LLC, 144A			10.125%	1/15/23	B2	902,000
347	DISH DBS Corporation			5.125%	5/01/20	BB	344,397
1,000	DISH DBS Corporation			5.875%	11/15/24	BB	833,750
1,000	Hughes Satellite Systems Corporation			6.500%	6/15/19	BBB–	1,020,000
2,122	iHeartCommunications Inc., (5)			9.000%	12/15/19	CC	1,655,160
9,172	iHeartCommunications Inc., (cash 12.000%, PIK 2.000%), (5)			14.000%	2/01/21	C	1,215,273
1,524	iHeartCommunications Inc., 144A, (5)			11.250%	3/01/21	C	1,104,900
2,430	iHeartCommunications Inc., (5)			9.000%	3/01/21	CC	1,858,950
18,515	Total Media						9,034,577

	Oil, Gas & Consumable Fuels – 2.0% (1.2% of Total Investments)

3,765	California Resources Corporation, 144A			8.000%	12/15/22	CCC+	3,369,675
400	Denbury Resources Inc.			6.375%	8/15/21	CCC–	376,000

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,404	Denbury Resources Inc., 144A	9.250%	3/31/22	B	$1,488,240
115	EP Energy LLC, 144A	9.375%	5/01/24	Caa2	94,588
5,684	Total Oil, Gas & Consumable Fuels				5,328,503

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

300	Concordia International Corporation, 144A, (5)	7.000%	4/15/23	C	18,000

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

761	Advanced Micro Devices Inc.	7.500%	8/15/22	B	846,613

	Software – 1.7% (1.0% of Total Investments)

115	Avaya Holdings Corporation, 144A, (5), (9)	7.000%	4/01/19	N/R	—
2,895	Avaya Holdings Corporation, 144A, (5), (9)	10.500%	3/01/21	N/R	—
2,840	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	2,907,450
1,475	Infor Us Inc., 144A	5.750%	8/15/20	BB	1,495,281
7,325	Total Software				4,402,731

	Wireless Telecommunication Services – 1.7% (1.1% of Total Investments)

1,000	Sprint Capital Corporation	6.900%	5/01/19	B+	1,021,250
500	Sprint Capital Corporation	7.875%	9/15/23	B+	533,125
2,000	Sprint Capital Corporation	7.125%	6/15/24	B+	2,055,000
850	Sprint Communications Inc.	7.000%	8/15/20	B+	888,250
4,350	Total Wireless Telecommunication Services				4,497,625
$63,506	Total Corporate Bonds (cost $53,579,776)				50,347,024

Shares	Description (1)				Value

	COMMON STOCKS – 3.1% (1.9% of Total Investments)

	Diversified Consumer Services – 0.2% (0.1% of Total Investments)

53,514	Cengage Learning Holdings II Inc., (7), (8)				$516,999

	Energy Equipment & Services – 0.9% (0.6% of Total Investments)

37,968	C&J Energy Services Inc., (7)				883,136
36,361	Ocean Rig UDW Inc., (7)				1,019,562
1,961	Vantage Drilling International, (7), (8)				578,495
	Total Energy Equipment & Services				2,481,193

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

38,382	Millennium Health LLC, (7), (8)				1,650
35,750	Millennium Health LLC, (7), (9)				—
33,563	Millennium Health LLC, (7), (9)				—
	Total Health Care Providers & Services				1,650

	Marine – 0.3% (0.1% of Total Investments)

10,768	HGIM Corporation, (8)				500,712
2,409	HGIM Corporation, (7), (8)				112,018
	Total Marine				612,730

	Media – 0.6% (0.4% of Total Investments)

51,248	Cumulus Media Inc., (7), (8)				828,526
775,233	Hibu PLC, (7), (8)				244,198
6,268	Metro-Goldwyn-Mayer Inc., (7), (8)				581,752
14,825	Tribune Media Company, (8)				5,189
	Total Media				1,659,665

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

27	Southcross Holdings Borrower LP, (7), (8)				5,738

	Software – 1.0% (0.6% of Total Investments)

132,029	Avaya Holdings Corporation, (7)				2,717,157

Shares	Description (1)		Value

	Specialty Retail – 0.1% (0.1% of Total Investments)

5,454	Gymboree Holding Corporation, (7), (9)		$61,451
14,849	Gymboree Holding Corporation, (7), (8)		174,476
	Total Specialty Retail		235,927
	Total Common Stocks (cost $12,285,900)		8,231,059

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

1,655	Fieldwood Energy LLC, (7), (8)		$87,164
7,562	Fieldwood Energy LLC, (7), (9)		328,980
	Total Common Stock Right (cost $221,258)		416,144

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

11,806	Avaya Holdings Corporation		$45,453
	Total Warrants (cost $1,103,821)		45,453
	Total Long-Term Investments (cost $435,448,873)		420,634,225

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.8% (2.3% of Total Investments)

	INVESTMENT COMPANIES – 3.8% (2.3% of Total Investments)

10,121,429	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.809% (11)	$10,121,429
	Total Short-Term Investments (cost $10,121,429)		10,121,429
	Total Investments (cost $445,570,302) – 161.5%		430,755,654
	Borrowings – (42.7)% (12), (13)		(114,000,000)
	Term Preferred Shares, net of deferred offering costs – (15.9)% (14)		(42,401,767)
	Other Assets Less Liabilities – (2.9)% (15)		(7,601,469)
	Net Assets Applicable to Common Shares – 100%		$266,752,418

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$43,000,000	Pay	1-Month-LIBOR	2.000	%(16)	Monthly	11/01/21	(17)	$(1,198,980)	$(1,198,980)

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2018

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 26.5%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.8%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

Effective November 1, 2019, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(17)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 156.5% (97.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 130.6% (81.6% of Total Investments) (2)

	Aerospace & Defense – 2.4% (1.5% of Total Investments)

$7,630	Sequa Corporation, Term Loan B	7.067%	1-Month LIBOR	5.000%	11/28/21	B–	$7,644,584
2,654	Sequa Corporation, Term Loan, Second Lien	11.072%	1-Month LIBOR	9.000%	4/28/22	CCC	2,663,687
2,907	Transdigm, Inc., Term Loan E	4.577%	1-Month LIBOR	2.500%	5/30/25	Ba2	2,909,192
980	Transdigm, Inc., Term Loan F	4.577%	1-Month LIBOR	2.500%	6/09/23	Ba2	981,802
1,310	Transdigm, Inc., Term Loan G, First Lien	4.577%	1-Month LIBOR	2.500%	8/22/24	Ba2	1,312,010
15,481	Total Aerospace & Defense						15,511,275

	Air Freight & Logistics – 0.9% (0.6% of Total Investments)

2,000	Ceva Group PLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,002,500
1,674	PAE Holding Corporation, Term Loan B	7.577%	1-Month LIBOR	5.500%	10/20/22	B+	1,683,114
2,166	XPO Logistics, Inc., Term Loan B	4.064%	1-Month LIBOR	2.000%	2/24/25	BB+	2,173,007
5,840	Total Air Freight & Logistics						5,858,621

	Airlines – 1.9% (1.2% of Total Investments)

4,098	American Airlines, Inc., Replacement Term Loan	4.086%	1-Month LIBOR	2.000%	10/10/21	BB+	4,101,054
3,354	American Airlines, Inc., Term Loan 2025	3.827%	1-Month LIBOR	1.750%	6/27/25	BB+	3,303,105
5,311	American Airlines, Inc., Term Loan B	4.072%	1-Month LIBOR	2.000%	12/14/23	BB+	5,290,769
12,763	Total Airlines						12,694,928

	Auto Components – 0.5% (0.3% of Total Investments)

1,271	Horizon Global Corporation, Term Loan B, (DD1)	6.572%	1-Month LIBOR	4.500%	6/30/21	B2	1,233,312
1,979	Superior Industries International, Inc., Term Loan B	6.077%	1-Month LIBOR	4.000%	5/22/24	B	1,989,321
3,250	Total Auto Components						3,222,633

	Automobiles – 0.9% (0.6% of Total Investments)

4,588	Chrysler Group LLC, Term Loan	4.070%	1-Month LIBOR	2.000%	12/31/18	BBB–	4,600,983
172	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	172,305
1,244	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	1,250,368
6,004	Total Automobiles						6,023,656

	Biotechnology – 0.8% (0.5% of Total Investments)

5,431	Grifols, Inc., Term Loan B	4.200%	1-Week LIBOR	2.250%	1/31/25	BB	5,453,464

	Building Products – 1.5% (0.9% of Total Investments)

2,500	Fairmount, Initial Term Loan	6.050%	3-Month LIBOR	3.750%	6/01/25	BB	2,504,950
652	Ply Gem Industries, Inc., Term Loan B	6.087%	3-Month LIBOR	3.750%	4/12/25	B	654,320
6,561	Quikrete Holdings, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	11/15/23	BB–	6,563,992
9,713	Total Building Products						9,723,262

	Capital Markets – 0.8% (0.5% of Total Investments)

4,911	RPI Finance Trust, Term Loan B6	4.334%	3-Month LIBOR	2.000%	3/27/23	BBB–	4,927,966

	Chemicals – 1.1% (0.7% of Total Investments)

1,212	Ineos US Finance LLC, Term Loan	4.169%	2-Month LIBOR	2.000%	4/01/24	BB+	1,211,186
2,319	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	2,315,959
3,392	Univar, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	7/01/24	BB	3,405,344
6,923	Total Chemicals						6,932,489

	Commercial Services & Supplies – 4.0% (2.5% of Total Investments)

718	ADS Waste Holdings, Inc., Term Loan B	4.193%	1-Week LIBOR	2.250%	11/10/23	BB+	719,752
1,478	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.342%	2-Month LIBOR	4.000%	10/19/23	B–	1,464,572

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$4,452	iQor US, Inc., Term Loan, First Lien	7.337%	3-Month LIBOR	5.000%	4/01/21	B	$4,429,662
500	iQor US, Inc., Term Loan, Second Lien	11.087%	3-Month LIBOR	8.750%	4/01/22	CCC+	479,000
1,154	KAR Auction Services, Inc., Term Loan B5	4.625%	1-Month LIBOR	2.500%	3/09/23	BB–	1,157,305
1,342	LSC Communications, Refinancing Term Loan	7.577%	1-Month LIBOR	5.500%	9/30/22	B	1,345,028
3,439	Monitronics International, Inc., Term Loan B2, First Lien	7.834%	3-Month LIBOR	5.500%	9/30/22	B–	3,228,127
3,298	Protection One, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	5/02/22	BB–	3,307,116
4,756	Skillsoft Corporation, Initial Term Loan, First Lien, (DDI)	6.827%	1-Month LIBOR	4.750%	4/28/21	B–	4,625,112
1,955	Universal Services of America, Initial Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	7/28/22	B–	1,930,563
1,750	Universal Services of America, Term Loan, Second Lien	10.577%	1-Month LIBOR	8.500%	7/28/23	CCC	1,739,798
342	West Corporation, Incremental Term Loan B1	5.577%	1-Month LIBOR	3.500%	10/10/24	Ba3	341,022
1,506	West Corporation, Term Loan B	6.077%	1-Month LIBOR	4.000%	10/10/24	Ba3	1,508,081
26,690	Total Commercial Services & Supplies						26,275,138

	Communications Equipment – 0.6% (0.4% of Total Investments)

1,637	Mitel US Holdings, Inc., Incremental Term Loan	5.827%	1-Month LIBOR	3.750%	9/25/23	B+	1,640,914
2,261	Plantronics, Term Loan B	4.577%	1-Month LIBOR	2.500%	7/02/25	BB	2,261,808
3,898	Total Communications Equipment						3,902,722

	Construction & Engineering – 0.6% (0.3% of Total Investments)

2,000	KBR, Inc., Term Loan B	5.814%	1-Month LIBOR	3.750%	4/25/25	B+	2,016,260
1,594	Traverse Midstream Partners, Term Loan B	6.340%	3-Month LIBOR	4.000%	9/27/24	B+	1,602,388
3,594	Total Construction & Engineering						3,618,648

	Containers & Packaging – 0.8% (0.5% of Total Investments)

1,397	Berry Global, Inc., Term Loan Q	4.080%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,401,979
3,803	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	2/05/23	B+	3,819,768
5,200	Total Containers & Packaging						5,221,747

	Distributors – 0.5% (0.3% of Total Investments)

1,335	American Seafoods Group LLC, Term Loan B	4.830%	1-Month LIBOR	2.750%	8/21/23	BB–	1,333,648
2,000	SRS Distribution, Inc., Term Loan B	5.580%	3-Month LIBOR	3.250%	5/23/25	B	1,969,500
3,335	Total Distributors						3,303,148

	Diversified Consumer Services – 2.0% (1.2% of Total Investments)

5,813	Cengage Learning Acquisitions, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	6/07/23	B	5,514,759
696	Education Management LLC, Tranche A, Term Loan, (6)	10.000%	N/A	N/A	7/02/20	N/R	118,323
1,567	Education Management LLC, Tranche B, Term Loan, (6)	13.250%	N/A	N/A	7/02/20	N/R	49,622
4,074	Houghton Mifflin, Term Loan B, First Lien	5.077%	1-Month LIBOR	3.000%	5/28/21	B	3,819,483
2,321	Laureate Education, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	4/26/24	B+	2,329,630
1,161	Vertiv Co.,Term Loan B	6.100%	1-Month LIBOR	4.000%	11/30/23	B+	1,155,543
15,632	Total Diversified Consumer Services						12,987,360

	Diversified Financial Services – 1.6% (1.0% of Total Investments)

2,730	Citco III Limited, Term Loan	5.077%	1-Month LIBOR	3.000%	3/31/22	N/R	2,741,776
1,717	Freedom Mortgage Corporation, Term Loan B	6.817%	1-Month LIBOR	4.750%	2/23/22	B+	1,730,460
2,043	Travelport LLC, Term Loan B	4.830%	3-Month LIBOR	2.500%	3/17/25	B+	2,042,949
4,097	Veritas US, Inc., Term Loan B1	6.641%	1-Month LIBOR	4.500%	1/27/23	B	3,815,792
10,587	Total Diversified Financial Services						10,330,977

	Diversified Telecommunication Services – 7.4% (4.6% of Total Investments)

2,194	CenturyLink, Inc., Initial Term A Loan	4.827%	1-Month LIBOR	2.750%	11/01/22	BBB–	2,193,476
9,651	CenturyLink, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	1/31/25	BBB–	9,514,298
5,811	Frontier Communications Corporation, Term Loan B	5.830%	1-Month LIBOR	3.750%	1/14/22	B+	5,739,331

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$3,033	Intelsat Jackson Holdings, S.A., Term Loan B	5.827%	1-Month LIBOR	3.750%	11/30/23	B	$3,045,922
465	Intelsat Jackson Holdings, S.A., Term Loan B4	6.577%	1-Month LIBOR	4.500%	1/02/24	B1	488,728
744	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	780,332
5,683	Level 3 Financing, Inc., Tranche B, Term Loan	4.331%	1-Month LIBOR	2.250%	2/22/24	BBB–	5,698,594
566	Presidio, Inc., Term Loan B	5.082%	1-Month LIBOR	2.750%	2/02/24	B+	567,817
8,270	WideOpenWest Finance LLC, Term Loan B	5.329%	1-Month LIBOR	3.250%	8/18/23	B	7,949,860
725	Windstream Corporation, Term Loan B6	6.080%	1-Month LIBOR	4.000%	3/29/21	B+	685,089
12,000	Ziggo B.V., Term Loan E	4.572%	1-Month LIBOR	2.500%	4/15/25	BB–	11,940,780
49,142	Total Diversified Telecommunication Services						48,604,227

	Electric Utilities – 0.9% (0.6% of Total Investments)

872	EFS Cogen Holdings LLC, Term Loan B	5.590%	3-Month LIBOR	3.250%	6/28/23	BB	874,673
3,208	Vistra Operations Co., Term Loan B1	4.077%	1-Month LIBOR	2.000%	8/01/23	BBB–	3,206,730
1,718	Vistra Operations Co., Term Loan B3	4.074%	1-Month LIBOR	2.000%	12/31/25	BBB–	1,715,826
5,798	Total Electric Utilities						5,797,229

	Electrical Equipment – 0.4% (0.3% of Total Investments)

1,823	TTM Technologies, Inc., Term Loan B	4.592%	1-Month LIBOR	2.500%	9/28/24	BB+	1,827,747
982	Zebra Technologies Corporation, Term Loan B	4.057%	3-Month LIBOR	1.750%	10/27/21	BB+	985,447
2,805	Total Electrical Equipment						2,813,194

	Energy Equipment & Services – 0.3% (0.2% of Total Investments)

1,244	Diversey, Inc., Term Loan B	5.077%	1-Month LIBOR	3.000%	9/06/24	B	1,221,984
741	Dynamic Energy Services International LLC, Term Loan, (cash 15.870%, PIK 13.500%)	15.870%	3-Month LIBOR	13.500%	5/06/19	N/R	196,414
337	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	Caa1	354,969
2,322	Total Energy Equipment & Services						1,773,367

	Equity Real Estate Investment Trusts – 2.5% (1.5% of Total Investments)

6,659	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.077%	1-Month LIBOR	3.000%	10/24/22	B	6,387,292
1,491	Realogy Group LLC, Term Loan A	4.317%	1-Month LIBOR	2.250%	2/08/23	N/R	1,492,958
1,853	Realogy Group LLC, Term Loan B	4.317%	1-Month LIBOR	2.250%	2/08/25	BB+	1,858,450
6,694	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (6)	8.077%	1-Month LIBOR	6.000%	6/30/22	CCC+	6,388,959
16,697	Total Equity Real Estate Investment Trusts						16,127,659

	Food & Staples Retailing – 5.1% (3.2% of Total Investments)

1,429	Albertson’s LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,427,679
25,225	Albertson’s LLC, Term Loan B4	4.827%	1-Month LIBOR	2.750%	8/25/21	BB–	25,161,523
2,948	Albertson’s LLC, Term Loan B5	5.337%	3-Month LIBOR	3.000%	12/21/22	BB–	2,939,954
1,892	Albertson’s LLC, Term Loan B6	5.319%	3-Month LIBOR	3.000%	6/22/23	BB–	1,883,129
1,079	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	5.597%	1-Month LIBOR	3.500%	2/03/24	B	1,082,455
718	Del Monte Foods Company, Term Loan, First Lien	5.584%	3-Month LIBOR	3.250%	2/18/21	CCC+	628,509
883	Save-A-Lot, Term Loan B	8.077%	1-Month LIBOR	6.000%	12/05/23	B–	686,708
34,174	Total Food & Staples Retailing						33,809,957

	Food Products – 3.1% (1.9% of Total Investments)

1,671	Hearthside Group Holdings LLC, Term Loan B	5.064%	1-Month LIBOR	3.000%	5/23/25	B	1,661,178
3,358	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/04/22	BB	3,376,651
2,359	Pinnacle Foods Finance LLC, Term Loan B	3.840%	1-Month LIBOR	1.750%	2/02/24	BB+	2,363,414
12,632	US Foods, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	6/27/23	BBB–	12,641,472
20,020	Total Food Products						20,042,715

	Health Care Equipment & Supplies – 1.7% (1.1% of Total Investments)

2,056	Acelity, Term Loan B	5.584%	3-Month LIBOR	3.250%	2/02/24	B	2,064,771
1,079	ConvaTec, Inc., Term Loan B	4.584%	3-Month LIBOR	2.250%	10/25/23	BB	1,082,434
1,353	Greatbatch, New Term Loan B	5.330%	1-Month LIBOR	3.250%	10/27/22	B+	1,361,329
1,000	LifeScan, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	975,000

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$2,234	Onex Carestream Finance LP, Term Loan, First Lien	6.077%	1-Month LIBOR	4.000%	6/07/19	B	$2,235,669
2,328	Onex Carestream Finance LP, Term Loan, Second Lien	10.577%	1-Month LIBOR	8.500%	12/07/19	B–	2,329,500
1,000	Vyaire Medical, Inc., Term Loan B	7.232%	6-Month LIBOR	4.750%	4/16/25	B–	982,500
11,050	Total Health Care Equipment & Supplies						11,031,203

	Health Care Providers & Services – 6.3% (4.0% of Total Investments)

1,884	Acadia Healthcare, Inc., Term Loan B3	4.577%	1-Month LIBOR	2.500%	2/11/22	BB–	1,894,860
2,069	Air Medical Group Holdings, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	3/14/25	B	2,044,576
2,328	Air Medical Group Holdings, Inc., Term Loan B	5.347%	1-Month LIBOR	3.250%	4/28/22	B	2,263,519
1,000	Ardent Health, Term Loan, First Lien	6.572%	1-Month LIBOR	4.500%	6/30/25	B	1,008,750
1,801	Community Health Systems, Inc., Term Loan H	5.557%	3-Month LIBOR	3.250%	1/27/21	B–	1,772,852
1,424	Concentra, Inc., Term Loan B	4.850%	1-Month LIBOR	2.750%	6/01/22	B+	1,427,972
675	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	4.827%	1-Month LIBOR	2.750%	6/24/21	BBB–	680,201
1,008	Envision Healthcare Corporation, Term Loan B, First Lien	5.080%	1-Month LIBOR	3.000%	12/01/23	BB–	1,009,606
2,597	HCA, Inc., Term Loan A5	3.577%	1-Month LIBOR	1.500%	6/10/20	BBB–	2,605,339
3,301	HCA, Inc., Term Loan B11	3.827%	1-Month LIBOR	1.750%	3/17/23	BBB–	3,319,225
1,891	Healogics, Inc., Term Loan, First Lien	6.570%	3-Month LIBOR	4.250%	7/01/21	B–	1,790,492
132	Heartland Dental Care, Inc., Delay Draw Facility, (5)	1.875%	N/A	N/A	4/30/25	B–	131,086
879	Heartland Dental Care, Inc., Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	4/30/25	B–	873,905
3,421	Kindred at Home Hospice, Term Loan B, (DD1)	6.125%	3-Month LIBOR	3.750%	6/21/25	B	3,452,885
1,000	Kindred at Home Hospice, Term Loan, Second Lien	9.375%	3-Month LIBOR	7.000%	6/21/26	CCC+	1,021,250
3,666	Millennium Laboratories, Inc., Term Loan B, First Lien	8.577%	1-Month LIBOR	6.500%	12/21/20	CCC+	2,028,635
762	MultiPlan, Inc., Term Loan B	5.084%	3-Month LIBOR	2.750%	6/07/23	B+	763,155
6,885	Pharmaceutical Product Development, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	8/18/22	Ba3	6,896,820
1,496	PharMerica, Term Loan, First Lien	5.578%	1-Month LIBOR	3.500%	12/06/24	B	1,504,434
1,496	Prospect Medical Holdings, Term Loan B1	7.625%	1-Month LIBOR	5.500%	2/22/24	B	1,504,674
270	Quorum Health Corp., Term Loan B	8.827%	1-Month LIBOR	6.750%	4/29/22	B1	274,482
2,882	Select Medical Corporation, Term Loan B	4.831%	1-Month LIBOR	2.750%	3/01/21	BB–	2,896,395
371	Vizient, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/13/23	BB–	372,408
43,238	Total Health Care Providers & Services						41,537,521

	Health Care Technology – 1.5% (0.9% of Total Investments)

2,761	Catalent Pharma Solutions, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	5/20/24	BB	2,767,182
6,913	Emdeon, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	3/01/24	B+	6,910,115
9,674	Total Health Care Technology						9,677,297

	Hotels, Restaurants & Leisure – 11.5% (7.2% of Total Investments)

1,247	Aramark Corporation, Term Loan	4.084%	3-Month LIBOR	1.750%	3/11/25	BBB–	1,250,248
998	Arby’s Restaurant Group, Inc., Term Loan B	5.347%	1-Month LIBOR	3.250%	2/05/25	B	1,004,981
18,598	Burger King Corporation, Term Loan B3	4.327%	1-Month LIBOR	2.250%	2/16/24	B+	18,609,188
2,530	Caesars Entertainment Operating Company, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	10/06/24	BB	2,529,970
4,975	Caesars Resort Collection, Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	12/23/24	BB	5,001,044
2,077	CCM Merger, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	8/09/21	BB–	2,086,084
4,606	CityCenter Holdings LLC, Term Loan B	4.327%	1-Month LIBOR	2.250%	4/18/24	BB–	4,617,688
9,579	Hilton Hotels, Term Loan B	3.814%	1-Month LIBOR	1.750%	10/25/23	BBB–	9,622,790
3,678	Intrawest Resorts Holdings, Inc., Term Loan B	5.077%	1-Month LIBOR	3.000%	7/31/24	B	3,679,989
2,514	Life Time Fitness, Inc., Term Loan B	5.057%	3-Month LIBOR	2.750%	6/10/22	BB–	2,521,052
3,338	MGM Growth Properties, Term Loan B	4.077%	1-Month LIBOR	2.000%	4/25/25	BB+	3,345,659
11,299	Scientific Games Corp., Initial Term Loan B5	4.903%	2-Month LIBOR	2.750%	8/14/24	B+	11,320,547
3,190	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.077%	1-Month LIBOR	3.000%	4/01/24	B	3,186,553
1,500	Stars Group Holdings, Term Loan B	5.831%	3-Month LIBOR	3.500%	7/10/25	B+	1,515,548
3,461	Station Casino LLC, Term Loan B	4.580%	1-Month LIBOR	2.500%	6/08/23	BB	3,474,879
2,000	Wyndham International, Inc., Term Loan B	3.827%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,007,190
75,590	Total Hotels, Restaurants & Leisure						75,773,410

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Products – 0.9% (0.6% of Total Investments)

$1,000	Energizer Holdings, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	$1,004,065
4,392	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.577%	1-Month LIBOR	3.500%	11/16/20	CCC+	3,248,825
2,297	Serta Simmons Holdings LLC, Term Loan, First Lien	5.591%	1-Month LIBOR	3.500%	11/08/23	B–	1,932,400
7,689	Total Household Products						6,185,290

	Independent Power & Renewable Electricity Producers – 1.0% (0.6% of Total Investments)

6,483	NRG Energy, Inc., Term Loan B	4.084%	3-Month LIBOR	1.750%	6/30/23	BB+	6,477,685

	Industrial Conglomerates – 0.8% (0.5% of Total Investments)

3,470	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.596%	3-Month LIBOR	4.250%	6/16/24	B	3,490,956
1,496	Education Advisory Board, Term Loan, First Lien	6.252%	3-Month LIBOR	3.750%	11/15/24	B	1,488,769
4,966	Total Industrial Conglomerates						4,979,725

	Insurance – 1.6% (1.0% of Total Investments)

988	Acrisure LLC, Term Loan B	6.592%	3-Month LIBOR	4.250%	11/22/23	B	991,241
6,149	Alliant Holdings I LLC, Term Loan B	5.078%	1-Month LIBOR	3.000%	5/09/25	B	6,156,606
3,369	Hub International Holdings, Inc., Term Loan B	5.335%	3-Month LIBOR	3.000%	4/25/25	B	3,370,476
10,506	Total Insurance						10,518,323

	Internet and Direct Marketing Retail – 0.4% (0.3% of Total Investments)

748	Uber Technologies, Inc., Term Loan	5.574%	1-Month LIBOR	3.500%	7/13/23	N/R	751,762
2,000	Uber Technologies, Inc., Term Loan	6.100%	1-Month LIBOR	4.000%	4/04/25	N/R	2,014,060
2,748	Total Internet and Direct Marketing Retail						2,765,822

	Internet Software & Services – 1.9% (1.2% of Total Investments)

1,955	Ancestry.com, Inc., Term Loan, First Lien	5.330%	1-Month LIBOR	3.250%	10/19/23	B	1,961,412
3,000	GTT Communications, Inc., Term Loan, First Lien	4.830%	1-Month LIBOR	2.750%	6/02/25	B	2,973,750
1,516	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.363%	3-Month LIBOR	3.000%	11/03/23	BB–	1,511,181
3,642	Sabre, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	2/22/24	BB	3,649,101
2,448	SkillSoft Corporation, Term Loan, Second Lien	10.327%	1-Month LIBOR	8.250%	4/28/22	CCC	2,201,624
12,561	Total Internet Software & Services						12,297,068

	IT Services – 3.4% (2.1% of Total Investments)

550	DigiCert, Term Loan, First Lien	7.327%	1-Month LIBOR	5.250%	10/31/24	B	552,209
1,107	Engility Corporation, Term Loan B2	4.827%	1-Month LIBOR	2.750%	8/11/23	BB–	1,110,911
987	First Data Corporation, Term Loan A	3.819%	1-Month LIBOR	1.750%	6/02/20	BB	987,777
2,132	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	7/10/22	BB	2,134,548
9,528	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	4/26/24	BB	9,536,391
1,713	Gartner, Inc., Term Loan A	4.077%	1-Month LIBOR	2.000%	3/21/22	BB+	1,717,022
626	PEAK 10, Inc., Term Loan B	5.834%	3-Month LIBOR	3.500%	8/01/24	B	625,715
2,475	Tempo Acquisition LLC, Term Loan B	5.077%	1-Month LIBOR	3.000%	5/01/24	B	2,480,309
1,496	Vantiv LLC, Repriced Term Loan B4	3.824%	1-Month LIBOR	1.750%	8/09/24	BBB–	1,496,841
1,470	WEX, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	7/01/23	BB–	1,473,102
22,084	Total IT Services						22,114,825

	Leisure Products – 1.2% (0.7% of Total Investments)

2,565	24 Hour Fitness Worldwide, Inc., Term Loan B	5.572%	1-Month LIBOR	3.500%	5/30/25	B+	2,576,718
1,796	Academy, Ltd., Term Loan B, (DD1)	6.092%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,489,831
2,698	Equinox Holdings, Inc., Term Loan B1	5.077%	1-Month LIBOR	3.000%	3/08/24	B+	2,712,454
985	Four Seasons Holdings, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	11/30/23	BB	986,320
8,044	Total Leisure Products						7,765,323

	Life Sciences Tools & Services – 0.3% (0.2% of Total Investments)

714	Inventiv Health, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	8/01/24	BB–	714,262
1,489	Parexel International Corp., Term Loan B	4.827%	1-Month LIBOR	2.750%	9/27/24	B	1,485,959
2,203	Total Life Sciences Tools & Services						2,200,221

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery – 1.4% (0.9% of Total Investments)

$2,978	Gardner Denver, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	7/30/24	BB	$2,988,033
1,466	Gates Global LLC, Term Loan B	5.084%	3-Month LIBOR	2.750%	4/01/24	B+	1,471,767
1,493	Navistar, Inc., Tranche B, Term Loan	5.600%	1-Month LIBOR	3.500%	11/06/24	B+	1,496,231
1,000	NN, Inc., Term Loan, Second Lien	10.097%	1-Month LIBOR	8.000%	4/19/23	CCC+	990,000
765	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.314%	1-Month LIBOR	2.250%	8/21/24	BB+	767,565
898	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.834%	3-Month LIBOR	4.500%	11/27/20	CCC+	863,731
850	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.334%	3-Month LIBOR	9.000%	11/26/21	CCC–	718,250
9,450	Total Machinery						9,295,577

	Marine – 0.6% (0.4% of Total Investments)

1,331	American Commercial Lines LLC, Term Loan B, First Lien	10.827%	1-Month LIBOR	8.750%	11/12/20	CCC+	1,091,958
3,119	Harvey Gulf International Marine, Inc., Exit Term Loan	10.000%	N/A	N/A	6/06/23	B3	3,144,139
4,450	Total Marine						4,236,097

	Media – 15.4% (9.6% of Total Investments)

2,062	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	7/23/21	B	1,955,140
1,975	Affinion Group Holdings, Inc., Term Loan, First Lien	9.822%	1-Month LIBOR	7.750%	5/10/22	B2	2,056,469
8,286	Catalina Marketing Corporation, Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	4/09/21	B2	5,285,382
2,000	Catalina Marketing Corporation, Term Loan, Second Lien	8.827%	1-Month LIBOR	6.750%	4/11/22	Caa2	541,000
7,331	Cequel Communications LLC, Term Loan B	4.327%	1-Month LIBOR	2.250%	7/28/25	BB	7,310,830
4,900	Charter Communications Operating Holdings LLC, Term Loan B	4.080%	1-Month LIBOR	2.000%	4/30/25	BBB–	4,908,730
2,990	Cineworld Group PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/28/25	BB–	2,984,229
6,897	Clear Channel Communications, Inc., Tranche D, Term Loan, (6)	8.827%	N/A	N/A	1/30/19	N/R	5,382,275
9,868	Clear Channel Communications, Inc., Term Loan E, (6)	9.580%	N/A	N/A	7/30/19	N/R	7,674,967
2,244	CSC Holdings LLC, Term Loan B	4.572%	1-Month LIBOR	2.500%	1/25/26	BB–	2,245,778
9,362	Cumulus Media, Inc., Exit Term Loan	6.580%	1-Month LIBOR	4.500%	5/15/22	B	9,258,888
2,381	Getty Images, Inc., Term Loan B, First Lien	5.572%	1-Month LIBOR	3.500%	10/18/19	B3	2,338,924
830	Gray Television, Inc., Term Loan B2	4.340%	2-Month LIBOR	2.250%	2/07/24	BB	830,655
2,888	IMG Worldwide, Inc., Term Loan B	4.930%	2-Month LIBOR	2.750%	5/18/25	B	2,881,710
846	Lions Gate Entertainment Corp., Term Loan B	4.314%	1-Month LIBOR	2.250%	3/24/25	BB–	849,497
3,932	McGraw-Hill Education Holdings LLC, Term Loan B	6.077%	1-Month LIBOR	4.000%	5/02/22	B+	3,875,916
3,990	Meredith, Term Loan B	5.077%	1-Month LIBOR	3.000%	1/31/25	BB	4,007,736
2,000	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	7/03/25	BB	2,004,380
1,250	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.580%	1-Month LIBOR	4.500%	7/03/26	B–	1,250,000
615	Nexstar Broadcasting Group, Term Loan	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	616,306
4,612	Nexstar Broadcasting Group, Term Loan B	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	4,622,379
7,000	Numericable Group S.A, Term Loan B13, (WI/DD)	TBD	TBD	TBD	TBD	B	6,859,440
533	Red Ventures, Term Loan B	6.077%	1-Month LIBOR	4.000%	11/08/24	B+	538,799
2,743	Sinclair Television Group, Term Loan B2	4.330%	1-Month LIBOR	2.250%	1/31/24	BB+	2,745,616
2,884	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.577%	1-Month LIBOR	3.500%	8/15/22	B	2,884,615
16,008	Univision Communications, Inc., Term Loan C5	4.827%	1-Month LIBOR	2.750%	3/15/24	BB–	15,563,575
110,427	Total Media						101,473,236

	Metals & Mining – 0.2% (0.1% of Total Investments)

1,485	CanAm Construction, Inc., Term Loan B	7.577%	1-Month LIBOR	5.500%	7/01/24	B	1,503,563

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Multiline Retail – 0.7% (0.4% of Total Investments)

$1,775	Belk, Inc., Term Loan B, First Lien	6.836%	1-Month LIBOR	4.750%	12/12/22	B–	$1,405,764
1,995	EG America LLC, Term Loan, First Lien	6.334%	3-Month LIBOR	4.000%	2/07/25	B	1,990,222
1,382	Hudson’s Bay Company, Term Loan B, First Lien	5.419%	2-Month LIBOR	3.250%	9/30/22	BB	1,311,062
5,152	Total Multiline Retail						4,707,048

	Oil, Gas & Consumable Fuels – 3.2% (2.0% of Total Investments)

1,455	BCP Renaissance Parent, Term Loan B	5.842%	3-Month LIBOR	3.500%	10/31/24	B+	1,462,225
1,750	California Resources Corporation, Term Loan	12.439%	1-Month LIBOR	10.375%	12/31/21	B	1,934,844
2,350	California Resources Corporation, Term Loan B	6.831%	1-Month LIBOR	4.750%	12/31/22	B	2,395,038
316	Energy and Exploration Partners, Term Loan, Second Lien, (cash 0.000%, PIK 5.000%), (6)	0.000%	N/A	N/A	5/13/22	N/R	4,737
3,333	Fieldwood Energy LLC, Exit Term Loan	7.327%	1-Month LIBOR	5.250%	4/11/22	B+	3,344,022
1,158	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.327%	1-Month LIBOR	7.250%	4/11/23	B+	1,127,229
4,988	McDermott International, Term Loan	7.077%	1-Month LIBOR	5.000%	5/12/25	BB–	5,025,854
1,457	Peabody Energy Corporation, Term Loan B	4.827%	1-Month LIBOR	2.750%	3/31/25	BB	1,460,218
4,731	Seadrill Partners LLC, Initial Term Loan	8.334%	3-Month LIBOR	6.000%	2/21/21	CCC+	4,435,166
64	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	55,377
21,602	Total Oil, Gas & Consumable Fuels						21,244,710

	Personal Products – 1.2% (0.8% of Total Investments)

6,250	Coty, Inc., Term Loan A	3.847%	1-Month LIBOR	1.750%	4/05/23	BB+	6,195,313
2,000	Coty, Inc., Term Loan B	4.347%	1-Month LIBOR	2.250%	4/07/25	BB+	1,955,630
8,250	Total Personal Products						8,150,943

	Pharmaceuticals – 1.3% (0.8% of Total Investments)

1,317	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	9/26/24	B–	1,238,505
6,866	Concordia Healthcare Corporation, Term Loan B, First Lien, (6)	6.327%	1-Month LIBOR	4.250%	10/21/21	Caa2	6,208,457
1,081	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.092%	1-Month LIBOR	3.000%	6/02/25	BB–	1,083,946
9,264	Total Pharmaceuticals						8,530,908

	Professional Services – 2.1% (1.3% of Total Investments)

2,256	Ceridian HCM Holding, Inc., Term Loan B	5.327%	1-Month LIBOR	3.250%	4/30/25	B–	2,262,064
7,673	Formula One Group, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/01/24	B+	7,639,753
2,963	Nielsen Finance LLC, Term Loan B4	4.097%	1-Month LIBOR	2.000%	10/04/23	BBB–	2,952,976
1,197	On Assignment, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	4/02/25	BB	1,198,721
14,089	Total Professional Services						14,053,514

	Real Estate Management & Development – 2.4% (1.5% of Total Investments)

999	Altisource Solutions S.A R.L., Term Loan B	6.334%	3-Month LIBOR	4.000%	3/29/24	B+	994,619
4,384	Capital Automotive LP, Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	3/25/24	B	4,391,184
3,482	Capital Automotive LP, Term Loan, Second Lien	8.080%	1-Month LIBOR	6.000%	3/24/25	CCC+	3,542,586
5,000	GGP, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	4,966,150
1,988	Trico Group LLC, Term Loan, First Lien	8.807%	3-Month LIBOR	6.500%	2/02/24	B	1,992,469
15,853	Total Real Estate Management & Development						15,887,008

	Road & Rail – 0.6% (0.4% of Total Investments)

1,950	Quality Distribution, Incremental Term Loan, First Lien	7.834%	3-Month LIBOR	5.500%	8/18/22	B–	1,965,434
2,000	Savage Enterprises LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	2,008,760
3,950	Total Road & Rail						3,974,194

	Semiconductors & Semiconductor Equipment – 1.5% (0.9% of Total Investments)

1,412	Cypress Semiconductor Corp, Term Loan B	4.320%	1-Month LIBOR	2.250%	7/05/21	BB	1,420,810
1,630	Lumileds, Term Loan B	5.751%	1-Month LIBOR	3.500%	6/30/24	B+	1,620,915

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment (continued)

$3,000	Microchip Technology., Inc., Term Loan B	4.080%	1-Month LIBOR	2.000%	5/29/25	BB+	$3,011,250
1,715	Micron Technology, Inc., Term Loan B	3.830%	1-Month LIBOR	1.750%	4/10/22	BBB–	1,722,503
2,057	ON Semiconductor Corporation, Term Loan B3	3.827%	1-Month LIBOR	1.750%	3/31/23	Baa3	2,061,506
9,814	Total Semiconductors & Semiconductor Equipment						9,836,984

	Software – 13.2% (8.2% of Total Investments)

5,572	Avaya, Inc., Tranche B Term Loan	6.322%	1-Month LIBOR	4.250%	12/15/24	B	5,604,513
3,323	Blackboard, Inc., Term Loan B4, (DD1)	7.333%	3-Month LIBOR	5.000%	6/30/21	B–	3,155,837
7,340	BMC Software, Inc., Term Loan B	4.250%	1-Month LIBOR	3.250%	6/28/25	B	7,347,645
4,192	Compuware Corporation, Term Loan B3	5.580%	1-Month LIBOR	3.500%	12/15/21	B	4,208,370
1,474	DTI Holdings, Inc., Replacement Term Loan B1	6.827%	1-Month LIBOR	4.750%	9/29/23	B	1,470,108
3,632	Ellucian, Term Loan B, First Lien	5.584%	3-Month LIBOR	3.250%	9/30/22	B	3,642,500
4,433	Greeneden U.S. Holdings II LLC, Term Loan B	5.577%	1-Month LIBOR	3.500%	12/01/23	B	4,461,318
11,045	Infor (US), Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/01/22	B	11,073,495
2,511	Informatica, Term Loan B	5.327%	1-Month LIBOR	3.250%	8/05/22	B	2,525,695
1,481	Kronos Incorporated, Term Loan B	5.358%	3-Month LIBOR	3.000%	11/20/23	B	1,487,545
1,000	McAfee Holdings International, Inc., Term Loan, Second Lien	10.572%	1-Month LIBOR	8.500%	9/29/25	B–	1,026,250
4,338	McAfee LLC, Term Loan	6.572%	1-Month LIBOR	4.500%	9/30/24	B	4,372,520
1,155	Micro Focus International PLC, New Term Loan	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	1,152,292
7,800	Micro Focus International PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	7,781,709
5,463	Micro Focus International PLC, Term Loan B2	4.327%	1-Month LIBOR	2.500%	11/19/21	BB–	5,449,606
893	Misys, New Term Loan, Second Lien	9.557%	3-Month LIBOR	7.250%	6/13/25	CCC+	864,041
998	Mitchell International, Inc., Initial Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	11/29/24	B1	996,786
1,000	Mitchell International, Inc., Initial Term Loan, Second Lien	9.327%	1-Month LIBOR	7.250%	12/01/25	CCC	1,005,105
1,970	RP Crown Parent LLC, Term Loan B	4.827%	1-Month LIBOR	2.750%	10/15/23	B	1,976,776
5,839	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	5,863,314
2,240	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	2,249,047
8,676	Tibco Software, Inc., Term Loan, First Lien	5.580%	1-Month LIBOR	3.500%	12/04/20	B	8,712,889
86,375	Total Software						86,427,361

	Specialty Retail – 1.9% (1.2% of Total Investments)

3,093	99 Cents Only Stores, Tranche B2, Term Loan, Second Lien, (cash 7.991%, PIK 1.500%)	7.991%	1-Week LIBOR	5.000%	1/13/22	CCC+	2,930,414
1,867	Neiman Marcus Group, Inc., Term Loan	5.336%	1-Month LIBOR	3.250%	10/25/20	CCC	1,654,251
6,415	Petco Animal Supplies, Inc., Term Loan B1	5.590%	3-Month LIBOR	3.250%	1/26/23	B2	4,631,163
3,865	Petsmart Inc., Term Loan B, First Lien	5.100%	1-Month LIBOR	3.000%	3/11/22	B3	3,221,778
15,240	Total Specialty Retail						12,437,606

	Technology Hardware, Storage & Peripherals – 5.6% (3.5% of Total Investments)

5,783	Dell International LLC, Replacement Term Loan A2	3.830%	1-Month LIBOR	1.750%	9/07/21	BBB–	5,785,238
3,032	Dell International LLC, Replacement Term Loan A3	3.580%	1-Month LIBOR	1.500%	12/31/18	BBB–	3,034,082
16,010	Dell International LLC, Refinancing Term Loan B	4.080%	1-Month LIBOR	2.000%	9/07/23	BBB–	16,031,468
1,600	Mitel US Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	1,610,256
10,633	Western Digital, Term Loan B	3.827%	1-Month LIBOR	1.750%	4/29/23	BBB–	10,649,726
37,058	Total Technology Hardware, Storage & Peripherals						37,110,770

	Trading Companies & Distributors – 0.0% (0.0% of Total Investments)

285	HD Supply Waterworks, Ltd., Term Loan B	5.253%	6-Month LIBOR	3.000%	8/01/24	B+	286,116

	Transportation Infrastructure – 1.4% (0.9% of Total Investments)

9,452	Avolon LLC, Term Loan B	4.086%	1-Month LIBOR	2.000%	1/15/25	BBB–	9,397,278

	Wireless Telecommunication Services – 4.8% (3.0% of Total Investments)

4,385	Asurion LLC, Term Loan B4	5.077%	1-Month LIBOR	3.000%	8/04/22	B+	4,389,196
4,018	Asurion LLC, Term Loan B6	5.077%	1-Month LIBOR	3.000%	11/03/23	B+	4,018,024

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$11,356	Sprint Corporation, Term Loan, First Lien	4.625%	1-Month LIBOR	2.500%	2/02/24	BB–	$11,373,284
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.078%	1-Month LIBOR	9.000%	3/11/24	CCC+	3,480,750
4,688	Syniverse Holdings, Inc., Tranche Term Loan C	7.078%	1-Month LIBOR	5.000%	3/09/23	B	4,700,931
3,682	UPC Financing Partnership, Term Loan AR1, First Lien	4.572%	1-Month LIBOR	2.500%	1/15/26	BB	3,670,048
31,629	Total Wireless Telecommunication Services						31,632,233
$880,871	Total Variable Rate Senior Loan Interests (cost $870,907,218)						858,465,241

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 19.6% (12.2% of Total Investments)

	Containers & Packaging – 0.9% (0.5% of Total Investments)

$5,718	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	$5,728,027

	Diversified Telecommunication Services – 4.7% (2.9% of Total Investments)

8,702	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	8,016,717
7,080	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	7,566,750
11,064	Intelsat Luxembourg SA			7.750%	6/01/21	Ca	10,510,800
4,960	Intelsat Luxembourg SA			8.125%	6/01/23	CCC–	4,253,200
750	Level 3 Financing Inc.			5.375%	8/15/22	BB	751,875
32,556	Total Diversified Telecommunication Services						31,099,342

	Equity Real Estate Investment Trusts – 0.7% (0.4% of Total Investments)

4,250	Realogy Group LLC, 144A			5.250%	12/01/21	B1	4,260,625

	Health Care Providers & Services – 1.1% (0.7% of Total Investments)

7,000	HCA Inc.			6.500%	2/15/20	BBB–	7,285,600

	Hotels, Restaurants & Leisure – 1.2% (0.8% of Total Investments)

2,000	MGM Resorts International			5.250%	3/31/20	BB	2,045,000
5,500	Scientific Games International Inc.			10.000%	12/01/22	B–	5,871,250
7,500	Total Hotels, Restaurants & Leisure						7,916,250

	Household Durables – 1.4% (0.8% of Total Investments)

6,780	Lennar Corporation			4.125%	12/01/18	BB+	6,790,238
2,100	Lennar Corporation			4.500%	11/15/19	BB+	2,123,625
8,880	Total Household Durables						8,913,863

	Media – 4.1% (2.6% of Total Investments)

1,000	CCO Holdings LLC			5.750%	9/01/23	BB+	1,012,500
200	Charter Communications Operating LLC			3.579%	7/23/20	BBB–	200,293
1,730	CSC Holdings LLC, 144A			10.125%	1/15/23	B2	1,903,000
3,350	CSC Holdings LLC, 144A			10.875%	10/15/25	B2	3,886,000
645	DISH DBS Corporation			5.125%	5/01/20	BB	640,163
2,000	DISH DBS Corporation			5.875%	7/15/22	BB	1,870,000
2,500	DISH DBS Corporation			5.875%	11/15/24	BB	2,084,375
2,000	Hughes Satellite Systems Corporation			6.500%	6/15/19	BBB–	2,040,000
4,812	iHeartCommunications Inc., (6)			9.000%	12/15/19	CC	3,753,360
16,459	iHeartCommunications Inc., (cash 12.000%, PIK 2.000%), (6)			14.000%	2/01/21	C	2,180,862
1,762	iHeartCommunications Inc., 144A, (6)			11.250%	3/01/21	C	1,277,450
8,250	iHeartCommunications Inc., (6)			9.000%	3/01/21	CC	6,311,250
44,708	Total Media						27,159,253

	Oil, Gas & Consumable Fuels – 1.5% (0.9% of Total Investments)

6,905	California Resources Corporation, 144A			8.000%	12/15/22	CCC+	6,179,975
700	Denbury Resources Inc.			6.375%	8/15/21	CCC–	658,000
2,547	Denbury Resources Inc., 144A			9.250%	3/31/22	B	2,699,820
225	EP Energy LLC, 144A			9.375%	5/01/24	Caa2	185,063
10,377	Total Oil, Gas & Consumable Fuels						9,722,858

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

$850	Concordia International Corporation, 144A, (6)	7.000%	4/15/23	C	$51,000

	Semiconductors & Semiconductor Equipment – 0.4% (0.3% of Total Investments)

1,564	Advanced Micro Devices Inc.	7.500%	8/15/22	B	1,739,950
930	Advanced Micro Devices Inc.	7.000%	7/01/24	B	983,475
2,494	Total Semiconductors & Semiconductor Equipment				2,723,425

	Software – 1.7% (1.1% of Total Investments)

210	Avaya Holdings Corporation, 144A, (6), (9)	7.000%	4/01/19	N/R	—
5,150	Avaya Holdings Corporation, 144A, (6), (9)	10.500%	3/01/21	N/R	—
5,480	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	5,610,150
3,650	Infor Us Inc., 144A	5.750%	8/15/20	BB	3,700,188
2,000	TIBCO Software Inc., 144A	11.375%	12/01/21	CCC+	2,160,000
16,490	Total Software				11,470,338

	Wireless Telecommunication Services – 1.9% (1.2% of Total Investments)

2,250	Sprint Communications Inc.	7.000%	8/15/20	B+	2,351,250
7,750	Sprint Corporation	7.875%	9/15/23	B+	8,263,437
1,750	Sprint Corporation	7.125%	6/15/24	B+	1,798,125
11,750	Total Wireless Telecommunication Services				12,412,812
$152,573	Total Corporate Bonds (cost $133,678,429)				128,743,393

Shares	Description (1)				Value

	COMMON STOCKS – 2.9% (1.8% of Total Investments)

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

78,490	Cengage Learning Holdings II Inc., (7), (8)				$758,292

	Energy Equipment & Services – 0.7% (0.4% of Total Investments)

76,353	C&J Energy Services Inc., (7)				1,775,971
75,644	Ocean Rig UDW Inc., (7)				2,121,058
2,712	Vantage Drilling International, (7), (8)				800,040
	Total Energy Equipment & Services				4,697,069

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

74,059	Millennium Health LLC, (7), (8)				3,184
68,990	Millennium Health LLC, (7), (9)				—
64,762	Millennium Health LLC, (7), (9)				—
	Total Health Care Providers & Services				3,184

	Marine – 0.3% (0.2% of Total Investments)

32,786	HGIM Corporation, (8)				1,524,549
7,338	HGIM Corporation, (7), (8)				341,217
	Total Marine				1,865,766

	Media – 0.8% (0.5% of Total Investments)

120,264	Cumulus Media Inc., (7), (8)				1,944,308
1,973,746	Hibu PLC, (7), (8)				621,730
26,045	Metro-Goldwyn-Mayer Inc., (7), (8)				2,417,315
45,941	Tribune Media Company, (8)				16,080
	Total Media				4,999,433

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

64	Southcross Holdings Borrower LP, (7), (8)				13,600

	Software – 0.9% (0.6% of Total Investments)

282,937	Avaya Holdings Corporation, (7)				5,822,843

Shares	Description (1)				Value

	Specialty Retail – 0.1% (0.0% of Total Investments)

10,908	Gymboree Holding Corporation, (7), (9)				$122,902
29,698	Gymboree Holding Corporation, (7), (8)				348,951
	Total Specialty Retail				471,853
	Total Common Stocks (cost $25,481,246)				18,632,040

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 1.7% (1.1% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$5,145,869
968,586	Eaton Vance Senior Income Trust				6,198,950
	Total Investment Companies (cost $11,981,509)				11,344,819

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 1.6% (1.0% of Total Investments)

$1,200	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (11)	9.589%	4/15/29	Ba3	$1,230,600
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A, 144A	1.000%	1/18/29	BB–	498,523
1,200	Dryden 50 Senior Loan Fund, Series 2017-50A, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	8.599%	7/15/30	Ba3	1,211,705
1,250	Gilbert Park CLO LTD, Series 2017-1A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	8.739%	10/15/30	Ba3	1,265,835
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A, (3-Month LIBOR reference rate + 7.620% spread), (11)	9.968%	1/20/29	BB	1,522,116
2,750	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-10A, 144A, (3-Month LIBOR reference rate + 5.500% spread), (11)	7.848%	4/20/26	Ba3	2,751,444
600	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	7.655%	4/20/30	BB–	583,828
1,250	OZLM Funding Limited, Series 2012-2A, 144A, (3-Month LIBOR reference rate + 7.300% spread), (11)	9.639%	10/30/27	BB	1,260,256
$10,250	Total Asset-Backed Securities (cost $10,014,934)				10,324,307

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)

3,063	Fieldwood Energy LLC, (7), (8)				$161,319
13,997	Fieldwood Energy LLC, (7), (9)				608,931
	Total Common Stock Right (cost $409,515)				770,250

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

21,002	Avaya Holdings Corporation				$80,858
	Total Warrants (cost $1,915,310)				80,858

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

$850	Nortel Networks Limited, (6)	1.750%		4/15/12	N/R	$26,775
850	Total Convertible Bonds (cost $13,960)					26,775
	Total Long-Term Investments (cost $1,054,402,121)					1,028,387,683

Shares	Description (1)	Coupon				Value

	SHORT-TERM INVESTMENTS – 3.6% (2.2% of Total Investments)

	INVESTMENT COMPANIES – 3.6% (2.2% of Total Investments)

23,541,090	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.809%	(12)			$23,541,090
	Total Short-Term Investments (cost $23,541,090)					23,541,090
	Total Investments (cost $1,077,943,211) – 160.1%					1,051,928,773
	Borrowings – (38.7)% (13), (14)					(254,300,000)
	Term Preferred Shares, net of deferred offering costs – (18.9)% (15)					(124,022,961)
	Other Assets Less Liabilities – (2.5)% (16)					(16,448,966)
	Net Assets Applicable to Common Shares – 100%					$657,156,846

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$25,000,000	Pay	1-Month LIBOR	3.250	%(17)	Monthly	1/01/22	(18)	$(433,230)	$(433,230)
Morgan Stanley Capital Services LLC	35,000,000	Pay	1-Month LIBOR	5.750		Monthly	6/01/24	(19)	2,861	2,861
Morgan Stanley Capital Services LLC	55,000,000	Pay	1-Month LIBOR	4.000		Monthly	1/01/27	(20)	(2,000,216)	(2,000,216)
Total	$115,000,000								$(2,430,585)	$(2,430,585)
Total unrealized appreciation on interest rate swaps										$2,861
Total unrealized depreciation on interest rate swaps										$(2,433,446)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 24.2%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.8%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

Effective April 1, 2017, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every three months on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(19)	This interest rate swap has an optional early termination date beginning on June 1, 2020 and monthly thereafter through the termination date as specified in the swap contract.

(20)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 154.9% (97.7% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 130.6% (82.4% of Total Investments) (2)

	Aerospace & Defense – 2.6% (1.6% of Total Investments)

$5,709	Sequa Corporation, Term Loan B	7.067%	1-Month LIBOR	5.000%	11/28/21	B–	$5,719,500
1,985	Sequa Corporation, Term Loan, Second Lien	11.072%	1-Month LIBOR	9.000%	4/28/22	CCC	1,992,908
3,308	Transdigm, Inc., Term Loan E	4.577%	1-Month LIBOR	2.500%	5/30/25	Ba2	3,311,058
735	Transdigm, Inc., Term Loan F	4.577%	1-Month LIBOR	2.500%	6/09/23	Ba2	736,351
399	Transdigm, Inc., Term Loan G, First Lien	4.577%	1-Month LIBOR	2.500%	8/22/24	Ba2	399,503
12,136	Total Aerospace & Defense						12,159,320

	Air Freight & Logistics – 0.8% (0.5% of Total Investments)

1,250	Ceva Group PLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,251,563
1,116	PAE Holding Corporation, Term Loan B	7.577%	1-Month LIBOR	5.500%	10/20/22	B+	1,122,076
1,444	XPO Logistics, Inc., Term Loan B	4.064%	1-Month LIBOR	2.000%	2/24/25	BB+	1,448,671
3,810	Total Air Freight & Logistics						3,822,310

	Airlines – 1.9% (1.2% of Total Investments)

2,732	American Airlines, Inc., Replacement Term Loan	4.086%	1-Month LIBOR	2.000%	10/10/21	BB+	2,734,036
2,394	American Airlines, Inc., Term Loan 2025	3.827%	1-Month LIBOR	1.750%	6/27/25	BB+	2,357,318
3,623	American Airlines, Inc., Term Loan B	4.072%	1-Month LIBOR	2.000%	12/14/23	BB+	3,609,359
8,749	Total Airlines						8,700,713

	Auto Components – 0.5% (0.3% of Total Investments)

937	Horizon Global Corporation, Term Loan B, (DD1)	6.572%	1-Month LIBOR	4.500%	6/30/21	B2	909,049
1,485	Superior Industries International, Inc., Term Loan B	6.077%	1-Month LIBOR	4.000%	5/22/24	B	1,491,991
2,422	Total Auto Components						2,401,040

	Automobiles – 1.2% (0.8% of Total Investments)

4,588	Chrysler Group LLC, Term Loan	4.070%	1-Month LIBOR	2.000%	12/31/18	BBB–	4,600,983
137	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	137,844
995	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	1,000,295
5,720	Total Automobiles						5,739,122

	Biotechnology – 0.9% (0.5% of Total Investments)

3,950	Grifols, Inc., Term Loan B	4.200%	1-Week LIBOR	2.250%	1/31/25	BB	3,966,156

	Building Products – 2.0% (1.3% of Total Investments)

2,500	Fairmount, Initial Term Loan	6.050%	3-Month LIBOR	3.750%	6/01/25	BB	2,504,950
652	Ply Gem Industries, Inc., Term Loan B	6.087%	3-Month LIBOR	3.750%	4/12/25	B	654,320
6,322	Quikrete Holdings, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	11/15/23	BB–	6,325,100
9,474	Total Building Products						9,484,370

	Capital Markets – 0.7% (0.5% of Total Investments)

3,435	RPI Finance Trust, Term Loan B6	4.334%	3-Month LIBOR	2.000%	3/27/23	BBB–	3,447,178

	Chemicals – 0.6% (0.4% of Total Investments)

892	Ineos US Finance LLC, Term Loan	4.169%	2-Month LIBOR	2.000%	4/01/24	BB+	892,201
1,521	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	1,519,472
571	Univar, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	7/01/24	BB	573,357
2,984	Total Chemicals						2,985,030

	Commercial Services & Supplies – 4.4% (2.8% of Total Investments)

720	ADS Waste Holdings, Inc., Term Loan B	4.193%	1-Week LIBOR	2.250%	11/10/23	BB+	721,565
985	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.342%	2-Month LIBOR	4.000%	10/19/23	B–	976,381

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$1,000	Fort Dearborn Holding Company, Inc., Term Loan, Second Lien	10.843%	3-Month LIBOR	8.500%	10/07/24	CCC	$940,000
3,116	iQor US, Inc., Term Loan, First Lien	7.337%	3-Month LIBOR	5.000%	4/01/21	B	3,100,763
333	iQor US, Inc., Term Loan, Second Lien	11.087%	3-Month LIBOR	8.750%	4/01/22	CCC+	319,333
961	KAR Auction Services, Inc., Term Loan B5	4.625%	1-Month LIBOR	2.500%	3/09/23	BB–	964,421
958	LSC Communications, Refinancing Term Loan	7.577%	1-Month LIBOR	5.500%	9/30/22	B	960,734
2,948	Monitronics International, Inc., Term Loan B2, First Lien	7.834%	3-Month LIBOR	5.500%	9/30/22	B–	2,766,966
2,258	Protection One, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	5/02/22	BB–	2,264,778
3,157	Skillsoft Corporation, Initial Term Loan, First Lien, (DD1)	6.827%	1-Month LIBOR	4.750%	4/28/21	B–	3,070,291
1,466	Universal Services of America, Initial Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	7/28/22	B–	1,447,922
1,750	Universal Services of America, Term Loan, Second Lien	10.577%	1-Month LIBOR	8.500%	7/28/23	CCC	1,739,798
257	West Corporation, Incremental Term Loan B1	5.577%	1-Month LIBOR	3.500%	10/10/24	Ba3	255,767
1,130	West Corporation, Term Loan B	6.077%	1-Month LIBOR	4.000%	10/10/24	Ba3	1,131,061
21,039	Total Commercial Services & Supplies						20,659,780

	Communications Equipment – 0.7% (0.4% of Total Investments)

1,403	Mitel US Holdings, Inc., Incremental Term Loan	5.827%	1-Month LIBOR	3.750%	9/25/23	B+	1,406,498
1,696	Plantronics, Term Loan B	4.577%	1-Month LIBOR	2.500%	7/02/25	BB	1,696,356
3,099	Total Communications Equipment						3,102,854

	Construction & Engineering – 0.7% (0.4% of Total Investments)

1,500	KBR, Inc., Term Loan B	5.814%	1-Month LIBOR	3.750%	4/25/25	B+	1,512,195
1,594	Traverse Midstream Partners, Term Loan B	6.340%	3-Month LIBOR	4.000%	9/27/24	B+	1,602,388
3,094	Total Construction & Engineering						3,114,583

	Containers & Packaging – 0.4% (0.3% of Total Investments)

1,048	Berry Global, Inc., Term Loan Q	4.080%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,051,484
987	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	2/05/23	B+	991,838
2,035	Total Containers & Packaging						2,043,322

	Distributors – 0.5% (0.3% of Total Investments)

971	American Seafoods Group LLC, Term Loan B	4.830%	1-Month LIBOR	2.750%	8/21/23	BB–	969,926
1,250	SRS Distribution, Inc., Term Loan B	5.580%	3-Month LIBOR	3.250%	5/23/25	B	1,230,938
2,221	Total Distributors						2,200,864

	Diversified Consumer Services – 2.2% (1.4% of Total Investments)

4,967	Cengage Learning Acquisitions, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	6/07/23	B	4,712,055
220	Education Management LLC, Tranche A, Term Loan, (5)	10.000%	N/A	N/A	7/02/20	N/R	37,430
496	Education Management LLC, Tranche B, Term Loan, (5)	13.250%	N/A	N/A	7/02/20	N/R	15,697
3,395	Houghton Mifflin, Term Loan B, First Lien	5.077%	1-Month LIBOR	3.000%	5/28/21	B	3,182,902
1,354	Laureate Education, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	4/26/24	B+	1,358,951
829	Vertiv Co., Term Loan B	6.100%	1-Month LIBOR	4.000%	11/30/23	B+	825,388
11,261	Total Diversified Consumer Services						10,132,423

	Diversified Financial Services – 1.7% (1.1% of Total Investments)

2,730	Citco III Limited, Term Loan	5.077%	1-Month LIBOR	3.000%	3/31/22	N/R	2,741,776
1,145	Freedom Mortgage Corporation, Term Loan B	6.817%	1-Month LIBOR	4.750%	2/23/22	B+	1,153,640
1,194	Travelport LLC, Term Loan B	4.830%	3-Month LIBOR	2.500%	3/17/25	B+	1,194,392
3,072	Veritas US, Inc., Term Loan B1	6.641%	1-Month LIBOR	4.500%	1/27/23	B	2,861,844
8,141	Total Diversified Financial Services						7,951,652

	Diversified Telecommunication Services – 7.6% (4.8% of Total Investments)

1,463	CenturyLink, Inc., Initial Term A Loan	4.827%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,462,317
7,267	CenturyLink, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	1/31/25	BBB–	7,164,527
4,459	Frontier Communications Corporation, Term Loan B	5.830%	1-Month LIBOR	3.750%	1/14/22	B+	4,403,682

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$2,502	Intelsat Jackson Holdings, S.A., Term Loan B	5.827%	1-Month LIBOR	3.750%	11/30/23	B	$2,512,466
383	Intelsat Jackson Holdings, S.A., Term Loan B4	6.577%	1-Month LIBOR	4.500%	1/02/24	B1	403,133
614	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	643,666
3,193	Level 3 Financing, Inc., Tranche B, Term Loan	4.331%	1-Month LIBOR	2.250%	2/22/24	BBB–	3,201,701
543	Presidio, Inc., Term Loan B	5.082%	1-Month LIBOR	2.750%	2/02/24	B+	545,104
5,757	WideOpenWest Finance LLC, Term Loan B	5.329%	1-Month LIBOR	3.250%	8/18/23	B	5,534,101
580	Windstream Corporation, Term Loan B6	6.080%	1-Month LIBOR	4.000%	3/29/21	B+	548,071
9,000	Ziggo B.V., Term Loan E	4.572%	1-Month LIBOR	2.500%	4/15/25	BB–	8,955,585
35,761	Total Diversified Telecommunication Services						35,374,353

	Electric Utilities – 1.0% (0.6% of Total Investments)

654	EFS Cogen Holdings LLC, Term Loan B	5.590%	3-Month LIBOR	3.250%	6/28/23	BB	656,005
2,406	Vistra Operations Co., Term Loan B1	4.077%	1-Month LIBOR	2.000%	8/01/23	BBB–	2,405,047
1,373	Vistra Operations Co., Term Loan B3	4.074%	1-Month LIBOR	2.000%	12/31/25	BBB–	1,371,063
4,433	Total Electric Utilities						4,432,115

	Electrical Equipment – 0.6% (0.3% of Total Investments)

1,302	TTM Technologies, Inc., Term Loan B	4.592%	1-Month LIBOR	2.500%	9/28/24	BB+	1,305,534
1,312	Zebra Technologies Corporation, Term Loan B	4.057%	3-Month LIBOR	1.750%	10/27/21	BB+	1,317,449
2,614	Total Electrical Equipment						2,622,983

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

1,599	Diversey, Inc., Term Loan B	5.077%	1-Month LIBOR	3.000%	9/06/24	B	1,571,460
741	Dynamic Energy Services International LLC, Term Loan, (cash 15.870%, PIK 13.500%)	15.870%	3-Month LIBOR	13.500%	5/06/19	N/R	196,414
258	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	Caa1	272,365
2,598	Total Energy Equipment & Services						2,040,239

	Equity Real Estate Investment Trusts – 2.4% (1.5% of Total Investments)

4,616	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.077%	1-Month LIBOR	3.000%	10/24/22	B	4,427,860
994	Realogy Group LLC, Term Loan A	4.317%	1-Month LIBOR	2.250%	2/08/23	N/R	995,305
1,260	Realogy Group LLC, Term Loan B	4.317%	1-Month LIBOR	2.250%	2/08/25	BB+	1,264,207
4,672	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (5)	8.077%	1-Month LIBOR	6.000%	6/30/22	CCC+	4,458,667
11,542	Total Equity Real Estate Investment Trusts						11,146,039

	Food & Staples Retailing – 4.4% (2.8% of Total Investments)

952	Albertson’s LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	951,786
16,796	Albertson’s LLC, Term Loan B4	4.827%	1-Month LIBOR	2.750%	8/25/21	BB–	16,753,739
1,325	Albertson’s LLC, Term Loan B6	5.319%	3-Month LIBOR	3.000%	6/22/23	BB–	1,318,380
1,097	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	5.597%	1-Month LIBOR	3.500%	2/03/24	B	1,100,006
589	Save-A-Lot, Term Loan B	8.077%	1-Month LIBOR	6.000%	12/05/23	B–	457,805
20,759	Total Food & Staples Retailing						20,581,716

	Food Products – 2.9% (1.8% of Total Investments)

1,253	Hearthside Group Holdings LLC, Term Loan B	5.064%	1-Month LIBOR	3.000%	5/23/25	B	1,245,883
2,878	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/04/22	BB	2,894,272
289	Pinnacle Foods Finance LLC, Term Loan B	3.840%	1-Month LIBOR	1.750%	2/02/24	BB+	289,260
8,851	US Foods, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	6/27/23	BBB–	8,857,519
13,271	Total Food Products						13,286,934

	Health Care Equipment & Supplies – 1.8% (1.1% of Total Investments)

828	Acelity, Term Loan B	5.584%	3-Month LIBOR	3.250%	2/02/24	B	831,741
863	ConvaTec, Inc., Term Loan B	4.584%	3-Month LIBOR	2.250%	10/25/23	BB	865,947
1,015	Greatbatch, New Term Loan B	5.330%	1-Month LIBOR	3.250%	10/27/22	B+	1,020,997
750	LifeScan, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	731,250
1,861	Onex Carestream Finance LP, Term Loan, First Lien	6.077%	1-Month LIBOR	4.000%	6/07/19	B	1,863,057
2,240	Onex Carestream Finance LP, Term Loan, Second Lien	10.577%	1-Month LIBOR	8.500%	12/07/19	B–	2,241,680
750	Vyaire Medical, Inc., Term Loan B	7.232%	6-Month LIBOR	4.750%	4/16/25	B–	736,875
8,307	Total Health Care Equipment & Supplies						8,291,547

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services – 5.6% (3.6% of Total Investments)

$1,673	Air Medical Group Holdings, Inc., Term Loan B	5.347%	1-Month LIBOR	3.250%	4/28/22	B	$1,626,904
1,478	Air Medical Group Holdings, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	3/14/25	B	1,460,411
750	Ardent Health, Term Loan, First Lien	6.572%	1-Month LIBOR	4.500%	6/30/25	B	756,563
1,441	Community Health Systems, Inc., Term Loan H	5.557%	3-Month LIBOR	3.250%	1/27/21	B–	1,418,282
1,424	Concentra, Inc., Term Loan B	4.850%	1-Month LIBOR	2.750%	6/01/22	B+	1,427,972
958	Envision Healthcare Corporation, Term Loan B, First Lien	5.080%	1-Month LIBOR	3.000%	12/01/23	BB–	959,246
1,539	HCA, Inc., Term Loan A5	3.577%	1-Month LIBOR	1.500%	6/10/20	BBB–	1,544,255
1,657	HCA, Inc., Term Loan B11	3.827%	1-Month LIBOR	1.750%	3/17/23	BBB–	1,666,353
1,135	Healogics, Inc., Term Loan, First Lien	6.570%	3-Month LIBOR	4.250%	7/01/21	B–	1,074,295
79	Heartland Dental Care, Inc., Delay Draw Facility, (6)	1.875%	N/A	N/A	4/30/25	B–	78,864
529	Heartland Dental Care, Inc., Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	4/30/25	B–	525,762
2,443	Kindred at Home Hospice, Term Loan B, (DD1)	6.125%	3-Month LIBOR	3.750%	6/21/25	B	2,466,346
750	Kindred at Home Hospice, Term Loan, Second Lien	9.375%	3-Month LIBOR	7.000%	6/21/26	CCC+	765,938
2,686	Millennium Laboratories, Inc., Term Loan B, First Lien	8.577%	1-Month LIBOR	6.500%	12/21/20	CCC+	1,486,724
262	MultiPlan, Inc., Term Loan B	5.084%	3-Month LIBOR	2.750%	6/07/23	B+	262,560
3,626	Pharmaceutical Product Development, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	8/18/22	Ba3	3,632,259
1,247	PharMerica, Term Loan, First Lien	5.578%	1-Month LIBOR	3.500%	12/06/24	B	1,253,695
998	Prospect Medical Holdings, Term Loan B1	7.625%	1-Month LIBOR	5.500%	2/22/24	B	1,003,116
205	Quorum Health Corp., Term Loan B	8.827%	1-Month LIBOR	6.750%	4/29/22	B1	208,748
2,402	Select Medical Corporation, Term Loan B	4.831%	1-Month LIBOR	2.750%	3/01/21	BB–	2,413,663
223	Vizient, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/13/23	BB–	223,445
27,505	Total Health Care Providers & Services						26,255,401

	Health Care Technology – 1.4% (0.9% of Total Investments)

1,139	Catalent Pharma Solutions, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	5/20/24	BB	1,141,761
4,938	Emdeon, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	3/01/24	B+	4,935,797
449	Press Ganey Holdings, Inc., Term Loan, Second Lien	8.577%	1-Month LIBOR	6.500%	10/21/24	CCC+	455,620
6,526	Total Health Care Technology						6,533,178

	Hotels, Restaurants & Leisure – 11.8% (7.4% of Total Investments)

998	Aramark Corporation, Term Loan	4.084%	3-Month LIBOR	1.750%	3/11/25	BBB–	1,000,198
748	Arby’s Restaurant Group, Inc., Term Loan B	5.347%	1-Month LIBOR	3.250%	2/05/25	B	753,736
14,792	Burger King Corporation, Term Loan B3	4.327%	1-Month LIBOR	2.250%	2/16/24	B+	14,801,001
3,936	Caesars Entertainment Operating Company, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	10/06/24	BB	3,935,508
2,985	Caesars Resort Collection, Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	12/23/24	BB	3,000,626
1,557	CCM Merger, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	8/09/21	BB–	1,563,529
3,274	CityCenter Holdings LLC, Term Loan B	4.327%	1-Month LIBOR	2.250%	4/18/24	BB–	3,282,066
5,115	Hilton Hotels, Term Loan B	3.814%	1-Month LIBOR	1.750%	10/25/23	BBB–	5,138,021
2,943	Intrawest Resorts Holdings, Inc., Term Loan B	5.077%	1-Month LIBOR	3.000%	7/31/24	B	2,943,991
1,955	Life Time Fitness, Inc., Term Loan B	5.057%	3-Month LIBOR	2.750%	6/10/22	BB–	1,960,818
2,258	MGM Growth Properties, Term Loan B	4.077%	1-Month LIBOR	2.000%	4/25/25	BB+	2,263,094
7,691	Scientific Games Corp., Initial Term Loan B5	4.903%	2-Month LIBOR	2.750%	8/14/24	B+	7,705,399
2,250	Stars Group Holdings, Term Loan B, (DD1)	5.831%	3-Month LIBOR	3.500%	7/10/25	B+	2,273,321
2,596	Station Casino LLC, Term Loan B	4.580%	1-Month LIBOR	2.500%	6/08/23	BB	2,606,159
1,500	Wyndham International, Inc., Term Loan B	3.827%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,505,393
54,598	Total Hotels, Restaurants & Leisure						54,732,860

	Household Products – 0.7% (0.5% of Total Investments)

3,164	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.577%	1-Month LIBOR	3.500%	11/16/20	CCC+	2,340,342
1,187	Serta Simmons Holdings LLC, Term Loan, First Lien	5.591%	1-Month LIBOR	3.500%	11/08/23	B–	998,788
4,351	Total Household Products						3,339,130

	Independent Power & Renewable Electricity Producers – 1.1% (0.7% of Total Investments)

5,239	NRG Energy, Inc., Term Loan B, (DD1)	4.084%	3-Month LIBOR	1.750%	6/30/23	BB+	5,234,518

	Industrial Conglomerates – 0.6% (0.4% of Total Investments)

1,996	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.596%	3-Month LIBOR	4.250%	6/16/24	B	2,008,407

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Industrial Conglomerates (continued)

$998	Education Advisory Board, Term Loan, First Lien	6.252%	3-Month LIBOR	3.750%	11/15/24	B	$992,513
2,994	Total Industrial Conglomerates						3,000,920

	Insurance – 1.5% (0.9% of Total Investments)

741	Acrisure LLC, Term Loan B	6.592%	3-Month LIBOR	4.250%	11/22/23	B	743,431
3,835	Alliant Holdings I LLC, Term Loan B	5.078%	1-Month LIBOR	3.000%	5/09/25	B	3,839,754
2,225	Hub International Holdings, Inc., Term Loan B	5.335%	3-Month LIBOR	3.000%	4/25/25	B	2,226,156
6,801	Total Insurance						6,809,341

	Internet and Direct Marketing Retail – 0.5% (0.3% of Total Investments)

748	Uber Technologies, Inc., Term Loan	5.574%	1-Month LIBOR	3.500%	7/13/23	N/R	751,762
1,500	Uber Technologies, Inc., Term Loan	6.100%	1-Month LIBOR	4.000%	4/04/25	N/R	1,510,545
2,248	Total Internet and Direct Marketing Retail						2,262,307

	Internet Software & Services – 2.1% (1.3% of Total Investments)

1,466	Ancestry.com, Inc., Term Loan, First Lien	5.330%	1-Month LIBOR	3.250%	10/19/23	B	1,471,059
2,000	GTT Communications, Inc., Term Loan, First Lien	4.830%	1-Month LIBOR	2.750%	6/02/25	B	1,982,500
1,137	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.363%	3-Month LIBOR	3.000%	11/03/23	BB–	1,133,386
3,642	Sabre, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	2/22/24	BB	3,649,101
1,913	SkillSoft Corporation, Term Loan, Second Lien	10.327%	1-Month LIBOR	8.250%	4/28/22	CCC	1,720,363
10,158	Total Internet Software & Services						9,956,409

	IT Services – 4.0% (2.5% of Total Investments)

367	DigiCert, Term Loan, First Lien	7.327%	1-Month LIBOR	5.250%	10/31/24	B	368,139
922	Engility Corporation, Term Loan B2	4.827%	1-Month LIBOR	2.750%	8/11/23	BB–	925,759
987	First Data Corporation, Term Loan A	3.819%	1-Month LIBOR	1.750%	6/02/20	BB	987,777
1,706	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	7/10/22	BB	1,707,638
7,170	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	4/26/24	BB	7,176,099
1,190	Gartner, Inc., Term Loan A	4.077%	1-Month LIBOR	2.000%	3/21/22	BB+	1,192,879
2,500	Optiv Security, Inc., Term Loan, Second Lien	9.313%	1-Month LIBOR	7.250%	1/31/25	CCC	2,425,000
313	PEAK 10, Inc., Term Loan B	5.834%	3-Month LIBOR	3.500%	8/01/24	B	312,858
1,733	Tempo Acquisition LLC, Term Loan B	5.077%	1-Month LIBOR	3.000%	5/01/24	B	1,736,216
998	Vantiv LLC, Repriced Term Loan B4	3.824%	1-Month LIBOR	1.750%	8/09/24	BBB–	997,894
980	WEX, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	7/01/23	BB–	982,068
18,866	Total IT Services						18,812,327

	Leisure Products – 1.2% (0.8% of Total Investments)

1,539	24 Hour Fitness Worldwide, Inc., Term Loan B	5.572%	1-Month LIBOR	3.500%	5/30/25	B+	1,546,031
1,455	Academy, Ltd., Term Loan B, (DD1)	6.092%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,207,087
1,826	Equinox Holdings, Inc., Term Loan B1	5.077%	1-Month LIBOR	3.000%	3/08/24	B+	1,836,122
985	Four Seasons Holdings, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	11/30/23	BB	986,320
5,805	Total Leisure Products						5,575,560

	Life Sciences Tools & Services – 0.3% (0.2% of Total Investments)

993	Parexel International Corp., Term Loan B	4.827%	1-Month LIBOR	2.750%	9/27/24	B	990,639
535	Inventiv Health, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	8/01/24	BB–	535,696
1,528	Total Life Sciences Tools & Services						1,526,335

	Machinery – 1.4% (0.9% of Total Investments)

2,203	Gardner Denver, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	7/30/24	BB	2,210,396
1,047	Gates Global LLC, Term Loan B	5.084%	3-Month LIBOR	2.750%	4/01/24	B+	1,051,262
995	Navistar, Inc., Tranche B, Term Loan	5.600%	1-Month LIBOR	3.500%	11/06/24	B+	997,488
600	NN, Inc., Term Loan, Second Lien	10.097%	1-Month LIBOR	8.000%	4/19/23	CCC+	594,000
415	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.314%	1-Month LIBOR	2.250%	8/21/24	BB+	415,832
698	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.834%	3-Month LIBOR	4.500%	11/27/20	CCC+	671,790
650	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.334%	3-Month LIBOR	9.000%	11/26/21	CCC–	549,250
6,608	Total Machinery						6,490,018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Marine – 0.6% (0.4% of Total Investments)

$888	American Commercial Lines LLC, Term Loan B, First Lien	10.827%	1-Month LIBOR	8.750%	11/12/20	CCC+	$727,972
2,007	Harvey Gulf International Marine, Inc., Exit Term Loan	10.000%	N/A	N/A	6/06/23	B3	2,023,126
2,895	Total Marine						2,751,098

	Media – 15.0% (9.5% of Total Investments)

1,148	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	7/23/21	B	1,088,194
1,481	Affinion Group Holdings, Inc., Term Loan, First Lien	9.822%	1-Month LIBOR	7.750%	5/10/22	B2	1,542,352
5,641	Catalina Marketing Corporation, Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	4/09/21	B2	3,598,043
1,500	Catalina Marketing Corporation, Term Loan, Second Lien	8.827%	1-Month LIBOR	6.750%	4/11/22	Caa2	405,750
5,376	Cequel Communications LLC, Term Loan B	4.327%	1-Month LIBOR	2.250%	7/28/25	BB	5,361,276
3,920	Charter Communications Operating Holdings LLC, Term Loan B	4.080%	1-Month LIBOR	2.000%	4/30/25	BBB–	3,926,984
1,993	Cineworld Group PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/28/25	BB–	1,988,654
5,014	Clear Channel Communications, Inc., Tranche D, Term Loan, (5)	8.827%	N/A	N/A	1/30/19	N/R	3,913,172
7,296	Clear Channel Communications, Inc., Term Loan E, (5)	9.580%	N/A	N/A	7/30/19	N/R	5,674,621
1,496	CSC Holdings LLC, Term Loan B	4.572%	1-Month LIBOR	2.500%	1/25/26	BB–	1,497,185
6,654	Cumulus Media, Inc., Exit Term Loan	6.580%	1-Month LIBOR	4.500%	5/15/22	B	6,580,938
1,588	Getty Images, Inc., Term Loan B, First Lien	5.572%	1-Month LIBOR	3.500%	10/18/19	B3	1,559,283
553	Gray Television, Inc., Term Loan B2	4.340%	2-Month LIBOR	2.250%	2/07/24	BB	553,770
1,926	IMG Worldwide, Inc., Term Loan B	4.930%	2-Month LIBOR	2.750%	5/18/25	B	1,921,140
634	Lions Gate Entertainment Corp., Term Loan B	4.314%	1-Month LIBOR	2.250%	3/24/25	BB–	637,123
5,154	McGraw-Hill Education Holdings LLC, Term Loan B	6.077%	1-Month LIBOR	4.000%	5/02/22	B+	5,080,262
2,328	Meredith, Term Loan B	5.077%	1-Month LIBOR	3.000%	1/31/25	BB	2,337,846
1,500	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	7/03/25	BB	1,503,285
1,000	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.580%	1-Month LIBOR	4.500%	7/03/26	B–	1,000,000
456	Nexstar Broadcasting Group, Term Loan	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	456,710
3,418	Nexstar Broadcasting Group, Term Loan B	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	3,425,382
4,500	Numericable Group S.A, Term Loan B13, (WI/DD)	TBD	TBD	TBD	TBD	B	4,409,640
400	Red Ventures, Term Loan B	6.077%	1-Month LIBOR	4.000%	11/08/24	B+	404,099
1,746	Sinclair Television Group, Term Loan B2	4.330%	1-Month LIBOR	2.250%	1/31/24	BB+	1,747,210
1,923	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.577%	1-Month LIBOR	3.500%	8/15/22	B	1,923,077
7,656	Univision Communications, Inc., Term Loan C5	4.827%	1-Month LIBOR	2.750%	3/15/24	BB–	7,443,449
76,301	Total Media						69,979,445

	Metals & Mining – 0.3% (0.2% of Total Investments)

1,238	CanAm Construction, Inc., Term Loan B	7.577%	1-Month LIBOR	5.500%	7/01/24	B	1,252,969

	Multiline Retail – 0.7% (0.4% of Total Investments)

1,183	Belk, Inc., Term Loan B, First Lien	6.836%	1-Month LIBOR	4.750%	12/12/22	B–	937,176
1,496	EG America LLC, Term Loan, First Lien	6.334%	3-Month LIBOR	4.000%	2/07/25	B	1,492,666
922	Hudson’s Bay Company, Term Loan B, First Lien	5.419%	2-Month LIBOR	3.250%	9/30/22	BB	874,041
3,601	Total Multiline Retail						3,303,883

	Oil, Gas & Consumable Fuels – 3.5% (2.2% of Total Investments)

1,455	BCP Renaissance Parent, Term Loan B	5.842%	3-Month LIBOR	3.500%	10/31/24	B+	1,462,225
1,250	California Resources Corporation, Term Loan	12.439%	1-Month LIBOR	10.375%	12/31/21	B	1,382,031
1,400	California Resources Corporation, Term Loan B	6.831%	1-Month LIBOR	4.750%	12/31/22	B	1,426,831
253	Energy and Exploration Partners, Term Loan, Second Lien, (cash 0.000%, PIK 5.000%), (5)	0.000%	N/A	N/A	5/13/22	N/R	3,789
2,551	Fieldwood Energy LLC, Exit Term Loan	7.327%	1-Month LIBOR	5.250%	4/11/22	B+	2,559,072
1,657	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.327%	1-Month LIBOR	7.250%	4/11/23	B+	1,613,443
2,993	McDermott International, Term Loan	7.077%	1-Month LIBOR	5.000%	5/12/25	BB–	3,015,512
1,212	Peabody Energy Corporation, Term Loan B	4.827%	1-Month LIBOR	2.750%	3/31/25	BB	1,214,457
3,770	Seadrill Partners LLC, Initial Term Loan	8.334%	3-Month LIBOR	6.000%	2/21/21	CCC+	3,534,393

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$46	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	$39,555
16,587	Total Oil, Gas & Consumable Fuels						16,251,308

	Personal Products – 0.7% (0.4% of Total Investments)

1,750	Coty, Inc., Term Loan A	3.847%	1-Month LIBOR	1.750%	4/05/23	BB+	1,734,688
1,500	Coty, Inc., Term Loan B	4.347%	1-Month LIBOR	2.250%	4/07/25	BB+	1,466,723
3,250	Total Personal Products						3,201,411

	Pharmaceuticals – 1.2% (0.8% of Total Investments)

968	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	9/26/24	B–	910,114
4,319	Concordia Healthcare Corporation, Term Loan B, First Lien, (5)	6.327%	1-Month LIBOR	4.250%	10/21/21	Caa2	3,904,732
794	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.092%	1-Month LIBOR	3.000%	6/02/25	BB–	795,677
6,081	Total Pharmaceuticals						5,610,523

	Professional Services – 2.0% (1.3% of Total Investments)

1,066	Ceridian HCM Holding, Inc., Term Loan B	5.327%	1-Month LIBOR	3.250%	4/30/25	B–	1,069,151
5,496	Formula One Group, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/01/24	B+	5,471,691
1,975	Nielsen Finance LLC, Term Loan B4	4.097%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,968,650
957	On Assignment, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	4/02/25	BB	958,977
9,494	Total Professional Services						9,468,469

	Real Estate Management & Development – 2.1% (1.3% of Total Investments)

750	Altisource Solutions S.A R.L., Term Loan B	6.334%	3-Month LIBOR	4.000%	3/29/24	B+	745,964
2,018	Capital Automotive LP, Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	3/25/24	B	2,021,633
2,321	Capital Automotive LP, Term Loan, Second Lien	8.080%	1-Month LIBOR	6.000%	3/24/25	CCC+	2,361,724
3,000	GGP, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	2,979,690
1,491	Trico Group LLC, Term Loan, First Lien	8.807%	3-Month LIBOR	6.500%	2/02/24	B	1,494,352
9,580	Total Real Estate Management & Development						9,603,363

	Road & Rail – 0.6% (0.4% of Total Investments)

1,463	Quality Distribution, Incremental Term Loan, First Lien	7.834%	3-Month LIBOR	5.500%	8/18/22	B–	1,474,076
1,250	Savage Enterprises LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,255,475
2,713	Total Road & Rail						2,729,551

	Semiconductors & Semiconductor Equipment – 1.3% (0.8% of Total Investments)

1,059	Cypress Semiconductor Corp, Term Loan B	4.320%	1-Month LIBOR	2.250%	7/05/21	BB	1,065,607
278	Lumileds, Term Loan B	5.751%	1-Month LIBOR	3.500%	6/30/24	B+	276,312
2,000	Microchip Technology., Inc., Term Loan B	4.080%	1-Month LIBOR	2.000%	5/29/25	BB+	2,007,500
1,225	Micron Technology, Inc., Term Loan B	3.830%	1-Month LIBOR	1.750%	4/10/22	BBB–	1,230,359
1,452	ON Semiconductor Corporation, Term Loan B3	3.827%	1-Month LIBOR	1.750%	3/31/23	Baa3	1,455,181
6,014	Total Semiconductors & Semiconductor Equipment						6,034,959

	Software – 14.4% (9.1% of Total Investments)

4,577	Avaya, Inc., Tranche B Term Loan	6.322%	1-Month LIBOR	4.250%	12/15/24	B	4,603,707
2,560	Blackboard, Inc., Term Loan B4, (DD1)	7.333%	3-Month LIBOR	5.000%	6/30/21	B–	2,431,702
5,680	BMC Software, Inc., Term Loan B	4.250%	1-Month LIBOR	3.250%	6/28/25	B	5,685,808
3,686	Compuware Corporation, Term Loan B3	5.580%	1-Month LIBOR	3.500%	12/15/21	B	3,700,401
983	DTI Holdings, Inc., Replacement Term Loan B1	6.827%	1-Month LIBOR	4.750%	9/29/23	B	980,072
2,151	Ellucian, Term Loan B, First Lien	5.584%	3-Month LIBOR	3.250%	9/30/22	B	2,157,034
2,955	Greeneden U.S. Holdings II LLC, Term Loan B	5.577%	1-Month LIBOR	3.500%	12/01/23	B	2,974,212
9,996	Infor (US), Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/01/22	B	10,021,675
1,673	Informatica, Term Loan B	5.327%	1-Month LIBOR	3.250%	8/05/22	B	1,682,734
1,234	Kronos Incorporated, Term Loan B	5.358%	3-Month LIBOR	3.000%	11/20/23	B	1,239,620
750	McAfee Holdings International, Inc., Term Loan, Second Lien	10.572%	1-Month LIBOR	8.500%	9/29/25	B–	769,688
3,181	McAfee LLC, Term Loan	6.572%	1-Month LIBOR	4.500%	9/30/24	B	3,206,515
898	Micro Focus International PLC, New Term Loan	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	896,227

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$6,067	Micro Focus International PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	$6,052,440
2,929	Micro Focus International PLC, Term Loan B2	4.327%	1-Month LIBOR	2.500%	11/19/21	BB–	2,921,622
636	Misys, New Term Loan, Second Lien	9.557%	3-Month LIBOR	7.250%	6/13/25	CCC+	615,035
748	Mitchell International, Inc., Initial Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	11/29/24	B1	747,590
1,000	Mitchell International, Inc., Initial Term Loan, Second Lien	9.327%	1-Month LIBOR	7.250%	12/01/25	CCC	1,005,105
1,478	RP Crown Parent LLC, Term Loan B	4.827%	1-Month LIBOR	2.750%	10/15/23	B	1,482,583
4,332	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	4,349,900
1,662	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	1,668,532
7,827	Tibco Software, Inc., Term Loan, First Lien	5.580%	1-Month LIBOR	3.500%	12/04/20	B	7,859,852
67,003	Total Software						67,052,054

	Specialty Retail – 1.8% (1.1% of Total Investments)

2,049	99 Cents Only Stores, Tranche B2, Term Loan, Second Lien, (cash 7.991%, PIK 1.500%)	7.991%	1-Week LIBOR	5.000%	1/13/22	CCC+	1,941,191
1,414	Neiman Marcus Group, Inc., Term Loan	5.336%	1-Month LIBOR	3.250%	10/25/20	CCC	1,252,720
3,869	Petco Animal Supplies, Inc., Term Loan B1	5.590%	3-Month LIBOR	3.250%	1/26/23	B2	2,793,234
2,719	Petsmart Inc., Term Loan B, First Lien	5.100%	1-Month LIBOR	3.000%	3/11/22	B3	2,266,001
10,051	Total Specialty Retail						8,253,146

	Technology Hardware, Storage & Peripherals – 5.7% (3.6% of Total Investments)

4,340	Dell International LLC, Replacement Term Loan A2	3.830%	1-Month LIBOR	1.750%	9/07/21	BBB–	4,341,023
2,358	Dell International LLC, Replacement Term Loan A3	3.580%	1-Month LIBOR	1.500%	12/31/18	BBB–	2,359,842
11,411	Dell International LLC, Refinancing Term Loan B	4.080%	1-Month LIBOR	2.000%	9/07/23	BBB–	11,426,599
1,400	Mitel US Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	1,408,974
7,033	Western Digital, Term Loan B	3.827%	1-Month LIBOR	1.750%	4/29/23	BBB–	7,043,940
26,542	Total Technology Hardware, Storage & Peripherals						26,580,378

	Transportation Infrastructure – 1.5% (0.9% of Total Investments)

6,857	Avolon LLC, Term Loan B	4.086%	1-Month LIBOR	2.000%	1/15/25	BBB–	6,817,788

	Wireless Telecommunication Services – 4.1% (2.6% of Total Investments)

1,993	Asurion LLC, Term Loan B4	5.077%	1-Month LIBOR	3.000%	8/04/22	B+	1,995,089
1,826	Asurion LLC, Term Loan B6	5.077%	1-Month LIBOR	3.000%	11/03/23	B+	1,826,375
6,913	Sprint Corporation, Term Loan, First Lien	4.625%	1-Month LIBOR	2.500%	2/02/24	BB–	6,922,868
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.078%	1-Month LIBOR	9.000%	3/11/24	CCC+	3,480,750
2,793	Syniverse Holdings, Inc., Tranche Term Loan C	7.078%	1-Month LIBOR	5.000%	3/09/23	B	2,800,555
1,841	UPC Financing Partnership, Term Loan AR1, First Lien	4.572%	1-Month LIBOR	2.500%	1/15/26	BB	1,835,024
18,866	Total Wireless Telecommunication Services						18,860,661
$623,155	Total Variable Rate Senior Loan Interests (cost $615,929,961)						607,965,953

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 19.9% (12.6% of Total Investments)

	Containers & Packaging – 0.9% (0.6% of Total Investments)

$4,070	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	$4,077,579

	Diversified Telecommunication Services – 5.2% (3.3% of Total Investments)

6,472	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	5,962,330
5,580	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	5,963,625
8,012	Intelsat Luxembourg SA			7.750%	6/01/21	Ca	7,611,400
4,370	Intelsat Luxembourg SA			8.125%	6/01/23	CCC–	3,747,275
750	Level 3 Financing Inc.			5.375%	8/15/22	BB	751,875
25,184	Total Diversified Telecommunication Services						24,036,505

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Equity Real Estate Investment Trusts – 0.7% (0.4% of Total Investments)

$3,250	Realogy Group LLC, 144A	5.250%	12/01/21	B1	$3,258,125

	Health Care Providers & Services – 1.5% (0.9% of Total Investments)

4,500	HCA Inc.	6.500%	2/15/20	BBB–	4,683,600
2,000	HCA Inc.	5.875%	3/15/22	BBB–	2,102,500
6,500	Total Health Care Providers & Services				6,786,100

	Hotels, Restaurants & Leisure – 1.2% (0.7% of Total Investments)

1,000	MGM Resorts International	5.250%	3/31/20	BB	1,022,500
4,200	Scientific Games International Inc.	10.000%	12/01/22	B–	4,483,500
5,200	Total Hotels, Restaurants & Leisure				5,506,000

	Household Durables – 1.4% (0.9% of Total Investments)

4,900	Lennar Corporation	4.125%	12/01/18	BB+	4,907,399
1,500	Lennar Corporation	4.500%	11/15/19	BB+	1,516,875
6,400	Total Household Durables				6,424,274

	Media – 3.8% (2.4% of Total Investments)

150	Charter Communications Operating LLC	3.579%	7/23/20	BBB–	150,220
1,365	CSC Holdings LLC, 144A	10.125%	1/15/23	B2	1,501,500
1,650	CSC Holdings LLC, 144A	10.875%	10/15/25	B2	1,914,000
495	DISH DBS Corporation	5.125%	5/01/20	BB	491,287
1,000	DISH DBS Corporation	5.875%	11/15/24	BB	833,750
1,325	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	1,351,500
4,662	iHeartCommunications Inc., (5)	9.000%	12/15/19	CC	3,636,360
14,960	iHeartCommunications Inc., (cash 12.000%, PIK 2.000%), (5)	14.000%	2/01/21	C	1,982,228
1,714	iHeartCommunications Inc., 144A, (5)	11.250%	3/01/21	C	1,242,650
6,250	iHeartCommunications Inc., (5)	9.000%	3/01/21	CC	4,781,250
33,571	Total Media				17,884,745

	Oil, Gas & Consumable Fuels – 1.5% (1.0% of Total Investments)

5,170	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	4,627,150
500	Denbury Resources Inc.	6.375%	8/15/21	CCC–	470,000
1,814	Denbury Resources Inc., 144A	9.250%	3/31/22	B	1,922,840
180	EP Energy LLC, 144A	9.375%	5/01/24	Caa2	148,050
7,664	Total Oil, Gas & Consumable Fuels				7,168,040

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

600	Concordia International Corporation, 144A, (5)	7.000%	4/15/23	C	36,000

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

1,394	Advanced Micro Devices Inc.	7.500%	8/15/22	B	1,550,825

	Software – 1.6% (1.0% of Total Investments)

155	Avaya Holdings Corporation, 144A, (5), (9)	7.000%	4/01/19	N/R	—
3,830	Avaya Holdings Corporation, 144A, (5), (9)	10.500%	3/01/21	N/R	—
3,925	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	4,018,219
3,500	Infor Us Inc., 144A	5.750%	8/15/20	BB	3,548,125
11,410	Total Software				7,566,344

	Wireless Telecommunication Services – 1.8% (1.2% of Total Investments)

1,450	Sprint Communications Inc.	7.000%	8/15/20	B+	1,515,250
6,000	Sprint Corporation	7.875%	9/15/23	B+	6,397,500
500	Sprint Corporation	7.125%	6/15/24	B+	513,750
7,950	Total Wireless Telecommunication Services				8,426,500
$113,193	Total Corporate Bonds (cost $98,878,277)				92,721,037

Shares	Description (1)				Value

	COMMON STOCKS – 3.2% (2.0% of Total Investments)

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

71,949	Cengage Learning Holdings II Inc., (7), (8)				$695,099

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

57,368	C&J Energy Services Inc., (7)				1,334,380
58,041	Ocean Rig UDW Inc., (7)				1,627,470
2,534	Vantage Drilling International, (7), (8)				747,530
	Total Energy Equipment & Services				3,709,380

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

54,276	Millennium Health LLC, (7), (8)				2,334
50,560	Millennium Health LLC, (7), (9)				—
47,462	Millennium Health LLC, (7), (9)				—
	Total Health Care Providers & Services				2,334

	Marine – 0.3% (0.2% of Total Investments)

21,097	HGIM Corporation, (8)				981,010
4,721	HGIM Corporation, (7), (8)				219,526
	Total Marine				1,200,536

	Media – 0.9% (0.5% of Total Investments)

85,480	Cumulus Media Inc., (7), (8)				1,381,955
1,318,561	Hibu PLC, (7), (8)				415,347
23,363	Metro-Goldwyn-Mayer Inc., (7), (8)				2,168,390
36,087	Tribune Media Company, (8)				12,631
	Total Media				3,978,323

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

46	Southcross Holdings Borrower LP, (7), (8)				9,775

	Software – 1.0% (0.6% of Total Investments)

229,425	Avaya Holdings Corporation, (7)				4,721,567

	Specialty Retail – 0.1% (0.1% of Total Investments)

8,181	Gymboree Holding Corporation, (7), (9)				92,176
22,273	Gymboree Holding Corporation, (7), (8)				261,708
	Total Specialty Retail				353,884
	Total Common Stocks (cost $20,000,429)				14,670,898

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 1.0% (0.6% of Total Investments)

$675	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (10)	9.589%	4/15/29	Ba3	$692,213
800	Dryden 50 Senior Loan Fund, Series 2017-50A, 144A, (3-Month LIBOR reference rate + 6.260% spread), (10)	8.599%	7/15/30	Ba3	807,803
750	Gilbert Park CLO LTD, Series 2017-1A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (10)	8.739%	10/15/30	Ba3	759,501
1,250	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A, (3-Month LIBOR reference rate + 5.500% spread), (10)	7.848%	4/20/26	Ba3	1,250,656
400	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, 144A, (3-Month LIBOR reference rate + 5.600% spread), (10)	7.655%	4/20/30	BB–	389,219
750	OZLM Funding Limited, Series 2012-2A, 144A, (3-Month LIBOR reference rate + 7.300% spread), (10)	9.639%	10/30/27	BB	756,154
$4,625	Total Asset-Backed Securities (cost $4,518,115)				4,655,546

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2018

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

3,160	Fieldwood Energy LLC, (7), (8)					$166,428
14,441	Fieldwood Energy LLC, (7), (9)					628,247
	Total Common Stock Right (cost $422,499)					794,675

Shares	Description (1)					Value

	WARRANTS – 0.0% (0.0% of Total Investments)

15,619	Avaya Holdings Corporation					$60,133
	Total Warrants (cost $1,460,830)					60,133

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

$550	Nortel Networks Limited, (5)	1.750%		4/15/12	N/R	$17,325
550	Total Convertible Bonds (cost $9,033)					17,325
	Total Long-Term Investments (cost $741,219,144)					720,885,567

Shares	Description (1)	Coupon				Value

	SHORT-TERM INVESTMENTS – 3.7% (2.3% of Total Investments)

	INVESTMENT COMPANIES – 3.7% (2.3% of Total Investments)

17,156,361	BlackRock Liquidity Funds T-Fund Portfolio, (11)	1.809%	(12)			$17,156,361
	Total Short-Term Investments (cost $17,156,361)					17,156,361
	Total Investments (cost $758,375,505) – 158.6%					738,041,928
	Borrowings – (38.4)% (13), (14)					(178,800,000)
	Term Preferred Shares, net of deferred offering costs – (17.8)% (15)					(82,913,025)
	Other Assets Less Liabilities – (2.4)% (16)					(10,950,479)
	Net Assets Applicable to Common Shares – 100%					$465,378,424

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$8,000,000	Pay	1-Month LIBOR	2.250	%(17)	Monthly	12/01/23	(18)	$(147,373)	$(147,373)
Morgan Stanley Capital Services LLC	10,000,000	Pay	1-Month LIBOR	2.500	(19)	Monthly	1/01/22	(20)	(156,637)	(156,637)
Morgan Stanley Capital Services LLC	21,000,000	Pay	1-Month LIBOR	2.500	(21)	Monthly	4/01/22	(22)	(390,537)	(390,537)
Morgan Stanley Capital Services LLC	45,000,000	Pay	1-Month LIBOR	4.000		Monthly	1/01/27	(23)	(1,636,540)	(1,636,540)
Total	$84,000,000								$(2,331,087)	$(2,331,087)
Total unrealized appreciation on interest rate swaps										$—
Total unrealized depreciation on interest rate swaps										$(2,331,087)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Variable rate security. The rate shown is the coupon as of the end of the period.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 24.2%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.2%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

Effective December 1, 2018, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every two years on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on December 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(19)

Effective January 1, 2020, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(20)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(21)

Effective April 1, 2020, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(22)	This interest rate swap has an optional early termination date beginning on July 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(23)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JSD	Nuveen Short Duration Credit Opportunities Fund Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 157.1% (97.2% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 133.5% (82.6% of Total Investments) (2)

	Aerospace & Defense – 3.2% (2.0% of Total Investments)

$3,053	Sequa Corporation, Term Loan B	7.067%	1-Month LIBOR	5.000%	11/28/21	B–	$3,058,910
1,062	Sequa Corporation, Term Loan, Second Lien	11.072%	1-Month LIBOR	9.000%	4/28/22	CCC	1,065,849
1,659	Transdigm, Inc., Term Loan F	4.577%	1-Month LIBOR	2.500%	6/09/23	Ba2	1,661,570
5,774	Total Aerospace & Defense						5,786,329

	Air Freight & Logistics – 1.4% (0.9% of Total Investments)

1,000	Ceva Group PLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,001,250
837	PAE Holding Corporation, Term Loan B	7.577%	1-Month LIBOR	5.500%	10/20/22	B+	841,557
722	XPO Logistics, Inc., Term Loan B	4.064%	1-Month LIBOR	2.000%	2/24/25	BB+	724,336
2,559	Total Air Freight & Logistics						2,567,143

	Airlines – 2.1% (1.3% of Total Investments)

1,698	American Airlines, Inc., Replacement Term Loan	4.086%	1-Month LIBOR	2.000%	10/10/21	BB+	1,698,866
960	American Airlines, Inc., Term Loan 2025	3.827%	1-Month LIBOR	1.750%	6/27/25	BB+	945,786
618	American Airlines, Inc., Term Loan B	4.072%	1-Month LIBOR	2.000%	12/14/23	BB+	615,651
500	American Airlines, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	498,438
3,776	Total Airlines						3,758,741

	Auto Components – 0.3% (0.2% of Total Investments)

495	Superior Industries International, Inc., Term Loan B	6.077%	1-Month LIBOR	4.000%	5/22/24	B	497,330

	Automobiles – 0.5% (0.3% of Total Investments)

103	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	103,383
746	DexKo Global, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	7/24/24	B	750,221
849	Total Automobiles						853,604

	Biotechnology – 1.1% (0.7% of Total Investments)

1,975	Grifols, Inc., Term Loan B	4.200%	1-Week LIBOR	2.250%	1/31/25	BB	1,983,078

	Building Products – 1.4% (0.9% of Total Investments)

1,000	Fairmount, Initial Term Loan	6.050%	3-Month LIBOR	3.750%	6/01/25	BB	1,001,980
326	Ply Gem Industries, Inc., Term Loan B	6.087%	3-Month LIBOR	3.750%	4/12/25	B	327,160
1,299	Quikrete Holdings, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	11/15/23	BB–	1,299,826
2,625	Total Building Products						2,628,966

	Capital Markets – 0.4% (0.2% of Total Investments)

726	RPI Finance Trust, Term Loan B6	4.334%	3-Month LIBOR	2.000%	3/27/23	BBB–	728,406

	Chemicals – 0.9% (0.5% of Total Investments)

425	Ineos US Finance LLC, Term Loan	4.169%	2-Month LIBOR	2.000%	4/01/24	BB+	425,312
399	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	398,244
750	Univar, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	7/01/24	BB	753,033
1,574	Total Chemicals						1,576,589

	Commercial Services & Supplies – 5.1% (3.1% of Total Investments)

493	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.342%	2-Month LIBOR	4.000%	10/19/23	B–	488,191
1,781	iQor US, Inc., Term Loan, First Lien	7.337%	3-Month LIBOR	5.000%	4/01/21	B	1,771,865
167	iQor US, Inc., Term Loan, Second Lien	11.087%	3-Month LIBOR	8.750%	4/01/22	CCC+	159,667
769	KAR Auction Services, Inc., Term Loan B5	4.625%	1-Month LIBOR	2.500%	3/09/23	BB–	771,536
767	LSC Communications, Refinancing Term Loan	7.577%	1-Month LIBOR	5.500%	9/30/22	B	768,587
1,474	Monitronics International, Inc., Term Loan B2, First Lien	7.834%	3-Month LIBOR	5.500%	9/30/22	B–	1,383,483

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$581	Protection One, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	5/02/22	BB–	$583,126
1,387	Skillsoft Corporation, Initial Term Loan, First Lien	6.827%	1-Month LIBOR	4.750%	4/28/21	B–	1,348,829
978	Universal Services of America, Initial Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	7/28/22	B–	965,281
171	West Corporation, Incremental Term Loan B1	5.577%	1-Month LIBOR	3.500%	10/10/24	Ba3	170,511
753	West Corporation, Term Loan B	6.077%	1-Month LIBOR	4.000%	10/10/24	Ba3	754,040
9,321	Total Commercial Services & Supplies						9,165,116

	Communications Equipment – 1.1% (0.7% of Total Investments)

421	CommScope, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	12/29/22	BB+	423,256
935	Mitel US Holdings, Inc., Incremental Term Loan	5.827%	1-Month LIBOR	3.750%	9/25/23	B+	937,665
565	Plantronics, Term Loan B	4.577%	1-Month LIBOR	2.500%	7/02/25	BB	565,452
1,921	Total Communications Equipment						1,926,373

	Construction & Engineering – 1.1% (0.7% of Total Investments)

750	KBR, Inc., Term Loan B	5.814%	1-Month LIBOR	3.750%	4/25/25	B+	756,098
1,204	Traverse Midstream Partners, Term Loan B	6.340%	3-Month LIBOR	4.000%	9/27/24	B+	1,210,587
1,954	Total Construction & Engineering						1,966,685

	Containers & Packaging – 1.3% (0.8% of Total Investments)

699	Berry Global, Inc., Term Loan Q	4.080%	1-Month LIBOR	2.000%	10/01/22	BBB–	700,990
1,640	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	2/05/23	B+	1,647,160
2,339	Total Containers & Packaging						2,348,150

	Distributors – 0.7% (0.5% of Total Investments)

607	American Seafoods Group LLC, Term Loan B	4.830%	1-Month LIBOR	2.750%	8/21/23	BB–	606,204
750	SRS Distribution, Inc., Term Loan B	5.580%	3-Month LIBOR	3.250%	5/23/25	B	738,563
1,357	Total Distributors						1,344,767

	Diversified Consumer Services – 1.9% (1.2% of Total Investments)

1,826	Cengage Learning Acquisitions, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	6/07/23	B	1,732,860
591	Houghton Mifflin, Term Loan B, First Lien	5.077%	1-Month LIBOR	3.000%	5/28/21	B	553,934
580	Laureate Education, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	4/26/24	B+	582,407
663	Vertiv Co.,Term Loan B	6.100%	1-Month LIBOR	4.000%	11/30/23	B+	660,311
3,660	Total Diversified Consumer Services						3,529,512

	Diversified Financial Services – 1.4% (0.8% of Total Investments)

572	Freedom Mortgage Corporation, Term Loan B	6.817%	1-Month LIBOR	4.750%	2/23/22	B+	576,820
2,048	Veritas US, Inc., Term Loan B1	6.641%	1-Month LIBOR	4.500%	1/27/23	B	1,907,896
2,620	Total Diversified Financial Services						2,484,716

	Diversified Telecommunication Services – 7.3% (4.5% of Total Investments)

731	CenturyLink, Inc., Initial Term A Loan	4.827%	1-Month LIBOR	2.750%	11/01/22	BBB–	731,159
3,724	CenturyLink, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	1/31/25	BBB–	3,671,327
2,540	Frontier Communications Corporation, Term Loan B	5.830%	1-Month LIBOR	3.750%	1/14/22	B+	2,508,529
1,272	Intelsat Jackson Holdings, S.A., Term Loan B	5.827%	1-Month LIBOR	3.750%	11/30/23	B	1,277,311
195	Intelsat Jackson Holdings, S.A., Term Loan B4	6.577%	1-Month LIBOR	4.500%	1/02/24	B1	204,949
312	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	327,233
2,236	WideOpenWest Finance LLC, Term Loan B	5.329%	1-Month LIBOR	3.250%	8/18/23	B	2,149,127
290	Windstream Corporation, Term Loan B6	6.080%	1-Month LIBOR	4.000%	3/29/21	B+	274,036
2,000	Ziggo B.V., Term Loan E	4.572%	1-Month LIBOR	2.500%	4/15/25	BB–	1,990,130
13,300	Total Diversified Telecommunication Services						13,133,801

	Electric Utilities – 1.5% (0.9% of Total Investments)

436	EFS Cogen Holdings LLC, Term Loan B	5.590%	3-Month LIBOR	3.250%	6/28/23	BB	437,336
1,604	Vistra Operations Co., Term Loan B1	4.077%	1-Month LIBOR	2.000%	8/01/23	BBB–	1,603,365
690	Vistra Operations Co., Term Loan B3	4.074%	1-Month LIBOR	2.000%	12/31/25	BBB–	689,525
2,730	Total Electric Utilities						2,730,226

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electrical Equipment – 0.4% (0.3% of Total Investments)

$781	TTM Technologies, Inc., Term Loan B	4.592%	1-Month LIBOR	2.500%	9/28/24	BB+	$783,320

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

116	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	Caa1	122,534

	Equity Real Estate Investment Trusts – 2.9% (1.8% of Total Investments)

2,482	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.077%	1-Month LIBOR	3.000%	10/24/22	B	2,380,985
497	Realogy Group LLC, Term Loan A	4.317%	1-Month LIBOR	2.250%	2/08/23	N/R	497,653
2,417	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (5)	8.077%	1-Month LIBOR	6.000%	6/30/22	CCC+	2,307,164
5,396	Total Equity Real Estate Investment Trusts						5,185,802

	Food & Staples Retailing – 6.2% (3.8% of Total Investments)

298	Albertson’s LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	297,433
8,647	Albertson’s LLC, Term Loan B4	4.827%	1-Month LIBOR	2.750%	8/25/21	BB–	8,625,286
946	Albertson’s LLC, Term Loan B6	5.319%	3-Month LIBOR	3.000%	6/22/23	BB–	941,565
164	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	5.597%	1-Month LIBOR	3.500%	2/03/24	B	164,843
958	Del Monte Foods Company, Term Loan, First Lien	5.584%	3-Month LIBOR	3.250%	2/18/21	CCC+	840,206
442	Save-A-Lot, Term Loan B	8.077%	1-Month LIBOR	6.000%	12/05/23	B–	343,354
11,455	Total Food & Staples Retailing						11,212,687

	Food Products – 2.0% (1.3% of Total Investments)

1,439	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/04/22	BB	1,447,136
2,233	U.S. Foods, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	6/27/23	BBB–	2,234,621
3,672	Total Food Products						3,681,757

	Health Care Equipment & Supplies – 2.9% (1.8% of Total Investments)

701	Acelity, Term Loan B	5.584%	3-Month LIBOR	3.250%	2/02/24	B	703,579
773	ConvaTec, Inc., Term Loan B	4.584%	3-Month LIBOR	2.250%	10/25/23	BB	775,105
676	Greatbatch, New Term Loan B	5.330%	1-Month LIBOR	3.250%	10/27/22	B+	680,665
500	LifeScan, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	487,500
1,303	Onex Carestream Finance LP, Term Loan, First Lien	6.077%	1-Month LIBOR	4.000%	6/07/19	B	1,304,140
841	Onex Carestream Finance LP, Term Loan, Second Lien	10.577%	1-Month LIBOR	8.500%	12/07/19	B–	841,428
500	Vyaire Medical, Inc., Term Loan B	7.232%	6-Month LIBOR	4.750%	4/16/25	B–	491,250
5,294	Total Health Care Equipment & Supplies						5,283,667

	Health Care Providers & Services – 6.8% (4.2% of Total Investments)

727	Air Medical Group Holdings, Inc., Term Loan B	5.347%	1-Month LIBOR	3.250%	4/28/22	B	707,350
887	Air Medical Group Holdings, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	3/14/25	B	876,247
500	Ardent Health, Term Loan, First Lien	6.572%	1-Month LIBOR	4.500%	6/30/25	B	504,375
589	Community Health Systems, Inc., Term Loan H	5.557%	3-Month LIBOR	3.250%	1/27/21	B–	579,417
958	Envision Healthcare Corporation, Term Loan B, First Lien	5.080%	1-Month LIBOR	3.000%	12/01/23	BB–	959,246
62	Heartland Dental Care, Inc., Delay Draw Facility, (6)	1.875%	N/A	N/A	4/30/25	B–	61,457
412	Heartland Dental Care, Inc., Term Loan, First Lien	5.827%	1-Month LIBOR	3.750%	4/30/25	B–	409,715
1,466	Kindred at Home Hospice, Term Loan B, (DD1)	6.125%	3-Month LIBOR	3.750%	6/21/25	B	1,479,808
400	Kindred at Home Hospice, Term Loan, Second Lien	9.375%	3-Month LIBOR	7.000%	6/21/26	CCC+	408,500
653	Millennium Laboratories, Inc., Term Loan B, First Lien	8.577%	1-Month LIBOR	6.500%	12/21/20	CCC+	361,274
2,461	Pharmaceutical Product Development, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	8/18/22	Ba3	2,464,713
748	PharMerica, Term Loan, First Lien	5.578%	1-Month LIBOR	3.500%	12/06/24	B	752,217
748	Prospect Medical Holdings, Term Loan B1	7.625%	1-Month LIBOR	5.500%	2/22/24	B	752,337
119	Quorum Health Corp., Term Loan B	8.827%	1-Month LIBOR	6.750%	4/29/22	B1	120,808
1,678	Select Medical Corporation, Term Loan B	4.831%	1-Month LIBOR	2.750%	3/01/21	BB–	1,686,170
148	Vizient, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/13/23	BB–	148,963
12,556	Total Health Care Providers & Services						12,272,597

	Health Care Technology – 1.1% (0.6% of Total Investments)

425	Catalent Pharma Solutions, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	5/20/24	BB	426,340

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Technology (continued)

$1,481	Emdeon, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	3/01/24	B+	$1,480,739
1,906	Total Health Care Technology						1,907,079

	Hotels, Restaurants & Leisure – 8.0% (5.0% of Total Investments)

1,953	Burger King Corporation, Term Loan B3	4.327%	1-Month LIBOR	2.250%	2/16/24	B+	1,954,205
562	Caesars Entertainment Operating Company, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	10/06/24	BB	562,215
1,990	Caesars Resort Collection, Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	12/23/24	BB	2,000,418
1,389	CCM Merger, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	8/09/21	BB–	1,394,830
1,637	CityCenter Holdings LLC, Term Loan B	4.327%	1-Month LIBOR	2.250%	4/18/24	BB–	1,641,128
1,117	Life Time Fitness, Inc., Term Loan B	5.057%	3-Month LIBOR	2.750%	6/10/22	BB–	1,120,468
3,380	Scientific Games Corporation, Initial Term Loan B5	4.903%	2-Month LIBOR	2.750%	8/14/24	B+	3,386,063
750	Stars Group Holdings, Term Loan B	5.831%	3-Month LIBOR	3.500%	7/10/25	B+	757,774
1,731	Station Casino LLC, Term Loan B	4.580%	1-Month LIBOR	2.500%	6/08/23	BB	1,737,439
14,509	Total Hotels, Restaurants & Leisure						14,554,540

	Household Products – 1.0% (0.6% of Total Investments)

1,936	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.577%	1-Month LIBOR	3.500%	11/16/20	CCC+	1,431,858
445	Serta Simmons Holdings LLC, Term Loan, First Lien	5.591%	1-Month LIBOR	3.500%	11/08/23	B–	374,829
2,381	Total Household Products						1,806,687

	Industrial Conglomerates – 1.2% (0.7% of Total Investments)

1,343	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.596%	3-Month LIBOR	4.250%	6/16/24	B	1,351,450
748	Education Advisory Board, Term Loan, First Lien	6.252%	3-Month LIBOR	3.750%	11/15/24	B	744,384
2,091	Total Industrial Conglomerates						2,095,834

	Insurance – 0.8% (0.5% of Total Investments)

494	Acrisure LLC, Term Loan B	6.592%	3-Month LIBOR	4.250%	11/22/23	B	495,620
1,014	Hub International Holdings, Inc., Term Loan B	5.335%	3-Month LIBOR	3.000%	4/25/25	B	1,014,555
1,508	Total Insurance						1,510,175

	Internet and Direct Marketing Retail – 0.4% (0.3% of Total Investments)

750	Uber Technologies, Inc., Term Loan	6.100%	1-Month LIBOR	4.000%	4/04/25	N/R	755,273

	Internet Software & Services – 2.5% (1.5% of Total Investments)

978	Ancestry.com, Inc., Term Loan, First Lien	5.330%	1-Month LIBOR	3.250%	10/19/23	B	980,706
500	GTT Communications, Inc., Term Loan, First Lien	4.830%	1-Month LIBOR	2.750%	6/02/25	B	495,625
758	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.363%	3-Month LIBOR	3.000%	11/03/23	BB–	755,591
1,273	Sabre, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	2/22/24	BB	1,275,329
1,109	SkillSoft Corporation, Term Loan, Second Lien	10.327%	1-Month LIBOR	8.250%	4/28/22	CCC	997,312
4,618	Total Internet Software & Services						4,504,563

	IT Services – 4.7% (2.9% of Total Investments)

275	DigiCert, Term Loan, First Lien	7.327%	1-Month LIBOR	5.250%	10/31/24	B	276,104
4,950	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	4/26/24	BB	4,953,972
667	Gartner, Inc., Term Loan A	4.077%	1-Month LIBOR	2.000%	3/21/22	BB+	668,735
209	PEAK 10, Inc., Term Loan B	5.834%	3-Month LIBOR	3.500%	8/01/24	B	208,572
990	Tempo Acquisition LLC, Term Loan B	5.077%	1-Month LIBOR	3.000%	5/01/24	B	992,124
748	Vantiv LLC, Repriced Term Loan B4	3.824%	1-Month LIBOR	1.750%	8/09/24	BBB–	748,421
735	WEX, Inc., Term Loan B	4.327%	1-Month LIBOR	2.250%	7/01/23	BB–	736,551
8,574	Total IT Services						8,584,479

	Leisure Products – 1.6% (1.0% of Total Investments)

1,026	24 Hour Fitness Worldwide, Inc., Term Loan B	5.572%	1-Month LIBOR	3.500%	5/30/25	B+	1,030,687
724	Academy, Ltd., Term Loan B, (DD1)	6.092%	1-Month LIBOR	4.000%	7/01/22	CCC+	600,492
1,245	Equinox Holdings, Inc., Term Loan B1	5.077%	1-Month LIBOR	3.000%	3/08/24	B+	1,251,902
2,995	Total Leisure Products						2,883,081

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery – 1.6% (1.0% of Total Investments)

$879	Gardner Denver, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	7/30/24	BB	$881,978
628	Gates Global LLC, Term Loan B	5.084%	3-Month LIBOR	2.750%	4/01/24	B+	630,757
250	NN, Inc., Term Loan, Second Lien	10.097%	1-Month LIBOR	8.000%	4/19/23	CCC+	247,500
828	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.834%	3-Month LIBOR	4.500%	11/27/20	CCC+	796,829
400	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.334%	3-Month LIBOR	9.000%	11/26/21	CCC–	338,000
2,985	Total Machinery						2,895,064

	Marine – 0.8% (0.5% of Total Investments)

666	American Commercial Lines LLC, Term Loan B, First Lien	10.827%	1-Month LIBOR	8.750%	11/12/20	CCC+	545,979
969	Harvey Gulf International Marine, Inc., Exit Term Loan	10.000%	N/A	N/A	6/06/23	B3	976,661
1,635	Total Marine						1,522,640

	Media – 12.7% (7.9% of Total Investments)

833	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	7/23/21	B	789,377
988	Affinion Group Holdings, Inc., Term Loan, First Lien	9.822%	1-Month LIBOR	7.750%	5/10/22	B2	1,028,234
806	Catalina Marketing Corporation, Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	4/09/21	B2	514,006
500	Catalina Marketing Corporation, Term Loan, Second Lien	8.827%	1-Month LIBOR	6.750%	4/11/22	Caa2	135,250
499	Cineworld Group PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/28/25	BB–	497,787
2,998	Clear Channel Communications, Inc., Tranche D, Term Loan, (5)	8.827%	N/A	N/A	1/30/19	N/R	2,340,020
3,945	Clear Channel Communications, Inc., Term Loan E, (5)	9.580%	N/A	N/A	7/30/19	N/R	3,068,678
499	CSC Holdings LLC, Term Loan B	4.572%	1-Month LIBOR	2.500%	1/25/26	BB–	499,062
2,026	Cumulus Media, Inc., Exit Term Loan	6.580%	1-Month LIBOR	4.500%	5/15/22	B	2,003,235
953	Getty Images, Inc., Term Loan B, First Lien	5.572%	1-Month LIBOR	3.500%	10/18/19	B3	935,570
415	Gray Television, Inc., Term Loan B2	4.340%	2-Month LIBOR	2.250%	2/07/24	BB	415,328
722	IMG Worldwide, Inc., Term Loan B	4.930%	2-Month LIBOR	2.750%	5/18/25	B	720,427
423	Lions Gate Entertainment Corp., Term Loan B	4.314%	1-Month LIBOR	2.250%	3/24/25	BB–	424,749
2,456	McGraw-Hill Education Holdings LLC, Term Loan B	6.077%	1-Month LIBOR	4.000%	5/02/22	B+	2,420,919
998	Meredith, Term Loan B	5.077%	1-Month LIBOR	3.000%	1/31/25	BB	1,001,934
750	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	7/03/25	BB	751,642
400	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.580%	1-Month LIBOR	4.500%	7/03/26	B–	400,000
247	Nexstar Broadcasting Group, Term Loan	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	248,024
1,856	Nexstar Broadcasting Group, Term Loan B	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	1,822,265
2,000	Numericable Group S.A, Term Loan B13, (WI/DD)	TBD	TBD	TBD	TBD	B	1,959,840
133	Red Ventures, Term Loan B	6.077%	1-Month LIBOR	4.000%	11/08/24	B+	134,700
961	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.577%	1-Month LIBOR	3.500%	8/15/22	B	961,538
25,408	Total Media						23,072,585

	Metals & Mining – 0.5% (0.3% of Total Investments)

866	CanAm Construction, Inc., Term Loan B	7.577%	1-Month LIBOR	5.500%	7/01/24	B	877,078

	Multiline Retail – 1.0% (0.6% of Total Investments)

887	Belk, Inc., Term Loan B, First Lien	6.836%	1-Month LIBOR	4.750%	12/12/22	B–	702,882
623	EG America LLC, Term Loan, First Lien	6.334%	3-Month LIBOR	4.000%	2/07/25	B	621,944
461	Hudson’s Bay Company, Term Loan B, First Lien	5.419%	2-Month LIBOR	3.250%	9/30/22	BB	437,021
1,971	Total Multiline Retail						1,761,847

	Oil, Gas & Consumable Fuels – 4.8% (2.9% of Total Investments)

1,091	BCP Renaissance Parent, Term Loan B	5.842%	3-Month LIBOR	3.500%	10/31/24	B+	1,096,669
750	California Resources Corporation, Term Loan	12.439%	1-Month LIBOR	10.375%	12/31/21	B	829,219
750	California Resources Corporation, Term Loan B	6.831%	1-Month LIBOR	4.750%	12/31/22	B	764,374
95	Energy and Exploration Partners, Term Loan, Second Lien, (cash 0.000%, PIK 5.000%), (5)	0.000%	N/A	N/A	5/13/22	N/R	1,421
923	Fieldwood Energy LLC, Exit Term Loan	7.327%	1-Month LIBOR	5.250%	4/11/22	B+	926,483
1,149	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.327%	1-Month LIBOR	7.250%	4/11/23	B+	1,118,910

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,995	McDermott International, Term Loan	7.077%	1-Month LIBOR	5.000%	5/12/25	BB–	$2,010,342
525	Peabody Energy Corporation, Term Loan B	4.827%	1-Month LIBOR	2.750%	3/31/25	BB	525,792
1,415	Seadrill Partners LLC, Initial Term Loan	8.334%	3-Month LIBOR	6.000%	2/21/21	CCC+	1,326,366
18	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	15,822
8,711	Total Oil, Gas & Consumable Fuels						8,615,398

	Personal Products – 0.5% (0.3% of Total Investments)

1,000	Coty, Inc., Term Loan B	4.347%	1-Month LIBOR	2.250%	4/07/25	BB+	977,815

	Pharmaceuticals – 1.2% (0.8% of Total Investments)

1,829	Concordia Healthcare Corporation, Term Loan B, First Lien, (5)	6.327%	1-Month LIBOR	4.250%	10/21/21	Caa2	1,653,811
550	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.092%	1-Month LIBOR	3.000%	6/02/25	BB–	551,573
2,379	Total Pharmaceuticals						2,205,384

	Professional Services – 2.6% (1.6% of Total Investments)

990	Ceridian HCM Holding, Inc., Term Loan B	5.327%	1-Month LIBOR	3.250%	4/30/25	B–	992,895
2,748	Formula One Group, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/01/24	B+	2,735,845
988	Nielsen Finance LLC, Term Loan B4	4.097%	1-Month LIBOR	2.000%	10/04/23	BBB–	984,325
4,726	Total Professional Services						4,713,065

	Real Estate Management & Development – 2.7% (1.7% of Total Investments)

500	Altisource Solutions S.A R.L., Term Loan B	6.334%	3-Month LIBOR	4.000%	3/29/24	B+	497,309
1,087	Capital Automotive LP, Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	3/25/24	B	1,089,075
1,741	Capital Automotive LP, Term Loan, Second Lien	8.080%	1-Month LIBOR	6.000%	3/24/25	CCC+	1,771,293
1,500	GGP, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,489,845
4,828	Total Real Estate Management & Development						4,847,522

	Road & Rail – 1.0% (0.6% of Total Investments)

975	Quality Distribution, Incremental Term Loan, First Lien	7.834%	3-Month LIBOR	5.500%	8/18/22	B–	982,717
750	Savage Enterprises LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	753,285
1,725	Total Road & Rail						1,736,002

	Semiconductors & Semiconductor Equipment – 1.6% (1.0% of Total Investments)

602	Lumileds, Term Loan B	5.751%	1-Month LIBOR	3.500%	6/30/24	B+	598,635
500	Microchip Technology., Inc., Term Loan B	4.080%	1-Month LIBOR	2.000%	5/29/25	BB+	501,875
980	Micron Technology, Inc., Term Loan B	3.830%	1-Month LIBOR	1.750%	4/10/22	BBB–	984,288
726	ON Semiconductor Corporation, Term Loan B3	3.827%	1-Month LIBOR	1.750%	3/31/23	Baa3	727,590
2,808	Total Semiconductors & Semiconductor Equipment						2,812,388

	Software – 15.5% (9.6% of Total Investments)

1,791	Avaya, Inc., Tranche B Term Loan	6.322%	1-Month LIBOR	4.250%	12/15/24	B	1,801,450
1,059	Blackboard, Inc., Term Loan B4, (DD1)	7.333%	3-Month LIBOR	5.000%	6/30/21	B–	1,006,274
2,680	BMC Software, Inc., Term Loan B	4.250%	1-Month LIBOR	3.250%	6/28/25	B	2,682,670
1,426	Compuware Corporation, Term Loan B3	5.580%	1-Month LIBOR	3.500%	12/15/21	B	1,431,561
491	DTI Holdings, Inc., Replacement Term Loan B1	6.827%	1-Month LIBOR	4.750%	9/29/23	B	490,036
680	Ellucian, Term Loan B, First Lien	5.584%	3-Month LIBOR	3.250%	9/30/22	B	681,768
1,970	Greeneden U.S. Holdings II LLC, Term Loan B	5.577%	1-Month LIBOR	3.500%	12/01/23	B	1,982,808
2,031	Infor (US), Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	2/01/22	B	2,035,977
1,254	Informatica, Term Loan B	5.327%	1-Month LIBOR	3.250%	8/05/22	B	1,261,254
988	Kronos Incorporated, Term Loan B	5.358%	3-Month LIBOR	3.000%	11/20/23	B	991,696
500	McAfee Holdings International, Inc., Term Loan, Second Lien	10.572%	1-Month LIBOR	8.500%	9/29/25	B–	513,125
1,446	McAfee LLC, Term Loan	6.572%	1-Month LIBOR	4.500%	9/30/24	B	1,457,507
321	Micro Focus International PLC, New Term Loan	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	320,081
2,167	Micro Focus International PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	2,161,586
1,255	Micro Focus International PLC, Term Loan B2	4.327%	1-Month LIBOR	2.500%	11/19/21	BB–	1,252,124
371	Misys, New Term Loan, Second Lien	9.557%	3-Month LIBOR	7.250%	6/13/25	CCC+	359,186
249	Mitchell International, Inc., Initial Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	11/29/24	B1	249,197

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$200	Mitchell International, Inc., Initial Term Loan, Second Lien	9.327%	1-Month LIBOR	7.250%	12/01/25	CCC	$201,021
739	RP Crown Parent LLC, Term Loan B	4.827%	1-Month LIBOR	2.750%	10/15/23	B	741,291
2,342	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	2,351,575
898	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	902,016
3,197	Tibco Software, Inc., Term Loan, First Lien	5.580%	1-Month LIBOR	3.500%	12/04/20	B	3,210,012
28,055	Total Software						28,084,215

	Specialty Retail – 1.7% (1.1% of Total Investments)

757	Neiman Marcus Group, Inc., Term Loan	5.336%	1-Month LIBOR	3.250%	10/25/20	CCC	670,536
1,977	Petco Animal Supplies, Inc., Term Loan B1	5.590%	3-Month LIBOR	3.250%	1/26/23	B2	1,427,062
1,245	Petsmart Inc., Term Loan B, First Lien	5.100%	1-Month LIBOR	3.000%	3/11/22	B3	1,037,719
3,979	Total Specialty Retail						3,135,317

	Technology Hardware, Storage & Peripherals – 5.5% (3.4% of Total Investments)

1,853	Dell International LLC, Replacement Term Loan A2	3.830%	1-Month LIBOR	1.750%	9/07/21	BBB–	1,853,396
2,697	Dell International LLC, Refinancing Term Loan B	4.080%	1-Month LIBOR	2.000%	9/07/23	BBB–	2,700,921
900	Mitel US Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	905,769
4,496	Western Digital, Term Loan B	3.827%	1-Month LIBOR	1.750%	4/29/23	BBB–	4,503,125
9,946	Total Technology Hardware, Storage & Peripherals						9,963,211

	Transportation Infrastructure – 1.3% (0.8% of Total Investments)

2,346	Avolon LLC, Term Loan B	4.086%	1-Month LIBOR	2.000%	1/15/25	BBB–	2,332,791

	Wireless Telecommunication Services – 3.2% (2.0% of Total Investments)

2,963	Sprint Corporation, Term Loan, First Lien	4.625%	1-Month LIBOR	2.500%	2/02/24	BB–	2,966,944
1,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.078%	1-Month LIBOR	9.000%	3/11/24	CCC+	1,491,750
1,297	Syniverse Holdings, Inc., Tranche Term Loan C	7.078%	1-Month LIBOR	5.000%	3/09/23	B	1,300,258
5,760	Total Wireless Telecommunication Services						5,758,952
$247,285	Total Variable Rate Senior Loan Interests (cost $243,490,974)						241,464,881

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 20.5% (12.7% of Total Investments)

	Containers & Packaging – 0.8% (0.5% of Total Investments)

$1,502	Reynolds Group Issuer Inc.			5.750%	10/15/20	B+	$1,504,821

	Diversified Telecommunication Services – 5.8% (3.6% of Total Investments)

3,509	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	3,232,666
1,790	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	1,913,062
3,840	Intelsat Luxembourg SA			7.750%	6/01/21	Ca	3,648,000
1,985	Intelsat Luxembourg SA			8.125%	6/01/23	CCC–	1,702,137
11,124	Total Diversified Telecommunication Services						10,495,865

	Health Care Providers & Services – 1.1% (0.7% of Total Investments)

2,000	HCA Inc.			6.500%	2/15/20	BBB–	2,081,600

	Hotels, Restaurants & Leisure – 1.3% (0.8% of Total Investments)

2,150	Scientific Games International Inc.			10.000%	12/01/22	B–	2,295,125

	Household Durables – 1.1% (0.7% of Total Investments)

1,410	Lennar Corporation			4.125%	12/01/18	BB+	1,412,129
550	Lennar Corporation			4.500%	11/15/19	BB+	556,187
1,960	Total Household Durables						1,968,316

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media – 4.3% (2.7% of Total Investments)

$100	Charter Communications Operating LLC	3.579%	7/23/20	BBB–	$100,147
1,635	CSC Holdings LLC, 144A	10.125%	1/15/23	B2	1,798,500
345	DISH DBS Corporation	5.125%	5/01/20	BB	342,412
1,000	DISH DBS Corporation	5.875%	11/15/24	BB	833,750
1,000	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	1,020,000
2,835	iHeartCommunications Inc., (5)	9.000%	12/15/19	CC	2,211,300
6,046	iHeartCommunications Inc., (cash 12.000%, PIK 2.000%), (5)	14.000%	2/01/21	C	801,152
795	iHeartCommunications Inc., (5)	9.000%	3/01/21	CC	608,175
13,756	Total Media				7,715,436

	Oil, Gas & Consumable Fuels – 2.2% (1.4% of Total Investments)

2,425	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	2,170,375
400	Denbury Resources Inc.	6.375%	8/15/21	CCC–	376,000
1,340	Denbury Resources Inc., 144A	9.250%	3/31/22	B	1,420,400
115	EP Energy LLC, 144A	9.375%	5/01/24	Caa2	94,588
4,280	Total Oil, Gas & Consumable Fuels				4,061,363

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

106	Advanced Micro Devices Inc.	7.500%	8/15/22	B	117,925

	Software – 1.5% (0.9% of Total Investments)

85	Avaya Holdings Corporation, 144A, (5), (9)	7.000%	4/01/19	N/R	—
2,085	Avaya Holdings Corporation, 144A, (5), (9)	10.500%	3/01/21	N/R	—
1,910	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,955,363
725	Infor Us Inc., 144A	5.750%	8/15/20	BB	734,969
4,805	Total Software				2,690,332

	Wireless Telecommunication Services – 2.3% (1.4% of Total Investments)

850	Sprint Communications Inc.	7.000%	8/15/20	B+	888,250
2,750	Sprint Corporation	7.875%	9/15/23	B+	2,932,188
250	Sprint Corporation	7.125%	6/15/24	B+	256,875
3,850	Total Wireless Telecommunication Services				4,077,313
$45,533	Total Corporate Bonds (cost $37,375,011)				37,008,096

Shares	Description (1)				Value

	COMMON STOCKS – 2.9% (1.8% of Total Investments)

	Diversified Consumer Services – 0.2% (0.1% of Total Investments)

39,749	Cengage Learning Holdings II Inc., (7), (8)				$384,015

	Energy Equipment & Services – 1.0% (0.6% of Total Investments)

24,673	C&J Energy Services Inc., (7)				573,894
26,111	Ocean Rig UDW Inc., (7)				732,152
1,318	Vantage Drilling International, (7), (8)				388,810
	Total Energy Equipment & Services				1,694,856

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

13,189	Millennium Health LLC, (7), (8)				567
12,290	Millennium Health LLC, (7), (9)				—
11,533	Millennium Health LLC, (7), (9)				—
	Total Health Care Providers & Services				567

	Marine – 0.3% (0.2% of Total Investments)

10,185	HGIM Corporation, (8)				473,603
2,279	HGIM Corporation, (7), (8)				105,974
	Total Marine				579,577

	Media – 0.2% (0.1% of Total Investments)

26,020	Cumulus Media Inc., (7), (8)				420,665

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2018

Shares	Description (1)		Value

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

18	Southcross Holdings Borrower LP, (7), (8)		$3,825

	Software – 1.1% (0.7% of Total Investments)

93,741	Avaya Holdings Corporation, (7)		1,929,190

	Specialty Retail – 0.1% (0.1% of Total Investments)

5,454	Gymboree Holding Corporation, (7), (9)		61,451
14,849	Gymboree Holding Corporation, (7), (8)		174,476
	Total Specialty Retail		235,927
	Total Common Stocks (cost $7,476,823)		5,248,622

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

1,705	Fieldwood Energy LLC, (7), (8)		$89,797
7,794	Fieldwood Energy LLC, (7), (9)		339,073
	Total Common Stock Right (cost $228,024)		428,870

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

8,503	Avaya Holdings Corporation		$32,737
	Total Warrants (cost $565,168)		32,737
	Total Long-Term Investments (cost $289,136,000)		284,183,206

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 4.5% (2.8% of Total Investments)

	INVESTMENT COMPANIES – 4.5% (2.8% of Total Investments)

8,118,505	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.809% (11)	$8,118,505
	Total Short-Term Investments (cost $8,118,505)		8,118,505
	Total Investments (cost $297,254,505) – 161.6%		292,301,711
	Borrowings – (39.8)% (12), (13)		(72,000,000)
	Term Preferred Shares, net of deferred offering costs – (19.1)% (14)		(34,564,434)
	Other Assets Less Liabilities – (2.7)% (15)		(4,853,251)
	Net Assets Applicable to Common Shares – 100%		$180,884,026

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (16)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Premiums Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Kroger Co.	Buy	$2,000,000	1.00%	Quarterly	12/20/22	$10,980	$(31,007)	$(41,987)	$(529)

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,500,000	Receive	1-Month LIBOR	1.659%		Monthly	9/15/18		$16,275	$16,275
Morgan Stanley Capital Services LLC	35,000,000	Pay	1-Month LIBOR	2.000	(17)	Monthly	11/01/20	(18)	(189,879)	(189,879)
Total	$52,500,000								$(173,604)	$(173,604)
Total unrealized appreciation on interest rate swaps										$16,275
Total unrealized depreciation on interest rate swaps										$(189,879)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 24.6%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.8%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)

Effective November 1, 2017, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every six months on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 155.1% (96.6% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 125.9% (78.4% of Total Investments) (2)

	Aerospace & Defense – 1.0% (0.6% of Total Investments)

$11,970	Transdigm, Inc., Term Loan E	4.577%	1-Month LIBOR	2.500%	5/30/25	Ba2	$11,980,354

	Airlines – 3.5% (2.2% of Total Investments)

2,969	American Airlines, Inc., Replacement Term Loan	4.086%	1-Month LIBOR	2.000%	10/10/21	BB+	2,971,778
14,122	American Airlines, Inc., Term Loan 2025	3.827%	1-Month LIBOR	1.750%	6/27/25	BB+	13,907,146
3,473	American Airlines, Inc., Term Loan B	4.072%	1-Month LIBOR	2.000%	12/14/23	BB+	3,459,920
7,840	American Airlines, Inc., Term Loan B	4.072%	1-Month LIBOR	2.000%	4/28/23	BB+	7,815,500
14,783	United Air Lines, Inc., Term Loan B	3.827%	1-Month LIBOR	1.750%	4/01/24	BBB–	14,754,858
43,187	Total Airlines						42,909,202

	Automobiles – 1.0% (0.6% of Total Investments)

12,356	Chrysler Group LLC, Term Loan	4.070%	1-Month LIBOR	2.000%	12/31/18	BBB–	12,392,045

	Biotechnology – 0.2% (0.2% of Total Investments)

2,992	Grifols, Inc., Term Loan B	4.200%	1-Week LIBOR	2.250%	1/31/25	BB	3,004,663

	Building Products – 0.2% (0.1% of Total Investments)

2,378	Quikrete Holdings, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	11/15/23	BB–	2,379,030

	Capital Markets – 1.3% (0.8% of Total Investments)

16,092	RPI Finance Trust, Term Loan B6, (5)	4.334%	3-Month LIBOR	2.000%	3/27/23	BBB–	16,146,928

	Chemicals – 3.5% (2.2% of Total Investments)

10,785	Axalta Coating Systems, Term Loan, First Lien	4.084%	3-Month LIBOR	1.750%	6/01/24	BBB–	10,796,874
9,159	Ineos US Finance LLC, Term Loan	4.169%	2-Month LIBOR	2.000%	4/01/24	BB+	9,156,596
23,676	Univar, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	7/01/24	BB	23,766,755
43,620	Total Chemicals						43,720,225

	Commercial Services & Supplies – 4.3% (2.7% of Total Investments)

18,734	ADS Waste Holdings, Inc., Term Loan B	4.193%	1-Week LIBOR	2.250%	11/10/23	BB+	18,774,393
10,108	Monitronics International, Inc., Term Loan B2, First Lien	7.834%	3-Month LIBOR	5.500%	9/30/22	B–	9,488,824
8,977	Skillsoft Corporation, Initial Term Loan, First Lien	6.827%	1-Month LIBOR	4.750%	4/28/21	B–	8,729,940
4,489	Trans Union LLC, Term Loan B3	4.077%	1-Month LIBOR	2.000%	4/10/23	BB+	4,504,583
2,150	West Corporation, Incremental Term Loan B1	5.577%	1-Month LIBOR	3.500%	10/10/24	Ba3	2,143,268
9,466	West Corporation, Term Loan B	6.077%	1-Month LIBOR	4.000%	10/10/24	Ba3	9,478,031
53,924	Total Commercial Services & Supplies						53,119,039

	Communications Equipment – 1.2% (0.7% of Total Investments)

737	CommScope, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	12/29/22	BB+	740,698
13,976	Plantronics, Term Loan B, (DD1)	4.577%	1-Month LIBOR	2.500%	7/02/25	BB	13,981,887
14,713	Total Communications Equipment						14,722,585

	Containers & Packaging – 2.1% (1.3% of Total Investments)

1,397	Berry Global, Inc., Term Loan Q	4.080%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,401,979
5,500	Crown Americas, Inc., Term Loan B, (DD1)	4.077%	1-Month LIBOR	2.000%	4/03/25	Baa2	5,522,688
19,363	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	2/05/23	B+	19,449,110
26,260	Total Containers & Packaging						26,373,777

	Diversified Consumer Services – 2.1% (1.3% of Total Investments)

7,487	Cengage Learning Acquisitions, Inc., Term Loan B	6.329%	1-Month LIBOR	4.250%	6/07/23	B	7,103,724
19,069	Laureate Education, Inc., Term Loan B	5.577%	1-Month LIBOR	3.500%	4/26/24	B+	19,137,943
26,556	Total Diversified Consumer Services						26,241,667

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services – 0.6% (0.4% of Total Investments)

$7,499	Travelport LLC, Term Loan B	4.830%	3-Month LIBOR	2.500%	3/17/25	B+	$7,498,700

	Diversified Telecommunication Services – 5.4% (3.4% of Total Investments)

11,848	CenturyLink, Inc., Initial Term A Loan	4.827%	1-Month LIBOR	2.750%	11/01/22	BBB–	11,846,620
1,960	CenturyLink, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	1/31/25	BBB–	1,932,389
5,000	Intelsat Jackson Holdings, S.A., Term Loan B	5.827%	1-Month LIBOR	3.750%	11/30/23	B	5,021,100
766	Intelsat Jackson Holdings, S.A., Term Loan B4	6.577%	1-Month LIBOR	4.500%	1/02/24	B1	805,651
1,226	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	1,286,350
11,144	Level 3 Financing, Inc., Tranche B, Term Loan, (5)	4.331%	1-Month LIBOR	2.250%	2/22/24	BBB–	11,174,815
12,251	WideOpenWest Finance LLC, Term Loan B	5.329%	1-Month LIBOR	3.250%	8/18/23	B	11,776,059
23,000	Ziggo B.V., Term Loan E	4.572%	1-Month LIBOR	2.500%	4/15/25	BB–	22,886,495
67,195	Total Diversified Telecommunication Services						66,729,479

	Electric Utilities – 1.4% (0.8% of Total Investments)

12,381	Vistra Operations Co., Term Loan B1	4.077%	1-Month LIBOR	2.000%	8/01/23	BBB–	12,374,893
4,512	Vistra Operations Co., Term Loan B3, (DD1)	4.074%	1-Month LIBOR	2.000%	12/31/25	BBB–	4,506,755
16,893	Total Electric Utilities						16,881,648

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

597	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	Caa1	628,504

	Equity Real Estate Investment Trusts – 2.8% (1.8% of Total Investments)

10,636	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.077%	1-Month LIBOR	3.000%	10/24/22	B	10,201,446
10,386	Realogy Group LLC, Term Loan B	4.317%	1-Month LIBOR	2.250%	2/08/25	BB+	10,417,219
14,985	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (6)	8.077%	1-Month LIBOR	6.000%	6/30/22	CCC+	14,301,123
36,007	Total Equity Real Estate Investment Trusts						34,919,788

	Food & Staples Retailing – 2.8% (1.7% of Total Investments)

25,212	Albertson’s LLC, Term Loan B4	4.827%	1-Month LIBOR	2.750%	8/25/21	BB–	25,149,171
5,098	Albertson’s LLC, Term Loan B6	5.319%	3-Month LIBOR	3.000%	6/22/23	BB–	5,074,234
4,273	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	5.597%	1-Month LIBOR	3.500%	2/03/24	B	4,285,919
34,583	Total Food & Staples Retailing						34,509,324

	Food Products – 2.2% (1.3% of Total Investments)

5,756	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/04/22	BB	5,788,545
3,000	Pinnacle Foods Finance LLC, Term Loan B	3.840%	1-Month LIBOR	1.750%	2/02/24	BB+	3,005,625
17,954	U.S. Foods, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	6/27/23	BBB–	17,967,933
26,710	Total Food Products						26,762,103

	Health Care Equipment & Supplies – 2.4% (1.5% of Total Investments)

4,734	Acelity, Term Loan B	5.584%	3-Month LIBOR	3.250%	2/02/24	B	4,753,785
4,437	ConvaTec, Inc., Term Loan B	4.584%	3-Month LIBOR	2.250%	10/25/23	BB	4,450,593
12,180	Onex Carestream Finance LP, Term Loan, First Lien	6.077%	1-Month LIBOR	4.000%	6/07/19	B	12,190,910
7,875	Onex Carestream Finance LP, Term Loan, Second Lien	10.577%	1-Month LIBOR	8.500%	12/07/19	B–	7,881,086
29,226	Total Health Care Equipment & Supplies						29,276,374

	Health Care Providers & Services – 7.2% (4.5% of Total Investments)

3,000	Ardent Health, Term Loan, First Lien, (DD1)	6.572%	1-Month LIBOR	4.500%	6/30/25	B	3,026,250
7,079	Community Health Systems, Inc., Term Loan H	5.557%	3-Month LIBOR	3.250%	1/27/21	B–	6,966,865
5,909	DJO Finance LLC, Term Loan B, First Lien	5.458%	3-Month LIBOR	3.250%	6/08/20	B+	5,908,629
1,008	Envision Healthcare Corporation, Term Loan B, First Lien	5.080%	1-Month LIBOR	3.000%	12/01/23	BB–	1,009,606
11,970	HCA, Inc., Term Loan B11	3.827%	1-Month LIBOR	1.750%	3/17/23	BBB–	12,037,391
12,706	Kindred at Home Hospice, Term Loan B, (DD1)	6.125%	3-Month LIBOR	3.750%	6/21/25	B	12,825,000
11,257	Millennium Laboratories, Inc., Term Loan B, First Lien	8.577%	1-Month LIBOR	6.500%	12/21/20	CCC+	6,229,936
15,568	MultiPlan, Inc., Term Loan B	5.084%	3-Month LIBOR	2.750%	6/07/23	B+	15,586,249

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$14,388	Pharmaceutical Product Development, Inc., Term Loan B	4.577%	1-Month LIBOR	2.500%	8/18/22	Ba3	$14,412,241
7,980	PharMerica, Term Loan, First Lien	5.578%	1-Month LIBOR	3.500%	12/06/24	B	8,023,651
162	Quorum Health Corp., Term Loan B	8.827%	1-Month LIBOR	6.750%	4/29/22	B1	164,336
2,985	Select Medical Corporation, Term Loan B	4.831%	1-Month LIBOR	2.750%	3/01/21	BB–	2,999,826
94,012	Total Health Care Providers & Services						89,189,980

	Health Care Technology – 1.8% (1.1% of Total Investments)

22,713	Emdeon, Inc., Term Loan	4.827%	1-Month LIBOR	2.750%	3/01/24	B+	22,704,664

	Hotels, Restaurants & Leisure – 14.3% (8.9% of Total Investments)

3,000	Aramark Corporation, Term Loan	4.084%	3-Month LIBOR	1.750%	3/11/25	BBB–	3,008,115
34,563	Burger King Corporation, Term Loan B3	4.327%	1-Month LIBOR	2.250%	2/16/24	B+	34,584,347
12,686	Caesars Entertainment Operating Company, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	10/06/24	BB	12,686,250
18,408	Caesars Resort Collection, Term Loan, First Lien	4.827%	1-Month LIBOR	2.750%	12/23/24	BB	18,503,863
1,149	CCM Merger, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	8/09/21	BB–	1,153,731
16,093	Hilton Hotels, Term Loan B	3.814%	1-Month LIBOR	1.750%	10/25/23	BBB–	16,166,554
5,486	Las Vegas Sands Corporation, Term Loan B	3.827%	1-Month LIBOR	1.750%	3/27/25	BBB–	5,481,971
22,107	Life Time Fitness, Inc., Term Loan B	5.057%	3-Month LIBOR	2.750%	6/10/22	BB–	22,171,160
4,692	MGM Growth Properties, Term Loan B	4.077%	1-Month LIBOR	2.000%	4/25/25	BB+	4,702,275
20,028	Scientific Games Corporation, Initial Term Loan B5	4.903%	2-Month LIBOR	2.750%	8/14/24	B+	20,065,590
5,000	Stars Group Holdings, Term Loan B, (DD1)	5.831%	3-Month LIBOR	3.500%	7/10/25	B+	5,051,825
15,576	Station Casino LLC, Term Loan B	4.580%	1-Month LIBOR	2.500%	6/08/23	BB	15,636,954
2,500	Wyndham International, Inc., Term Loan B	3.827%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,508,988
14,803	YUM Brands, Term Loan B	3.829%	1-Month LIBOR	1.750%	4/03/25	BBB–	14,810,275
176,091	Total Hotels, Restaurants & Leisure						176,531,898

	Household Products – 4.1% (2.5% of Total Investments)

11,750	Energizer Holdings, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	11,797,764
26,389	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.577%	1-Month LIBOR	3.500%	11/16/20	CCC+	19,521,698
22,965	Serta Simmons Holdings LLC, Term Loan, First Lien	5.591%	1-Month LIBOR	3.500%	11/08/23	B–	19,322,607
61,104	Total Household Products						50,642,069

	Independent Power & Renewable Electricity Producers – 1.0% (0.6% of Total Investments)

11,969	NRG Energy, Inc., Term Loan B	4.084%	3-Month LIBOR	1.750%	6/30/23	BB+	11,958,808

	Insurance – 0.8% (0.5% of Total Investments)

9,834	Hub International Holdings, Inc., Term Loan B	5.335%	3-Month LIBOR	3.000%	4/25/25	B	9,839,761

	Internet Software & Services – 4.3% (2.7% of Total Investments)

18,113	Ancestry.com, Inc., Term Loan, First Lien	5.330%	1-Month LIBOR	3.250%	10/19/23	B	18,172,783
11,750	GTT Communications, Inc., Term Loan, First Lien	4.830%	1-Month LIBOR	2.750%	6/02/25	B	11,647,188
1,516	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.363%	3-Month LIBOR	3.000%	11/03/23	BB–	1,511,181
18,764	Sabre, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	2/22/24	BB	18,802,282
4,000	SkillSoft Corporation, Term Loan, Second Lien, (WI/DD)	TBD	TBD	TBD	TBD	CCC	3,597,500
54,143	Total Internet Software & Services						53,730,934

	IT Services – 4.0% (2.5% of Total Investments)

11,071	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	7/10/22	BB	11,084,442
17,324	First Data Corporation, Term Loan, First Lien	4.069%	1-Month LIBOR	2.000%	4/26/24	BB	17,338,901
3,933	Neustar, Inc., Term Loan B3	4.572%	1-Month LIBOR	2.500%	1/08/20	BB–	3,945,417
1,588	Neustar, Inc., Term Loan B4, First Lien	5.572%	1-Month LIBOR	3.500%	8/08/24	BB–	1,597,187
2,330	PEAK 10, Inc., Term Loan B	5.834%	3-Month LIBOR	3.500%	8/01/24	B	2,327,129
12,875	Tempo Acquisition LLC, Term Loan B, (5)	5.077%	1-Month LIBOR	3.000%	5/01/24	B	12,902,579
49,121	Total IT Services						49,195,655

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Leisure Products – 0.1% (0.0% of Total Investments)

$818	Academy, Ltd., Term Loan B	6.092%	1-Month LIBOR	4.000%	7/01/22	CCC+	$678,604

	Life Sciences Tools & Services – 1.0% (0.7% of Total Investments)

5,000	Quintiles Transnational, Dollar Term Loan B3	4.084%	3-Month LIBOR	1.750%	6/11/25	BBB–	4,975,000
7,925	Parexel International Corp., Term Loan B	4.827%	1-Month LIBOR	2.750%	9/27/24	B	7,910,141
12,925	Total Life Sciences Tools & Services						12,885,141

	Machinery – 2.7% (1.7% of Total Investments)

15,894	Gardner Denver, Inc., Term Loan B	4.827%	1-Month LIBOR	2.750%	7/30/24	BB	15,949,736
14,925	Navistar, Inc., Tranche B, Term Loan	5.600%	1-Month LIBOR	3.500%	11/06/24	B+	14,962,313
2,462	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.314%	1-Month LIBOR	2.250%	8/21/24	BB+	2,469,366
33,281	Total Machinery						33,381,415

	Marine – 0.2% (0.1% of Total Investments)

2,669	Harvey Gulf International Marine, Inc., Exit Term Loan	10.000%	N/A	N/A	6/06/23	B3	2,690,038

	Media – 13.9% (8.6% of Total Investments)

7,102	Acquisitions Cogeco Cable II L.P., Term Loan, First Lien	4.452%	1-Month LIBOR	2.375%	1/03/25	BB–	7,109,541
3,513	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.327%	1-Month LIBOR	3.250%	7/23/21	B	3,330,899
5,000	Catalina Marketing Corporation, Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	4/09/21	B2	3,189,275
7,980	Charter Communications Operating Holdings LLC, Term Loan B	4.080%	1-Month LIBOR	2.000%	4/30/25	BBB–	7,993,556
14,963	Cineworld Group PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/28/25	BB–	14,933,622
1,290	Clear Channel Communications, Inc., Tranche D, Term Loan, (6)	8.827%	N/A	N/A	1/30/19	N/R	1,006,684
1,358	Clear Channel Communications, Inc., Term Loan E, (6)	9.580%	N/A	N/A	7/30/19	N/R	1,056,053
4,239	CSC Holdings LLC, Term Loan B	4.572%	1-Month LIBOR	2.500%	1/25/26	BB–	4,242,025
20,434	Cumulus Media, Inc., Exit Term Loan, (DD1)	6.580%	1-Month LIBOR	4.500%	5/15/22	B	20,209,483
25,177	EMI Music Publishing, Term Loan	4.329%	1-Month LIBOR	2.250%	8/20/23	BB–	25,226,857
4,354	Getty Images, Inc., Term Loan B, First Lien	5.572%	1-Month LIBOR	3.500%	10/18/19	B3	4,276,111
1,269	Lions Gate Entertainment Corp., Term Loan B	4.314%	1-Month LIBOR	2.250%	3/24/25	BB–	1,274,246
13,633	Meredith, Term Loan B	5.077%	1-Month LIBOR	3.000%	1/31/25	BB	13,693,096
417	Nexstar Broadcasting Group, Term Loan	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	417,466
3,124	Nexstar Broadcasting Group, Term Loan B	4.592%	1-Month LIBOR	2.500%	1/17/24	BB+	3,130,664
9,000	Numericable Group S.A, Term Loan B13, (WI/DD)	TBD	TBD	TBD	TBD	B	8,819,280
4,987	Sinclair Television Group, Term Loan B2	4.330%	1-Month LIBOR	2.250%	1/31/24	BB+	4,992,030
5,769	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.577%	1-Month LIBOR	3.500%	8/15/22	B	5,769,230
25,238	Tribune Media Company, Term Loan C	5.077%	1-Month LIBOR	3.000%	1/27/24	BB+	25,259,113
3,898	Univision Communications, Inc., Term Loan C5	4.827%	1-Month LIBOR	2.750%	3/15/24	BB–	3,789,392
12,000	Virgin Media Investment Holdings Limited, Term Loan K	4.572%	1-Month LIBOR	2.500%	1/30/26	Ba3	11,999,700
174,745	Total Media						171,718,323

	Multiline Retail – 1.1% (0.7% of Total Investments)

4,141	Belk, Inc., Term Loan B, First Lien	6.836%	1-Month LIBOR	4.750%	12/12/22	B–	3,280,115
9,975	EG America LLC, Term Loan, First Lien	6.334%	3-Month LIBOR	4.000%	2/07/25	B	9,951,110
14,116	Total Multiline Retail						13,231,225

	Oil, Gas & Consumable Fuels – 2.1% (1.3% of Total Investments)

4,000	California Resources Corporation, Term Loan B	6.831%	1-Month LIBOR	4.750%	12/31/22	B	4,076,660
4,969	Fieldwood Energy LLC, Exit Term Loan	7.327%	1-Month LIBOR	5.250%	4/11/22	B+	4,985,183
7,260	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.327%	1-Month LIBOR	7.250%	4/11/23	B+	7,069,715
8,978	McDermott International, Term Loan	7.077%	1-Month LIBOR	5.000%	5/12/25	BB–	9,046,537
899	Seadrill Partners LLC, Initial Term Loan	8.334%	3-Month LIBOR	6.000%	2/21/21	CCC+	842,900
26,106	Total Oil, Gas & Consumable Fuels						26,020,995

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Personal Products – 0.9% (0.5% of Total Investments)

$6,000	Coty, Inc., Term Loan A	3.847%	1-Month LIBOR	1.750%	4/05/23	BB+	$5,947,500
5,000	Coty, Inc., Term Loan B	4.347%	1-Month LIBOR	2.250%	4/07/25	BB+	4,889,075
11,000	Total Personal Products						10,836,575

	Pharmaceuticals – 1.5% (1.0% of Total Investments)

12,927	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.577%	1-Month LIBOR	3.500%	9/26/24	B–	12,159,812
6,770	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.092%	1-Month LIBOR	3.000%	6/02/25	BB–	6,787,742
19,697	Total Pharmaceuticals						18,947,554

	Professional Services – 2.8% (1.8% of Total Investments)

943	Ceridian HCM Holding, Inc., Term Loan B	5.327%	1-Month LIBOR	3.250%	4/30/25	B–	945,769
15,123	Formula One Group, Term Loan B	4.577%	1-Month LIBOR	2.500%	2/01/24	B+	15,056,858
19,148	On Assignment, Inc., Term Loan B	4.077%	1-Month LIBOR	2.000%	4/02/25	BB	19,179,535
35,214	Total Professional Services						35,182,162

	Real Estate Management & Development – 2.4% (1.5% of Total Investments)

15,000	GGP, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	14,898,450
14,886	Capital Automotive LP, Term Loan, First Lien	4.580%	1-Month LIBOR	2.500%	3/25/24	B	14,911,300
29,886	Total Real Estate Management & Development						29,809,750

	Semiconductors & Semiconductor Equipment – 2.4% (1.5% of Total Investments)

7,717	Lumileds, Term Loan B	5.751%	1-Month LIBOR	3.500%	6/30/24	B+	7,675,463
15,500	Microchip Technology., Inc., Term Loan B	4.080%	1-Month LIBOR	2.000%	5/29/25	BB+	15,558,125
6,413	ON Semiconductor Corporation, Term Loan B3	3.827%	1-Month LIBOR	1.750%	3/31/23	Baa3	6,427,048
29,630	Total Semiconductors & Semiconductor Equipment						29,660,636

	Software – 13.4% (8.4% of Total Investments)

6,965	Avaya, Inc., Tranche B Term Loan	6.322%	1-Month LIBOR	4.250%	12/15/24	B	7,005,641
3,108	Blackboard, Inc., Term Loan B4	7.333%	3-Month LIBOR	5.000%	6/30/21	B–	2,951,772
5,000	BMC Software, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	5,004,900
11,697	Compuware Corporation, Term Loan B3	5.580%	1-Month LIBOR	3.500%	12/15/21	B	11,741,709
18,756	Ellucian, Term Loan B, First Lien	5.584%	3-Month LIBOR	3.250%	9/30/22	B	18,809,612
10,373	Greeneden U.S. Holdings II LLC, Term Loan B	5.577%	1-Month LIBOR	3.500%	12/01/23	B	10,439,658
16,658	Infor (US), Inc., Term Loan B, (5)	4.827%	1-Month LIBOR	2.750%	2/01/22	B	16,700,918
5,406	Informatica, Term Loan B	5.327%	1-Month LIBOR	3.250%	8/05/22	B	5,437,809
2,963	Kronos Incorporated, Term Loan B	5.358%	3-Month LIBOR	3.000%	11/20/23	B	2,975,089
15,169	Kronos Incorporated, Term Loan B, Second Lien	10.608%	3-Month LIBOR	8.250%	11/01/24	CCC	15,695,213
1,925	Micro Focus International PLC, New Term Loan	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	1,920,486
13,000	Micro Focus International PLC, Term Loan B	4.577%	1-Month LIBOR	2.500%	6/21/24	BB–	12,969,515
10,261	Micro Focus International PLC, Term Loan B2	4.327%	1-Month LIBOR	2.500%	11/19/21	BB–	10,236,546
1,213	Misys, New Term Loan, Second Lien	9.557%	3-Month LIBOR	7.250%	6/13/25	CCC+	1,173,123
3,960	RP Crown Parent LLC, Term Loan B	4.827%	1-Month LIBOR	2.750%	10/15/23	B	3,973,421
14,463	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	14,522,069
5,548	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.577%	1-Month LIBOR	2.500%	4/16/25	BB	5,570,368
18,748	Tibco Software, Inc., Term Loan, First Lien	5.580%	1-Month LIBOR	3.500%	12/04/20	B	18,827,104
165,213	Total Software						165,954,953

	Specialty Retail – 0.8% (0.5% of Total Investments)

3,680	Petco Animal Supplies, Inc., Term Loan B1	5.590%	3-Month LIBOR	3.250%	1/26/23	B2	2,656,537
8,706	Petsmart Inc., Term Loan B, First Lien	5.100%	1-Month LIBOR	3.000%	3/11/22	B3	7,257,043
12,386	Total Specialty Retail						9,913,580

	Technology Hardware, Storage & Peripherals – 2.2% (1.4% of Total Investments)

14,944	Dell International LLC, Refinancing Term Loan B	4.080%	1-Month LIBOR	2.000%	9/07/23	BBB–	14,963,958
5,000	Mitel US Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	5,032,050
7,184	Western Digital, Term Loan B	3.827%	1-Month LIBOR	1.750%	4/29/23	BBB–	7,195,140
27,128	Total Technology Hardware, Storage & Peripherals						27,191,148

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Trading Companies & Distributors – 0.9% (0.6% of Total Investments)

$10,918	HD Supply Waterworks, Ltd., Term Loan B	5.253%	6-Month LIBOR	3.000%	8/01/24	B+	$10,978,910

	Transportation Infrastructure – 1.1% (0.7% of Total Investments)

13,923	Avolon LLC, Term Loan B, (DD1)	4.086%	1-Month LIBOR	2.000%	1/15/25	BBB–	13,842,830

	Wireless Telecommunication Services – 0.9% (0.5% of Total Investments)

4,938	Sprint Corporation, Term Loan, First Lien	4.625%	1-Month LIBOR	2.500%	2/02/24	BB–	4,944,906
5,586	Syniverse Holdings, Inc., Tranche Term Loan C	7.078%	1-Month LIBOR	5.000%	3/09/23	B	5,601,110
10,524	Total Wireless Telecommunication Services						10,546,016
$1,581,924	Total Variable Rate Senior Loan Interests (cost $1,581,632,324)						1,557,459,059

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 22.5% (14.0% of Total Investments)

	Airlines – 0.2% (0.1% of Total Investments)

$2,000	American Airlines Group Inc., 144A			4.625%	3/01/20	BB–	$2,007,500

	Banks – 0.8% (0.5% of Total Investments)

5,000	JP Morgan Chase & Company, (5)			2.161%	6/01/21	AA–	5,039,000
5,000	Wells Fargo & Company, (5)			3.661%	3/04/21	A+	5,118,595
10,000	Total Banks						10,157,595

	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)

1,179	West Corporation, 144A			8.500%	10/15/25	B3	1,025,730

	Communications Equipment – 0.7% (0.4% of Total Investments)

8,510	CommScope Technologies LLC, 144A, (5)			6.000%	6/15/25	BB–	8,765,300

	Diversified Financial Services – 0.2% (0.1% of Total Investments)

3,000	Park Aerospace Holdings Ltd, 144A, (5)			5.500%	2/15/24	BB	2,962,500

	Diversified Telecommunication Services – 2.0% (1.2% of Total Investments)

3,612	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	3,327,555
6,000	Intelsat Jackson Holdings SA, 144A, (5)			9.750%	7/15/25	CCC+	6,412,500
5,413	Intelsat Luxembourg SA			7.750%	6/01/21	Ca	5,142,350
11,395	Intelsat Luxembourg SA			8.125%	6/01/23	CCC-	9,771,212
26,420	Total Diversified Telecommunication Services						24,653,617

	Food Products – 0.2% (0.1% of Total Investments)

3,000	B&G Foods Inc.			5.250%	4/01/25	B+	2,880,000

	Health Care Equipment & Supplies – 0.6% (0.4% of Total Investments)

6,965	Kinetic Concepts Inc., 144A, (5)			7.875%	2/15/21	B1	7,126,379

	Health Care Providers & Services – 7.0% (4.3% of Total Investments)

5,000	Centene Corporation			4.750%	5/15/22	BB+	5,056,250
4,000	Centene Corporation, 144A			5.375%	6/01/26	BB+	4,095,000
9,500	DJO Finance LLC, 144A, (5)			8.125%	6/15/21	CCC	9,761,250
2,282	Envision Healthcare Corporation, 144A			5.125%	7/01/22	B	2,313,377
4,000	HCA Inc.			6.500%	2/15/20	BBB–	4,163,200
4,000	HCA Inc.			5.250%	6/15/26	BBB–	4,060,000
6,000	Molina Healthcare Inc.			5.375%	11/15/22	BB–	6,120,000
5,000	Molina Healthcare Inc., 144A			4.875%	6/15/25	BB–	4,881,250
12,650	Polaris Intermediate Corporation, 144A, (5)			8.500%	12/01/22	B–	13,076,938
5,200	Select Medical Corporation, (5)			6.375%	6/01/21	B–	5,252,000
1,500	Tenet Healthcare Corporation			4.750%	6/01/20	BB–	1,518,750
17,000	Tenet Healthcare Corporation, (5)			6.000%	10/01/20	BB–	17,658,750
8,000	WellCare Health Plans Inc., (5)			5.250%	4/01/25	BB	8,050,000
84,132	Total Health Care Providers & Services						86,006,765

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 1.4% (0.9% of Total Investments)

$16,080	Scientific Games International Inc., (5)	10.000%	12/01/22	B–	$17,165,400

	Media – 2.7% (1.7% of Total Investments)

2,860	Altice US Finance I Corporation, 144A, (5)	5.375%	7/15/23	BB	2,885,025
4,000	CCO Holdings LLC, 144A, (5)	5.125%	5/01/23	BB+	3,990,000
7,000	CSC Holdings LLC, 144A, (5)	5.500%	4/15/27	Ba2	6,737,500
6,000	Hughes Satellite Systems Corporation, (5)	5.250%	8/01/26	BBB–	5,730,000
10,609	iHeartCommunications Inc., (6)	9.000%	12/15/19	CC	8,275,020
42,258	iHeartCommunications Inc., (cash 12.000%, PIK 2.000%), (6)	14.000%	2/01/21	C	5,599,207
240	iHeartCommunications Inc., (6)	9.000%	3/01/21	CC	183,600
72,967	Total Media				33,400,352

	Oil, Gas & Consumable Fuels – 1.6% (1.0% of Total Investments)

16,000	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	14,320,000
5,000	Mcdermott Escrow 1, 144A	10.625%	5/01/24	B2	5,187,500
21,000	Total Oil, Gas & Consumable Fuels				19,507,500

	Pharmaceuticals – 0.6% (0.4% of Total Investments)

7,000	Bausch Health Companies Inc., 144A, (5)	6.500%	3/15/22	BB–	7,298,900
4,850	Concordia International Corporation, 144A, (6)	9.500%	10/21/22	C	291,000
11,850	Total Pharmaceuticals				7,589,900

	Semiconductors & Semiconductor Equipment – 0.4% (0.3% of Total Investments)

3,167	Advanced Micro Devices Inc., (5)	7.500%	8/15/22	B	3,523,288
1,719	Advanced Micro Devices Inc.	7.000%	7/01/24	B	1,817,843
4,886	Total Semiconductors & Semiconductor Equipment				5,341,131

	Software – 0.0% (0.0% of Total Investments)

19,375	Avaya Holdings Corporation, 144A, (6), (9)	7.000%	4/01/19	N/R	—
9,250	Avaya Holdings Corporation, 144A, (6), (9)	10.500%	3/01/21	N/R	—
28,625	Total Software				—

	Technology Hardware, Storage & Peripherals – 0.8% (0.5% of Total Investments)

5,000	Dell International LLC, 144A, (5)	5.875%	6/15/21	BB+	5,118,374
5,000	Dell International LLC, 144A, (5)	7.125%	6/15/24	BB+	5,375,000
10,000	Total Technology Hardware, Storage & Peripherals				10,493,374

	Wireless Telecommunication Services – 3.2% (2.0% of Total Investments)

1,000	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	952,500
2,500	Sprint Corporation	7.250%	9/15/21	B+	2,628,125
22,000	Sprint Corporation, (5)	7.875%	9/15/23	B+	23,457,500
12,000	T-Mobile USA Inc., (5)	6.375%	3/01/25	BB+	12,510,000
37,500	Total Wireless Telecommunication Services				39,548,125
$348,114	Total Corporate Bonds (cost $311,438,326)				278,631,168

Shares	Description (1), (9)				Value

	EXCHANGE-TRADED FUNDS – 4.2% (2.6% of Total Investments)

2,259,313	Invesco Senior Loan ETF				$52,009,385
	Total Exchange-Traded Funds (cost $52,264,894)				52,009,385

Shares	Description (1)				Value

	COMMON STOCKS – 2.3% (1.5% of Total Investments)

	Diversified Consumer Services – 0.3% (0.2% of Total Investments)

403,318	Cengage Learning Holdings II Inc., (7), (8)				$3,896,455

Shares	Description (1)		Value

	Energy Equipment & Services – 0.6% (0.4% of Total Investments)

133,936	Ocean Rig UDW Inc., (7)		$3,755,565
10,935	Vantage Drilling International, (7), (8)		3,225,825
	Total Energy Equipment & Services		6,981,390

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

227,437	Millennium Health LLC, (7), (8)		9,780
211,860	Millennium Health LLC, (7), (9)		—
198,883	Millennium Health LLC, (7), (9)		—
	Total Health Care Providers & Services		9,780

	Marine – 0.1% (0.1% of Total Investments)

28,051	HGIM Corporation, (8)		1,304,372
6,278	HGIM Corporation, (7), (8)		291,927
	Total Marine		1,596,299

	Media – 0.4% (0.2% of Total Investments)

51,719	Affinion Group Holdings Inc., (7), (8)		715,429
262,501	Cumulus Media Inc., (7), (8)		4,243,854
17,987	Tribune Media Company, (8)		6,296
	Total Media		4,965,579

	Software – 0.9% (0.6% of Total Investments)

545,726	Avaya Holdings Corporation, (7)		11,231,041
	Total Common Stocks (cost $49,657,180)		28,680,544

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

10,775	Fieldwood Energy LLC, (7), (8)		$567,487
49,247	Fieldwood Energy LLC, (7), (9)		2,142,460
	Total Common Stock Rights (cost $1,440,786)		2,709,947

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

37,723	Avaya Holdings Corporation		145,234
	Total Warrants (cost $4,921,202)		145,234
	Total Long-Term Investments (cost $2,001,354,712)		1,919,635,337

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 5.4% (3.4% of Total Investments)

	INVESTMENT COMPANIES – 5.4% (3.4% of Total Investments)

66,713,030	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.809% (11)	$66,713,030
	Total Short-Term Investments (cost $66,713,030)		66,713,030
	Total Investments (cost $2,068,067,742) – 160.5%		1,986,348,367
	Borrowings – (45.3)% (12), (13)		(561,000,000)
	Reverse Repurchase Agreements – (11.7)% (14)		(145,000,000)
	Other Assets Less Liabilities – (3.5)% (15)		(43,086,262)
	Net Assets Applicable to Common Shares – 100%		$1,237,262,105

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2018

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $234,592,563 have been pledged as collateral for reverse repurchase agreements.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)

A copy of the most recent financial statements for these exchange-traded funds and investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 28.2%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.3%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

ETF	Exchange-Traded Fund

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2018

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $435,448,873, $1,054,402,121, $741,219,144, $289,136,000 and $2,001,354,712, respectively)	$420,634,225	$1,028,387,683	$720,885,567	$284,183,206	$1,919,635,337
Short-term investments, at value (cost approximates value)	10,121,429	23,541,090	17,156,361	8,118,505	66,713,030
Cash	—	—	43,750	37	—
Cash collateral at brokers for investments in swaps(1)	1,160,000	2,383,000	2,113,000	275,491	1,294
Credit default swaps premiums paid	—	—	—	10,980	—
Unrealized appreciation on interest rate swaps	—	2,861	—	16,275	—
Receivable for:
Interest	1,740,640	4,399,178	3,074,619	1,276,560	9,725,394
Investments sold	3,281,163	8,123,791	7,366,486	3,456,168	35,343,300
Reclaims	—	—	—	—	17,480
Shares sold	—	31,001	—	—	—
Other assets	128,912	150,042	115,765	29,312	412,389
Total assets	437,066,369	1,067,018,646	750,755,548	297,366,534	2,031,848,224
Liabilities
Borrowings	114,000,000	254,300,000	178,800,000	72,000,000	561,000,000
Reverse repurchase agreements	—	—	—	—	145,000,000
Cash overdraft denominated in foreign currencies (cost $968, $2,463, $1,646, $55 and $18, respectively)	1,038	2,642	1,765	53	18
Unrealized depreciation on interest rate swaps	1,198,980	2,433,446	2,331,087	189,879	—
Payable for:
Dividends	1,268,771	3,241,747	2,339,654	949,425	4,980,541
Investments purchased	10,844,216	24,632,406	17,683,936	8,403,470	79,229,498
Unfunded senior loans	61,505	131,189	78,926	61,505	—
Variation margin on swaps contracts	—	—	—	529	—
Term Preferred Shares (“Term Preferred”), net of deferred offering costs (liquidation preference $43,000,000, $125,200,000, $84,000,000, $35,000,000 and $—, respectively)	42,401,767	124,022,961	82,913,025	34,564,434	—
Accrued expenses:
Interest	584	—	430,927	—	2,182,634
Management fees	290,337	698,377	494,273	197,208	1,323,430
Trustees fees	84,820	156,418	99,088	18,416	409,407
Other	161,933	242,614	204,443	97,589	460,591
Total liabilities	170,313,951	409,861,800	285,377,124	116,482,508	794,586,119
Net assets applicable to common shares	$266,752,418	$657,156,846	$465,378,424	$180,884,026	$1,237,262,105
Common shares outstanding	38,621,872	56,918,468	40,561,218	10,095,648	135,766,990
Net asset value (“NAV”) per common share outstanding	$6.91	$11.55	$11.47	$17.92	$9.11
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,219	$569,185	$405,612	$100,956	$1,357,670
Paid-in surplus	287,799,483	708,896,922	503,528,297	191,865,113	1,388,019,831
Undistributed (Over-distribution of) net investment income	492,596	(6,939,292)	(4,665,678)	(1,022,611)	(21,887,770)
Accumulated net realized gain (loss)	(5,912,182)	(16,924,767)	(11,225,024)	(4,891,049)	(48,508,929)
Net unrealized appreciation (depreciation)	(16,013,698)	(28,445,202)	(22,664,783)	(5,168,383)	(81,718,697)
Net assets applicable to common shares	$266,752,418	$657,156,846	$465,378,424	$180,884,026	$1,237,262,105
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2018

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$23,740,502	$55,730,682	$39,691,202	$16,939,908	$94,569,602
Fees	460,734	1,165,689	924,760	365,260	2,427,962
Foreign tax withheld on dividend income	—	—	—	—	(6,057)
Total investment income	24,201,236	56,896,371	40,615,962	17,305,168	96,991,507
Expenses
Management fees	3,414,347	8,243,070	5,822,784	2,318,385	15,597,131
Interest expense and amortization of offering costs	3,857,691	10,543,262	7,381,791	2,585,263	20,608,669
Custodian fees	130,124	279,608	196,702	103,577	407,375
Trustees fees	13,007	31,934	22,378	8,827	59,867
Professional fees	120,668	167,679	169,968	122,594	95,015
Shareholder reporting expenses	68,075	156,831	139,153	54,628	192,403
Shareholder servicing agent fees	14,302	35,952	29,238	13,174	2,711
Stock exchange listing fees	10,845	6,267	11,142	6,850	38,124
Investor relations expenses	29,263	68,777	49,101	21,702	126,268
Other	26,021	65,532	45,804	67,964	36,489
Total expenses	7,684,343	19,598,912	13,868,061	5,302,964	37,164,052
Net investment income (loss)	16,516,893	37,297,459	26,747,901	12,002,204	59,827,455
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	988,609	(3,918,156)	(2,177,791)	(1,771,955)	(9,945,000)
Swaps	(170,366)	710,097	661,463	(201,725)	1,412,527
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,461,678)	795,592	828,220	1,590,671	(5,536,690)
Swaps	(650,645)	(3,024,738)	(2,851,257)	(104,691)	(1,375,436)
Net realized and unrealized gain (loss)	(1,294,080)	(5,437,205)	(3,539,365)	(487,700)	(15,444,599)
Net increase (decrease) in net assets applicable to common shares from operations	$15,222,813	$31,860,254	$23,208,536	$11,514,504	$44,382,856

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NSL		JFR
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$16,516,893	$17,911,275	$37,297,459	$40,564,055
Net realized gain (loss) from:
Investments and foreign currency	988,609	(4,031,259)	(3,918,156)	(8,532,524)
Swaps	(170,366)	91,003	710,097	613,807
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,461,678)	12,529,108	795,592	32,737,753
Swaps	(650,645)	(548,335)	(3,024,738)	594,153
Net increase (decrease) in net assets applicable to common shares from operations	15,222,813	25,951,792	31,860,254	65,977,244
Distributions to Common Shareholders
From net investment income	(17,553,641)	(17,939,860)	(44,003,590)	(43,953,958)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,553,641)	(17,939,860)	(44,003,590)	(43,953,958)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	5,297,434	15,091,303
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	139,663	121,767
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	5,437,097	15,213,070
Net increase (decrease) in net assets applicable to common shares	(2,330,828)	8,011,932	(6,706,239)	37,236,356
Net assets applicable to common shares at the beginning of period	269,083,246	261,071,314	663,863,085	626,626,729
Net assets applicable to common shares at the end of period	$266,752,418	$269,083,246	$657,156,846	$663,863,085
Undistributed (Over-distribution of) net investment income at the end of period	$492,596	$1,414,437	$(6,939,292)	$(2,196,740)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JRO		JSD
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$26,747,901	$29,600,300	$12,002,204	$13,027,167
Net realized gain (loss) from:
Investments and foreign currency	(2,177,791)	(5,253,292)	(1,771,955)	(394,906)
Swaps	661,463	551,837	(201,725)	(219,417)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	828,220	21,359,115	1,590,671	6,049,708
Swaps	(2,851,257)	520,170	(104,691)	36,637
Net increase (decrease) in net assets applicable to common shares from operations	23,208,536	46,778,130	11,514,504	18,499,189
Distributions to Common Shareholders
From net investment income	(32,185,250)	(32,191,923)	(13,098,094)	(12,568,708)
Decrease in net assets applicable to common shares from distributions to common shareholders	(32,185,250)	(32,191,923)	(13,098,094)	(12,568,708)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	9,134,335	15,230,348	—	6,592
Net proceeds from shares issued to shareholders due to reinvestment of distributions	59,873	155,546	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	9,194,208	15,385,894	—	6,592
Net increase (decrease) in net assets applicable to common shares	217,494	29,972,101	(1,583,590)	5,937,073
Net assets applicable to common shares at the beginning of period	465,160,930	435,188,829	182,467,616	176,530,543
Net assets applicable to common shares at the end of period	$465,378,424	$465,160,930	$180,884,026	$182,467,616
Undistributed (Over-distribution of) net investment income at the end of period	$(4,665,678)	$(965,676)	$(1,022,611)	$(11,416)

See accompanying notes to financial statements.

	JQC
	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$59,827,455	$70,740,263
Net realized gain (loss) from:
Investments and foreign currency	(9,945,000)	(10,861,280)
Swaps	1,412,527	773,240
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,536,690)	33,609,756
Swaps	(1,375,436)	921,111
Net increase (decrease) in net assets applicable to common shares from operations	44,382,856	95,183,090
Distributions to Common Shareholders
From net investment income	(72,567,457)	(84,990,137)
Decrease in net assets applicable to common shares from distributions to common shareholders	(72,567,457)	(84,990,137)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—
Net increase (decrease) in net assets applicable to common shares	(28,184,601)	10,192,953
Net assets applicable to common shares at the beginning of period	1,265,446,706	1,255,253,753
Net assets applicable to common shares at the end of period	$1,237,262,105	$1,265,446,706
Undistributed (Over-distribution of) net investment income at the end of period	$(21,887,770)	$(12,939,539)

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2018

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$15,222,813	$31,860,254	$23,208,536	$11,514,504	$44,382,856
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(123,473,935)	(317,870,164)	(234,308,007)	(82,502,625)	(883,387,759)
Proceeds from sales and maturities of investments	121,364,217	287,964,525	208,129,580	83,305,125	857,737,464
Proceeds from (Purchases of) short-term investments, net	2,459,891	29,136,652	21,192,342	(1,859,724)	13,041,389
Proceeds from (Payments for) cash denominated in foreign currencies, net	—	—	—	55	18
Premiums received (paid) for credit default swaps	—	—	—	(10,980)	395,974
Payment-in-kind distributions	(108,806)	(232,993)	(238,542)	(68,096)	(437,796)
Taxes paid	(49,617)	(35,669)	(14,960)	—	—
Proceeds from litigation settlement	—	—	—	1,231	195,177
Amortization (Accretion) of premiums and discounts, net	(2,259,416)	(3,685,479)	(2,977,050)	(1,757,985)	(270,946)
Amortization of deferred offering costs	177,576	214,436	243,222	192,939	—
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	(529,000)	(2,383,000)	(2,113,000)	(5,491)	796,336
Receivable for dividends	—	—	—	—	72
Receivable for interest	790,897	1,424,786	1,377,112	476,258	2,067,514
Receivable for investments sold	6,535,865	16,213,151	11,121,217	5,147,107	2,269,475
Receivable for reclaims	—	—	—	—	15,176
Receivable for shares sold	—	29,353	637,360	—	—
Receivable for variation margin on swap contracts	—	—	—	—	5,302
Other assets	(16,497)	102,586	(17,874)	84,587	(73,072)
Increase (Decrease) in:
Payable for investments purchased	(3,491,122)	(9,667,745)	(7,153,758)	(1,657,217)	21,631,767
Payable for offering costs	—	(74,579)	—	—	—
Payable for unfunded senior loans	38,661	85,502	44,660	38,661	—
Payable for variation margin on swap contracts	—	—	—	529	—
Accrued interest	441	(24)	129,037	(1,702)	427,205
Accrued management fees	(1,525)	(4,014)	1,393	(1,169)	(17,815)
Accrued Trustees fees	16,422	28,439	17,746	2,793	73,533
Accrued other expenses	(21,439)	112,116	44,639	4,311	90,658
Net realized (gain) loss from:
Investments and foreign currency	(988,609)	3,918,156	2,177,791	1,771,955	9,945,000
Paydowns	—	(113,466)	(75,644)	—	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	1,461,678	(795,592)	(828,220)	(1,590,671)	5,536,690
Swaps(1)	650,645	3,024,738	2,851,257	62,704	—
Net cash provided by (used in) operating activities	17,779,140	39,251,969	23,448,837	13,147,099	74,424,218
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	(186,204)	—	—	—
Proceeds from shelf offering, net of offering costs	—	5,297,434	9,134,335	—	—
Cash distributions paid to common shareholders	(17,780,433)	(44,392,322)	(32,557,222)	(13,148,018)	(74,642,114)
Net cash provided by (used in) financing activities	(17,780,433)	(39,281,092)	(23,422,887)	(13,148,018)	(74,642,114)
Net Increase (Decrease) in Cash	(1,293)	(29,123)	25,950	(919)	(217,896)
Cash at the beginning of period	1,293	29,123	17,800	956	217,896
Cash at the end of period	$—	$—	$43,750	$37	$—

Supplemental Disclosure of Cash Flow Information	NSL	JFR	JRO	JSD	JQC
Cash paid for interest (excluding borrowing and amortization of offering costs)	$3,615,154	$10,372,959	$6,930,126	$2,365,965	$20,019,985
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	139,663	59,873	—	—
(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2018	$6.97	$0.43	$(0.04)	$0.39	$(0.45)	$—	$(0.45)	$—		$—		$—		$6.91	$6.13
2017	6.76	0.46	0.21	0.67	(0.46)	—	(0.46)	—		—		—		6.97	6.83
2016	7.16	0.45	(0.43)	0.02	(0.42)	—	(0.42)	—		—	*	—		6.76	6.25
2015	7.51	0.45	(0.38)	0.07	(0.42)	—	(0.42)	—		—		—		7.16	6.34
2014	7.46	0.44	0.05	0.49	(0.44)	—	(0.44)	—		—		—		7.51	6.98

JFR
Year Ended 7/31:
2018	11.76	0.66	(0.10)	0.56	(0.77)	—	(0.77)	—		—		—	*	11.55	10.30
2017	11.36	0.73	0.46	1.19	(0.79)	—	(0.79)	—		—		—	*	11.76	11.83
2016	12.01	0.73	(0.66)	0.07	(0.72)	—	(0.72)	—		—		—		11.36	10.68
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		—		12.01	10.67
2014	12.54	0.75	0.06	0.81	(0.76)	—	(0.76)	—	*	—		—	*	12.59	11.72

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.91%	(3.78)%	$266,752	2.90%	6.24%	29%
10.22	17.00	269,083	2.64	6.70	55
0.61	5.89	261,071	2.53	6.84	29
0.96	(3.25)	276,530	2.37	6.08	34
6.78	(0.29)	290,088	2.15	5.89	58

5.01	(6.64)	657,157	2.99	5.68	29
10.76	18.63	663,863	2.63	6.28	59
0.93	7.50	626,627	2.46	6.52	26
1.15	(2.88)	662,801	2.29	6.08	33
6.62	(1.84)	694,584	2.05	5.94	52

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2018	1.46%
2017	1.19
2016	1.08
2015	0.89
2014	0.72

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2018	1.61%
2017	1.24
2016	1.08
2015	0.88
2014	0.71

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2018	$11.70	$0.66	$(0.09)	$0.57	$(0.80)	$—	(0.80)	$—		$—	*	$11.47	$10.23
2017	11.31	0.76	0.45	1.21	(0.83)	—	(0.83)	—		0.01		11.70	11.87
2016	12.05	0.77	(0.75)	0.02	(0.76)	—	(0.76)	—		—		11.31	10.72
2015	12.68	0.79	(0.66)	0.13	(0.76)	—	(0.76)	—		—		12.05	10.82
2014	12.55	0.78	0.14	0.92	(0.79)	—	(0.79)	—	*	—	*	12.68	12.40

JSD
Year Ended 7/31:
2018	18.07	1.19	(0.04)	1.15	(1.30)	—	(1.30)	—		—		17.92	16.67
2017	17.49	1.29	0.54	1.83	(1.25)	—	(1.25)	—		—	*	18.07	17.75
2016	18.63	1.21	(1.16)	0.05	(1.16)	(0.03)	(1.19)	—		—		17.49	16.16
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		18.63	16.41
2014	19.91	1.29	(0.02)	1.27	(1.37)	(0.33)	(1.70)	—	*	—		19.48	18.20

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.06%	(7.38)%	$465,378	2.99%	5.77%	30%
11.06	18.92	465,161	2.68	6.57	57
0.53	6.91	435,189	2.49	6.91	27
1.03	(6.74)	463,729	2.31	6.41	34
7.54	3.91	487,784	2.07	6.16	55

6.66	1.33	180,884	2.96	6.69	29
10.68	17.91	182,468	2.52	7.18	58
0.62	6.52	176,531	2.27	7.05	34
1.87	(3.27)	188,031	1.78	6.43	31
6.59	0.16	196,613	1.88	6.52	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2018	1.59%
2017	1.27
2016	1.08
2015	0.89
2014	0.71

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2018	1.44%
2017	1.07
2016	0.82
2015	0.45
2014	0.50

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2018	$9.32	$0.44	$(0.12)	$0.32	$(0.53)	$—	$(0.53)	$—		$9.11	$7.89
2017	9.25	0.52	0.18	0.70	(0.63)	—	(0.63)	—		9.32	8.69
2016	9.88	0.58	(0.60)	(0.02)	(0.61)	—	(0.61)	—	*	9.25	8.43
2015	10.25	0.62	(0.43)	0.19	(0.56)	—	(0.56)	—	*	9.88	8.59
2014	10.13	0.60	0.16	0.76	(0.64)	—	(0.64)	—	*	10.25	9.05

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2018	1.67%
2017	1.23
2016	1.01
2015	0.66
2014	0.52

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.64%	(3.09)%	$1,237,262	3.01%	4.84%	N/A		N/A		45%
7.70	10.75	1,265,447	2.57	5.59	N/A		N/A		46
0.11	5.98	1,255,254	2.41	6.32	N/A		N/A		46
1.82	1.02	1,344,763	1.95	6.16	N/A		N/A		61
7.74	(3.44)	1,396,303	1.77	5.84	1.76	%(d)	5.85	%(d)	65

(d)

During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect the voluntary expense reimbursement from Adviser.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Financial Highlights (continued)

	Borrowings at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share(a)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2018	$114,000	$3,717	$—	$—	$43,000	$2,699	$2.70
2017	114,000	3,738	—	—	43,000	2,714	2.71
2016	101,000	4,030	45,000	278,816	—	—	2.79
2015	112,500	3,974	58,000	262,188	—	—	2.62
2014	112,000	4,108	58,000	270,640	—	—	2.71

JFR
Year Ended 7/31:
2018	254,300	4,077	—	—	125,200	2,732	2.73
2017	254,300	4,103	—	—	125,200	2,749	2.75
2016	240,800	4,051	108,000	279,652	—	—	2.80
2015	270,300	3,966	139,000	261,935	—	—	2.62
2014	269,000	4,099	139,000	270,241	—	—	2.70

JRO
Year Ended 7/31:
2018	178,800	4,073	—	—	84,000	2,771	2.77
2017	178,800	4,071	—	—	84,000	2,770	2.77
2016	166,800	4,059	75,000	279,979	—	—	2.80
2015	188,800	3,975	98,000	261,691	—	—	2.62
2014	188,000	4,116	98,000	270,554	—	—	2.71

JSD
Year Ended 7/31:
2018	72,000	3,998	—	—	35,000	2,691	2.69
2017	72,000	4,020	—	—	35,000	2,705	2.71
2016	64,000	4,305	—	—	35,000	2,783	2.78
2015	85,200	3,207	—	—	—	—	—
2014	85,000	3,313	—	—	—	—	—

JQC
Year Ended 7/31:
2018	561,000	3,205	—	—	—	—	—
2017	561,000	3,256	—	—	—	—	—
2016	561,000	3,238	—	—	—	—	—
2015	640,000	3,101	—	—	—	—	—
2014	606,000	3,304	—	—	—	—	—

(a)

Beginning with the fiscal year ended July 31, 2017, the Funds are calculating Asset Coverage Per $1,000 of Borrowings as defined under the 1940 Act and not as defined for financial reporting purposes. For purposes of calculating Asset Coverage as defined under the 1940 Act, the outstanding preferred shares are excluded because they are treated as equity for regulatory purposes. The Asset Coverage amounts presented in the table above are calculated in accordance with the 1940 Act, and therefore the Asset Coverage per $1,000 of Borrowings reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of borrowings alone.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2014 through July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
NSL
Year Ended 7/31:
2016	$101,000	$2,788
2015	112,500	2,622
2014	112,000	2,706

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JFR
Year Ended 7/31:
2016	$240,800	$2,797
2015	270,300	2,619
2014	269,000	2,702

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JRO
Year Ended 7/31:
2016	$166,800	$2,800
2015	188,800	2,617
2014	188,000	2,706

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JSD
Year Ended 7/31:
2016	$64,000	$2,783

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is July 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

Investment Objectives and Principal Investment Strategies

NSL’s investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees) in adjustable rate senior loans. Senior loans that satisfy the 80% requirement may be secured or unsecured so long as any unsecured senior loans are investment grade quality. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JFR’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JRO’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

JSD’s investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund’s managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality.

The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

JQC’s investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

The Funds can invest up to 5% in iBOXX Loan Total Return Swaps.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding when-issued/delayed delivery purchase commitments	$10,841,094	$24,625,388	$17,678,933	$8,401,389	$72,049,172

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lien of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income to common shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Notes to Financial Statements (continued)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NSL	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$361,594,545	$—		$361,594,545
Corporate Bonds**	—	50,347,024	—	***	50,347,024
Common Stocks**	4,619,855	3,549,753	61,451		8,231,059
Common Stocks Rights**	—	87,164	328,980		416,144
Warrants	45,453	—	—		45,453

Short-Term Investments:
Investment Companies	10,121,429	—	—		10,121,429

Investments in Derivatives:
Interest Rate Swaps****	—	(1,198,980)	—		(1,198,980)
Total	$14,786,737	$414,379,506	$390,431		$429,556,674
JFR
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$858,465,241	$—		$858,465,241
Corporate Bonds**	—	128,743,393	—	***	128,743,393
Common Stocks**	9,719,872	8,789,266	122,902		18,632,040
Investment Companies	11,344,819	—	—		11,344,819
Asset-Backed Securities	—	10,324,307	—		10,324,307
Common Stock Rights**	—	161,319	608,931		770,250
Warrants	80,858	—	—		80,858
Convertible Bonds	—	26,775	—		26,775

Short-Term Investments:
Investment Companies	23,541,090	—	—		23,541,090

Investments in Derivatives:
Interest Rate Swaps****	—	(2,430,585)	—		(2,430,585)
Total	$44,686,639	$1,004,079,716	$731,833		$1,049,498,188

Notes to Financial Statements (continued)

JRO	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$607,965,953	$—		$607,965,953
Corporate Bonds**	—	92,721,037	—	***	92,721,037
Common Stocks**	7,683,417	6,895,305	92,176		14,670,898
Asset-Backed Securities	—	4,655,546	—		4,655,546
Common Stock Rights**	—	166,428	628,247		794,675
Warrants	60,133	—	—		60,133
Convertible Bonds	—	17,325	—		17,325

Short-Term Investments:
Investment Companies	17,156,361	—	—		17,156,361

Investments in Derivatives:
Interest Rate Swaps****	—	(2,331,087)	—		(2,331,087)
Total	$24,899,911	$710,090,507	$720,423		$735,710,841
JSD
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$241,464,881	$—		$241,464,881
Corporate Bonds**	—	37,008,096	—	***	37,008,096
Common Stocks**	3,235,236	1,951,935	61,451		5,248,622
Common Stock Rights**	—	89,797	339,073		428,870
Warrants	32,737	—	—		32,737

Short-Term Investments:
Investment Companies	8,118,505	—	—		8,118,505

Investments in Derivatives:
Credit Default Swaps****	—	(41,987)	—		(41,987)
Interest Rate Swaps****	—	(173,604)	—		(173,604)
Total	$11,386,478	$280,299,118	$400,524		$292,086,120
JQC
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,557,459,059	$—		$1,557,459,059
Corporate Bonds**	—	278,631,168	—	***	278,631,168
Exchange-Traded Funds	52,009,385	—	—		52,009,385
Common Stocks**	14,986,606	13,693,938	—	***	28,680,544
Common Stock Rights**	—	567,487	2,142,460		2,709,947
Warrants**	145,234	—	—		145,234

Short-Term Investments:
Investment Companies	66,713,030	—	—		66,713,030
Total	$133,854,255	$1,850,351,652	$2,142,460		$1,986,348,367
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a

Notes to Financial Statements (continued)

fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, NSL, JFR, JRO and JSD used interest rate swaps in which each Fund received payments based upon floating (one- or three-month) LIBOR rates, and paid a fixed rate of interest. The purpose of the interest rate swaps is to convert some portion of a Fund’s floating rate leverage (bank borrowings) to fixed rate through the maturity date of the swap. The Funds also entered into a cancellable interest rate swap in which the Funds received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NSL	JFR	JRO	JSD
Average notional amount of interest rate swap contracts outstanding*	$43,000,000	$123,160,000	$84,000,000	$52,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation. Conversely, if a Fund has unrealized depreciation the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, JSD and JQC invested in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	JSD	JQC
Average notional amount of credit default swap contracts outstanding*	$2,200,000	$7,880,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
NSL
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(1,198,980)
JFR
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$2,861	Unrealized depreciation on interest rate swaps	$(2,433,446)
JRO
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(2,331,087)

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JSD
Credit	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**^	$(41,987)

Interest Rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$16,275	Unrealized depreciation on interest rate swaps	$(189,879)
Total			$16,275		$(231,866)
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.
^

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
NSL	Morgan Stanley Capital Services LLC	$—	$(1,198,980)	$(1,198,980)	$1,160,000	$(38,980)
JFR	Morgan Stanley Capital Services LLC	2,861	(2,433,446)	(2,430,585)	2,383,000	(47,585)
JRO	Morgan Stanley Capital Services LLC	—	(2,331,087)	(2,331,087)	2,113,000	(218,087)
JSD	Morgan Stanley Capital Services LLC	16,275	(189,879)	(173,604)	173,604	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NSL	Interest rate	Swaps	$(170,366)	$(650,645)
JFR	Interest rate	Swaps	$710,097	$(3,024,738)
JRO	Interest rate	Swaps	$661,463	$(2,851,257)
JSD
	Credit	Swaps	$(85,971)	$(41,987)
	Interest rate	Swaps	(115,754)	(62,704)
Total			$(201,725)	$(104,691)
JQC	Credit	Swaps	$1,412,527	$(1,375,436)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event a Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NSL		JFR
	Year Ended 7/31/18*	Year Ended 7/31/17**	Year Ended 7/31/18	Year Ended 7/31/17***
Additional authorized common shares	8,800,000	8,800,000	12,900,000	12,900,000
Common shares sold	—	—	452,068	1,274,890
Offering proceeds, net of offering costs	$—	$—	$5,297,434	$15,091,303

	JRO		JSD
	Year Ended 7/31/18	Year Ended 7/31/17***	Year Ended 7/31/18*	Year Ended 7/31/17**
Additional authorized common shares	8,500,000	8,500,000	1,000,000	1,000,000
Common shares sold	783,600	1,280,410	—	362
Offering proceeds, net of offering costs	$9,134,335	$15,230,348	$—	$6,592
*	Represents additional authorized common shares for the period August 1, 2017 through December 8, 2017.
**	Represents additional authorized common shares for the period March 8, 2017 through July 31, 2017.
***	Represents additional authorized common shares for the period February 22, 2017 through July 31, 2017.

Costs incurred by the Funds in connection with their initial shelf registrations were recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JFR		JRO
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	Year Ended 7/31/17
Common shares:
Sold through shelf offering	452,068	1,274,890	783,600	1,280,410
Issued to shareholders due to reinvestment of distributions	11,975	10,319	5,155	13,271
Weighted average common share:
Premium to NAV per shelf offering share sold	1.38%	1.62%	1.71%	2.17%

Notes to Financial Statements (continued)

	JSD
	Year Ended 7/31/18	Year Ended 7/31/17
Common shares:
Sold through shelf offering	—	362
Issued to shareholders due to reinvestment of distributions	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—	1.34%

Preferred Shares

Term Preferred Shares

The following Funds have issued and have outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

As of the end of the reporting, NSL, JFR, JRO and JSD had $42,401,767, $124,022,961, $82,913,025 and $34,564,434 Term Preferred at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ Term Preferred Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NSL	2021	43,000	$43,000,000
JFR	2019	10,200	$10,200,000
	2022	25,000	25,000,000
	2024	35,000	35,000,000
	2027	55,000	55,000,000
JRO	2022	10,000	$10,000,000
	2022-1	21,000	21,000,000
	2023	8,000	8,000,000
	2027	45,000	45,000,000
JSD	2020	35,000	$35,000,000

Each Fund is obligated to redeem its Term Preferred by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. The Term Preferred are subject to redemption at the option of each Fund, subject to payment of a premium for approximately one year following the date of issuance (“Optional Redemption Premium Expiration Date”), and at liquidation preference per share plus accumulated but unpaid dividends. Term Preferred are subject to mandatory redemption in certain circumstances. Each Fund may be obligated to redeem a certain amount of the Term Preferred if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share (plus any premium) plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Premium Expiration Date for each Fund’s series of Term Preferred are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Premium Expiration Date
NSL	2021	November 1, 2021	October 31, 2017
JFR	2019	December 1, 2019	November 30, 2017
	2022	January 1, 2022	December 31, 2017
	2024	June 1, 2024	N/A
	2027	January 1, 2027	December 31, 2017
JRO	2022	January 1, 2022	December 31, 2017
	2022-1	April 1, 2022	March 31, 2018
	2023	December 1, 2023	November 30, 2017
	2027	January 1, 2027	December 31, 2017
JSD	2020	November 1, 2020	October 31, 2016
N/A	– Not applicable

The average liquidation preference of Term Preferred outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD
Average liquidation preference of Term Preferred outstanding	$43,000,000	$125,200,000	$84,000,000	$35,000,000
Annualized dividend rate	2.00%	3.38%	3.28%	1.75%

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of Term Preferred were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Term Preferred Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

JFR incurred offering costs of $17,767, $34,114, $48,328 and $85,995 in connection with their issuance of Series 2019, Series 2022, Series 2024 and Series 2027 Term Preferred, respectively, which were expensed as incurred and are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Year Ended July 31, 2017
NSL	Series	Shares	Amount
Term Preferred issued	2021	43,000	$43,000,000

	Year Ended July 31, 2017
JFR	Series	Shares	Amount
Term Preferred issued	2019	10,200	$10,200,000
	2022	25,000	25,000,000
	2024	35,000	35,000,000
	2027	55,000	55,000,000
Total		125,200	$125,200,000

	Year Ended July 31, 2017
JRO	Series	Shares	Amount
Term Preferred issued	2022	10,000	$10,000,000
	2022-1	21,000	21,000,000
	2023	8,000	8,000,000
	2027	45,000	45,000,000
Total		84,000	$84,000,000

Notes to Financial Statements (continued)

Transactions in Variable Rate Term Preferred (“VRTP”) Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2017
NSL	Series	Shares	Amount
VRTP Shares redeemed	C-4	(450)	$(45,000,000)

	Year Ended July 31, 2017
JFR	Series	Shares	Amount
VRTP Shares redeemed	C-4	(1,080)	$(108,000,000)

	Year Ended July 31, 2017
JRO	Series	Shares	Amount
VRTP Shares redeemed	C-4	(750)	$(75,000,000)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$123,473,935	$317,870,164	$234,308,007	$82,502,625	$883,387,759
Sales and maturities	$121,364,217	$287,964,525	$208,129,580	$83,305,125	$857,737,464

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for NSL). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NSL	JFR	JRO	JSD	JQC
Tax cost of investments	$448,641,948	$1,090,186,055	$766,704,800	$300,101,248	$2,085,912,656
Gross unrealized:
Appreciation	7,483,662	17,517,187	12,980,933	5,818,494	17,827,036
Depreciation	(25,369,956)	(55,774,469)	(41,643,805)	(13,618,031)	(117,391,325)
Net unrealized appreciation (depreciation) of investments	$(17,886,294)	$(38,257,282)	$(28,662,872)	$(7,799,537)	$(99,564,289)

		NSL	JFR	JRO	JSD
Tax cost of swaps		$—	$—	$—	$(31,007)
Net unrealized appreciation (depreciation) of swaps		(1,198,980)	(2,430,585)	(2,331,087)	(173,604)

Permanent differences, primarily due to expiration of capital loss carryforwards, bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships, distressed PIK bond adjustments and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2018, the Funds’ tax year end, as follows:

	NSL	JFR	JRO	JSD	JQC
Paid-in-surplus	$(29,464,537)	$(67,257,711)	$(46,592,886)	$(192,942)	$(8,513,146)
Undistributed (Over-distribution of) net investment income	114,907	1,963,579	1,737,347	84,695	3,791,771
Accumulated net realized gain (loss)	29,349,630	65,294,132	44,855,539	108,247	4,721,375

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Funds’ tax year end, were as follows:

	NSL	JFR	JRO	JSD	JQC
Undistributed net ordinary income[1]	$2,985,455	$4,877,606	$3,199,983	$1,685,802	$857,230
Undistributed net long-term capital gains	—	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 2, 2018, paid on August 1, 2018. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2018 and July 31, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$18,645,372	$48,769,652	$35,379,514	$13,766,120	$74,671,845
Distributions from net long-term capital gains	—	—	—	—	—

2017	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$18,847,638	$46,717,216	$34,204,030	$13,046,562	$84,784,370
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2018, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NSL	JFR	JRO	JSD	JQC
Not subject to expiration:
Short-term	$—	$43,342	$304,388	$14,921	$9,492,644
Long-term	4,076,891	13,159,712	8,137,862	3,779,388	38,892,992
Total	$4,076,891	$13,203,054	$8,442,250	$3,794,309	$48,385,636

As of July 31, 2018, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	NSL	JFR	JRO	JQC
Expired capital loss carryforwards	$29,264,459	$67,020,214	$46,332,843	$8,513,146

During the Funds’ tax year ended, July 31, 2018, NSL utilized $721,041 of its capital loss carryforward.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee Rate	JQC Fund-Level Fee Rate
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2018, the complex-level fee for each Fund was 0.1588%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD
Outstanding unfunded senior loan commitments	$61,505	$131,189	$78,926	$61,505

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Fund Leverage

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$115,000,000	$290,000,000	$195,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$114,000,000	$254,300,000	$178,800,000

For NSL, JFR and JRO, interest is charged at a rate equal to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80%. NSL accrues 0.15% per annum on the undrawn balance if it is less than 50% of the maximum commitment amount; however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue 0.25% per annum on the undrawn portion. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JRO accrues 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL and JRO also accrued an upfront fee of 0.05% and 0.025% per annum on the maximum commitment amount, respectively.

On December 22, 2017, JFR and JRO renewed their Borrowings through December 21, 2018. On January 29, 2018, NSL renewed its Borrowings through January 28, 2019. All other items of the Borrowings remain unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$114,000,000	$254,300,000	$178,800,000
Average annual interest rate	2.38%	2.38%	2.38%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$75,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$72,000,000

For the period August 1, 2017 to October 31, 2017, the interest was charged on these Borrowings at a rate per annum equal to the greater of 1-Month LIBOR plus 0.85%. The Fund also accrued 0.15% per annum on the undrawn portion if it was less than 50% of the maximum commitment; however, if the undrawn portion of the Borrowings was greater than 50% of the maximum commitment amount the Fund accrued a 0.25% per annum on the undrawn portion of the Borrowings.

On November 1, 2017, JSD renewed its Borrowings through October 31, 2018. The interest charged on these Borrowings is at a rate per annum equal to 1-Month LIBOR plus 0.80%. The Fund also accrued an upfront fee of 0.05% per annum on the maximum commitment amount. All other items of the Borrowings remain unchanged.

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$72,000,000
Average annual interest rate	2.39%

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$610,000,000

Notes to Financial Statements (continued)

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$561,000,000

Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.15%. The Fund also accrues 1.15% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$561,000,000
Average annual interest rate	2.89%

Reverse Repurchase Agreements

During the current fiscal period, JQC used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In periods of increased demand for the security, the Fund receives a fee for use of the security by the counterparty. This results in interest income to the Fund, which is recognized as a component of the “Interest and dividend income” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
Societe Generale	3-Month LIBOR plus 1.15%	$(145,000,000)	4/15/20	$(145,000,000)	$(145,370,675)
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$145,000,000
Average interest rate	2.90%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
Societe Generale	$(145,370,675)	$145,370,675	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds’ Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

10. Inter-Fund Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Funds did not enter into any inter-fund loan activity.

11. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

12. Subsequent Events

Borrowings

On September 11, 2018, JQC renewed its Borrowing through January 28, 2019. The Fund decreased its maximum commitment amount to $550,000,000 and the interest charged on the Fund’s Borrowings was changed to the 3-Month LIBOR plus 1.10%. All other items of the Borrowings remain unchanged.

Reverse Repurchase Agreements

On September 11, 2018, JQC increased its outstanding balances on its reverse repurchase agreements to $200,000,000 and the interest charged was changed to the 3-Month LIBOR plus 0.75%.

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interst-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2018:

	NSL	JFR	JRO	JSD	JQC
% of Interest-Related Dividends	60.1%	58.9%	58.7%	63.2%	69.5%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Symphony Asset Management LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••

Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••

Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment teams, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017, as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen Senior Income Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and three-year periods and the second quartile in the five-year period. In addition, the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and three-year periods and the first quartile in the five-year period. In addition, the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Opportunity Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and three-year periods and the first quartile in the five-year period. In addition, the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Duration Credit Opportunities Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and three-year periods and the second quartile in the five-year period. In addition, the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Credit Strategies Income Fund, the Board noted that, although the Fund ranked in the third quartile of its Performance Peer Group and outperformed its benchmark in the five-year period, the Fund ranked in the fourth quartile and underperformed its benchmark in the one- and three-year periods. The Board recognized the Fund had experienced periods of challenged performance and had traded in the secondary market at a discount and discussed with the Adviser the factors that contributed to the Fund’s underperformance and discount. The Board considered the historic changes to the Fund’s mandate over the years which had provided the Fund with greater flexibility to invest in equities and high yield bonds. The Board noted that as the Fund had a broader mandate than its peers, the Fund’s Performance Peer Group was ranked low in relevancy. The Board discussed the rationale for the broader mandate and any steps the Adviser had taken or proposed to address performance concerns. The Board noted that it would continue to monitor the performance of this Fund.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below the respective peer averages.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, hedge funds and investment companies outside the Nuveen family. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and hedge funds. With respect to hedge funds, the Board noted the performance fee the Sub-Adviser assesses for advising a hedge fund or account. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser, and the hedge funds advised by the Sub-Adviser (along with their performance fee) and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

which contribute to variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		166

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		166

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		166

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		166

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		166

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1996 Class III		166

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		166

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		166

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		164

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007		75

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998		166

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016		166

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003		166

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002		166

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007		166

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		75

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		75

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) of Nuveen Securities, LLC; 2008 Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008		166

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017		166

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		166

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988		166

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-0718D 600788-INV-Y-09/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Short Duration Credit Opportunities Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2018	$31,190	$2,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2017	$30,350	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2018	$0	$0	$0	$0
July 31, 2017	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•

Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony”, also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

•	Scott Caraher, Portfolio Manager

•	Jenny Rhee, Portfolio Manager

Scott Caraher, Co-Portfolio Manager of the Fund, is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee, Co-Portfolio Manager of the Fund, joined Symphony in 2001. Her responsibilities include portfolio management for Symphony’s long-short credit strategy, credit trading, and research. Previously, Ms. Rhee was a Senior Vice President and Portfolio Manager at Basso Capital Management in London where she helped launch their European credit platform.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED by Scott Caraher as of 7/31/18
(a) Registered Investment Companies
Number of accounts	6
Assets	$4.42 billion

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	4
Assets	$1.19 billion

Performance fee accounts
Number of accounts	0
Assets	$0

(c) Other
Non-performance fee accounts
Number of accounts	6
Assets	$1.21 billion
Performance fee accounts
Number of accounts	0
Assets	$0

OTHER ACCOUNTS MANAGED by Jenny Rhee as of 7/31/18
(a) Registered Investment Companies
Number of accounts	2
Assets	$984 billion

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	2
Assets	$825 million
Performance fee accounts
Number of accounts	1
Assets	$766 million

(c) Other
Non-performance fee accounts
Number of accounts	8
Assets	$8.4 million
Performance fee accounts
Number of accounts	0
Assets	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

Each portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JSD SECURITIES AS OF JULY 31, 2018.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher						X
Jenny Rhee	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Short Duration Credit Opportunities Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2018